AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 2016

FILE NO. 033-02610

FILE NO. 811-04550

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 134

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 137

THE MAINSTAY FUNDS

(exact name of registrant as specified in charter)

51 MADISON AVENUE,

NEW YORK, NEW YORK 10010

(address of principal executive office)

REGISTRANT’S TELEPHONE NUMBER: (212) 576-7000

Copy to:

J. Kevin Gao, Esq. The MainStay Funds 30 Hudson Street Jersey City, NJ 07302	Thomas C. Bogle, Esq. Corey F. Rose, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on ___________, pursuant to paragraph (b)(1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒	on February 28, 2017, pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion
Preliminary Prospectus dated December 23, 2016

Prospectus for MainStay Equity Funds
MainStay Funds®	[February 28, 2017]

	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R6
U.S. Equity
MainStay Large Cap Growth Fund	MLAAX	MLINX	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX	MLRSX

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CLASSES OF SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURTITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MainStay Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts or waivers is available from your financial professional and in the "Information on Sales Charges" section starting on page [__] of the Prospectus (and Appendix A – Intermediary - Specific Sales Charge Waivers and Discounts hereto) and in the "Alternative Sales Arrangements" section on page [__] of the Statement of Additional Information.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.14%	0.20%	0.20%	0.21%	0.14%	0.24%	0.24%	0.24%	0.02%
Total Annual Fund Operating Expenses	1.00%	1.06%	1.81%	1.81%	0.75%	0.85%	1.10%	1.35%	0.63%
Waivers / Reimbursements[2]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.99%	1.05%	1.80%	1.80%	0.74%	0.84%	1.09%	1.34%	0.62%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets in excess of $9 billion. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement will remain in effect until [March 1, 2017], and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

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Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 646	$ 652	$ 184	$ 684	$ 184	$ 284	$ 76	$ 87	$ 112	$ 137	$ 63
3 Years	$ 851	$ 869	$ 569	$ 869	$ 569	$ 569	$ 239	$ 271	$ 350	$ 428	$ 201
5 Years	$ 1,072	$ 1,103	$ 980	$ 1,180	$ 980	$ 980	$ 416	$ 471	$ 606	$ 739	$ 350
10 Years	$1,707	$ 1,773	$ 1,930	$ 1,930	$ 2,127	$ 2,127	$ 929	$ 1,049	$ 1,340	$ 1,624	$ 785
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Fund's Subadvisor, invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. and traded primarily in markets outside the U.S.

Investment Process: The Fund invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital and deploys excess cash flow to enhance shareholder return.

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective if the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Selection Risk: The investments selected by the Fund's Subadvisor may underperform the market or other investments.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less

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liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as a secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for these newer share classes is adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for these newer share classes would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

Annual Returns, Class A Shares

(by calendar year 2007-2016)

5

Best Quarter
[__]	[__]	%
Worst Quarter
[__]	[__]	%

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

Average Annual Total Returns (for the periods ended December 31, 2016)

	1 Year		5 Years		10 Years
Return Before Taxes
Class A	[__]	%	[__]	%	[__]	%
Investor Class	[__]	%	[__]	%	[__]	%
Class B	[__]	%	[__]	%	[__]	%
Class C	[__]	%	[__]	%	[__]	%
Class I	[__]	%	[__]	%	[__]	%
Class R1	[__]	%	[__]	%	[__]	%
Class R2	[__]	%	[__]	%	[__]	%
Class R3	[__]	%	[__]	%	[__]	%
Class R6	[__]	%	[__]	%	[__]	%
Return After Taxes on Distributions
Class A	[__]	%	[__]	%	[__]	%
Return After Taxes on Distributions and Sale of Fund Shares
Class A	[__]	%	[__]	%	[__]	%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)	[__]	%	[__]	%	[__]	%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	[__]	%	[__]	%	[__]	%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Winslow Capital Management, LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Winslow Capital Management, LLC	Clark J. Winslow, Founder*	Since 2005
	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Managing Director	Since 2013

* Clark J. Winslow will continue to serve as a portfolio manager for the Fund until December 31, 2016.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Class R6 shares are generally available only to certain retirement plans, including Section 401(a) and 457 plans, certain 403(b)(7) plans, 401(k), profit sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that the plan trades on an omnibus level. Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares, $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates, and $250,000 for Class R6 shares. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares have no subsequent investment minimum. Class R1 shares, Class R2 shares, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

6

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page [__] of the Prospectus.

7

More About Investment Strategies and Risks

Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the investment risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. Not all investments/strategies of the Funds may be described in the Prospectus.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information is provided in alphabetical order and not necessarily in order of importance.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

8

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs, including affiliated ETFs. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in that Fund’s Prospectus and the relevant SAI.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest will be denominated or quoted in a foreign currency. Devaluation of a currency by a country’s government or banking authority will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Changes in foreign currency exchange rates will also affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Growth Stocks

Certain Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded

9

securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund's portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Fund's Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting a Fund's NAV. Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Other Investment Companies

A Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Real Estate Investment Trusts ("REITs")

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Small-Cap and Mid-Cap Stocks

The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of small-capitalization and mid-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, or abnormal circumstances (such as large cash inflows or anticipated large redemptions) for temporary defensive purposes or for liquidity purposes and for brief or prolonged periods, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash or money market securities or other investments.

In unusual market conditions, the MainStay International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

Value Stocks

The Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The

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principal risk of investing in value stocks is that they may never reach what the Fund's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

In addition to the principal investments described above, the Fund may also invest or engage in the following:

Initial Public Offerings ("IPOs")

Certain Funds may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Large Transaction Risks

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund's transaction costs.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. For example, many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act could materially impact the value of assets the Fund holds. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Other Information about the Funds:

Investment Policies and Objectives

Certain Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. For a list of these policies, please see the SAI. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The MainStay Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in this non-fundamental policy with respect to investments of the type suggested by its name. For additional information, please see the SAI.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain Funds can invest their net assets in ETFs that invest in similar securities and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act")).

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Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors.

For additional details regarding the information described in this Shareholder Guide or if you have any questions, please contact your financial adviser or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com.

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund and MainStay Epoch International Small Cap Fund.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP International Fund, MainStay International Equity Fund and MainStay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Convertible Fund, and MainStay Income Builder Fund.

• “MainStay Municipal/Tax Advantaged Bond Funds” collectively refers to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Emerging Markets Debt Fund, MainStay Floating Rate Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

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• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, B, C, I, R1, R2, R3 and R6 shares, as applicable. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes, except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Important factors to consider include:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of sales charge.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Funds indirectly share the costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to reimburse the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

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• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount available to purchase MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. Investor Class, Class A, Class B and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[1]	None[1]	Sliding scale during the first six years after purchase[2]	1% on sale of shares held for one year or less[3]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[4] distribution and 0.25% service (1.00% total)[5]	0.75%[4] distribution and 0.25% service (1.00% total) [5]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[6]	Yes[6]	Yes[6]	Yes[6]	Yes[6]	Yes[6]	Yes[6]	Yes[6]	Yes[6]
Purchase maximum[7]	None	None	$100,000	$1,000,000[8]	None	None	None	None	None

1. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund). A CDSC of 1.00% may be imposed, however, on certain redemptions made within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

2. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

3. 18 months or less with respect to MainStay Short Duration High Yield Fund.

4. 0.25% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

5. 0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund.

6. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

7. Does not apply to purchases by certain retirement plans.

8. $250,000 or more for MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans that trade on an omnibus level. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

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If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $25,000 ($15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $25,000 ($15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $25,000 ($15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

• Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $25,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

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• Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• You pay no initial sales charge on an investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your intended purchase in light of your particular circumstances.

• The MainStay Funds will generally not accept a purchase order for Class B shares if the aggregate dollar amount will cause the client's MainStay investment to exceed $100,000.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

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• As of January 18, 2013, Class B shares of MainStay Cornerstone Growth Fund closed to new investors. However, then existing shareholders may continue to add to their existing account.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

— Existing or retired MainStay Funds Board Member, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may only invest in Class I shares.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Class R6 shares are available in certain individual retirement accounts, including the following, provided that in each case the plan trades on an omnibus level:

— Section 401(a) and 457 plans;

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— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension and defined benefit plans; and

— Non-qualified deferred compensation plans.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• $15,000 minimum initial investment with no minimum subsequent purchase amount for investors who, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through financial intermediary firms (such as a broker/dealer, financial adviser or other type of institution) may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the MainStay Funds.

Please note that if you qualify for this reduced minimum, you must also maintain aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per MainStay Fund to avoid having your Class A account automatically convert into Investor Class shares.

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class B and/or Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

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MainStay Absolute Return Multi-Strategy Fund, MainStay California Tax Free Opportunities Fund, MainStay Cornerstone Growth Fund, MainStay Cushing Funds, MainStay Emerging Markets Equity Fund, MainStay Epoch Funds, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors, the MainStay Funds' existing and retired Board Members, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

[Class I shares may be available, in some instances, to investors purchasing through certain registered investment advisers that trade through non-transaction fee networks or platforms that have entered into an agreement with the Distributor or its affiliates. Investors purchasing through other registered investment advisers that trade through a non-transaction fee network or platform generally will be able to invest in Class A shares with a reduced or waived initial sales charge, as described under “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares.” Class I shares do not have a distribution plan and do not pay a distribution fee. Class A shares have a distribution plan and pay a distribution fee. See “Information on Fees.”]

Class R1, Class R2 and Class R3 Shares

If you are eligible to invest in Class R1, Class R2 or Class R3 shares of the MainStay Funds there are no minimum initial or subsequent purchase amounts.

Class R6 Shares

• $250,000 minimum for initial purchases of any single MainStay Fund. There is no minimum for subsequent purchase amounts.

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Conservative Allocation Fund, MainStay Convertible Fund, MainStay Cornerstone Growth Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay ICAP Equity Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund and MainStay U.S. Equity Opportunities Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

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2. No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Indexed Bond Fund and MainStay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more, but a CDSC of 1.00% may be imposed on redemptions of such shares within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more, but a CDSC of 1.00% may be imposed on redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares" below.

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MainStay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more, but a CDSC of 1.00% may be imposed on redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares” below.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay Short Duration High Yield Fund).

However, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

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• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

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More information on Investor Class and Class A share sales charge discounts is available in the SAI or on the internet at mainstayinvestments.com.

"Spouse," with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

• 50 or more participants; or

• more than $1,000,000 in assets; or

• holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in multiple share classes.

Purchases Through Financial Intermediaries

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial intermediary firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Distributor or an affiliate. The MainStay Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Whether a sales charge waiver is available for your retirement plan or charitable account may depend upon the policies and procedures of your financial intermediary. Please consult your financial intermediary for further information.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

The availability of certain initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase Fund shares. The Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are generally available through financial intermediaries. The initial sales charge waivers available through certain other financial intermediaries are set forth in Appendix A– Intermediary - Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Section 529 Plans

When shares of the MainStay Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the MainStay Funds and of New York Life and its affiliates. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is waived, we may impose a CDSC of 1.00% if you redeem your shares within one year (18 months with respect to MainStay Short Duration High Yield Fund). The Distributor may pay a commission to financial intermediary firms on such purchases from its own resources.

The availability of certain contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are generally available through financial intermediaries. The contingent deferred sales charge waivers available through certain other financial intermediaries are set forth in Appendix A– Intermediary - Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

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For more information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay California Tax Free Opportunities Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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Compensation to Financial Intermediary Firms

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 4.00% on purchases of Class B shares to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the purchase of MainStay Fund shares by their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the Fund’s shares.

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Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and MainStay Fund subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect brokerage transactions.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the prospectus because the payments are not made by the Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A, Class B or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets

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Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the intermediary's policies, procedures and other information.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

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Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

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Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

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GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• MainStay may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

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— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Call before 4:00 pm Eastern time to generally sell shares at the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” under Rule 2a-7 of the 1940 Act or the rules governing money market funds. A “retail money market fund” is a type of money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., Social Security Number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a Social Security Number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund may deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

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From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a MainStay Fund. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at mainstayinvestments.com to view your account information. Please note, simply visiting our public website may not establish contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor, or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

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Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (i) those shares haven't been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days

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(in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will generally be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means.

Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will generally be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum

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investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay ICAP International Fund
MainStay Balanced Fund	MainStay ICAP Select Equity Fund
MainStay California Tax Free Opportunities Fund*	MainStay Income Builder Fund
MainStay Common Stock Fund	MainStay Indexed Bond Fund
MainStay Conservative Allocation Fund	MainStay International Equity Fund
MainStay Convertible Fund	MainStay International Opportunities Fund
MainStay Cornerstone Growth Fund**	MainStay Large Cap Growth Fund
MainStay Cushing MLP Premier Fund	MainStay MAP Equity Fund
MainStay Cushing Renaissance Advantage Fund	MainStay Moderate Allocation Fund
MainStay Cushing Energy Income Fund	MainStay Moderate Growth Allocation Fund
MainStay Emerging Markets Debt Fund	MainStay Money Market Fund
MainStay Emerging Markets Equity Fund	MainStay New York Tax Free Opportunities Fund***
MainStay Epoch Capital Growth Fund	MainStay Retirement 2010 Fund
MainStay Epoch Global Choice Fund	MainStay Retirement 2020 Fund
MainStay Epoch Global Equity Yield Fund	MainStay Retirement 2030 Fund
MainStay Epoch International Small Cap Fund	MainStay Retirement 2040 Fund
MainStay Epoch U.S. All Cap Fund	MainStay Retirement 2050 Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay Retirement 2060 Fund
MainStay Epoch U.S. Small Cap Fund	MainStay S&P 500 Index Fund
MainStay Floating Rate Fund	MainStay Short Duration High Yield Fund
MainStay Government Fund	MainStay Tax Advantaged Short Term Bond Fund
MainStay Growth Allocation Fund	MainStay Tax Free Bond Fund
MainStay High Yield Corporate Bond Fund	MainStay Total Return Bond Fund
MainStay High Yield Municipal Bond Fund	MainStay Unconstrained Bond Fund
MainStay High Yield Opportunities Fund	MainStay U.S. Equity Opportunities Fund
MainStay ICAP Equity Fund

*  The Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA.

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** Class B shares are closed to new investors.

*** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend Fund Exchanges

If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund or MainStay Tax Free Bond Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund or MainStay Tax Free Bond Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund's subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund

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shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

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The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at mainstayinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund will be made available on the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. Such disclosure will remain accessible on the website until the posting of the following quarter-end information.

The portfolio holdings for MainStay ICAP Equity Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund will be made available as of the last day of each calendar month no earlier than 15 days after the end of the reported month. Such disclosure will remain accessible on the website until the posting of the following month-end information.

The portfolio holdings for MainStay Municipal/Tax Advantaged Bond Funds will be made available no earlier than 60 days after month-end. Such disclosure will remain accessible on the website until the posting of the following month’s schedule.

In addition, with the exception of MainStay Tax Free Bond Fund, each MainStay Fund's ten largest holdings, as reported on a quarter-end basis, will be made public no earlier than 15 days after the end of each calendar quarter. MainStay Tax Free Bond Fund’s ten largest holdings will be posted 10 days after month-end. If the scheduled release date for portfolio holdings falls on a weekend or other non-business day, the portfolio holdings will be posted on the following business day.

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FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay ICAP International Fund, MainStay International Equity Fund, MainStay International Opportunities Fund, MainStay Large Cap Growth Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay Retirement 2060 Fund, MainStay S&P 500 Index Fund and MainStay U.S. Equity Opportunities Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Convertible Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay Short Duration High Yield Fund, MainStay Total Return Bond Fund and MainStay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay California Tax Free Opportunities Fund, MainStay Floating Rate Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Advantaged Short Term Bond Fund and MainStay Tax Free Bond Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

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5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are taxable, whether you take them as cash or automatically reinvest them. A MainStay Fund's realized capital gains are taxed based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are taxed as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally taxed as ordinary income upon distribution.

For individual shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is taxable to individuals at preferential rates, to the extent that such MainStay Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deductions if certain conditions are met. The maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Municipal/Tax Advantaged Bond Funds

The MainStay Municipal/Tax Advantaged Bond Funds’ distributions to shareholders are generally expected to be exempt from federal income taxes, and in the case of MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be taxable whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are taxed based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Municipal/Tax Advantaged Bond Funds realize long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Municipal/Tax Advantaged Bond Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

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• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, exempt-interest dividends not exceeding the interest received on such California municipal bonds will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Exempt-interest dividends paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be taxed at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions of tax-exempt interest.

MainStay New York Tax Free Opportunities Fund

MainStay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from MainStay New York Tax Free Opportunities Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes. If you are subject to tax in a state other than New York, any dividends by derived the Fund from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest.

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the Fund to be able to pay distributions from its net tax-exempt income. Although the Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the Fund, including any distributions of exempt-interest dividends, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are taxable, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be taxed as long-term capital gains. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be taxed

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as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). In addition, as a regular corporation, the MLP Premier Fund is subject to state and local income taxes by reason of its investments in equity securities of MLPs and/or U.S. royalty trusts. Therefore, the MLP Premier Fund may have state and local income tax liabilities in multiple states, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as items of tax preference for purposes of

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calculating the MLP Premier Fund’s alternative minimum taxable income. Such items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. A distribution will be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

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U.S. shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as qualified dividends, and which, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the Internal Revenue Service (the “IRS”) for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 28%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Funds

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may also be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed its current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in the Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax

46

liability) when the shareholder later redeems the Fund’s shares. The Funds cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by a Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by a Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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Know With Whom You Are Investing

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2016, New York Life Investments and its affiliates managed approximately $[__] billion in assets.

The Manager provides office space, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities for certain of the Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager also pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2016, the Funds paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2016
MainStay Large Cap Growth Fund	[__]%

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement for each Fund, please refer to each Fund's Semi-Annual Report to shareholders for the fiscal period ended April 30, 2015.

The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

Except as otherwise stated, each voluntary waiver or reimbursement discussed below may be discontinued at any time.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below.

MainStay Large Cap Growth Fund: Class R1, 0.95%

Prior to the effective date of their current voluntary expense waiver/reimbursement arrangements, certain MainStay Funds had different arrangements in place.

Contractual

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of

48

portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below:

MainStay Large Cap Growth Fund: Class I, 0.88%

These agreements will remain in effect until [March 1, 2017], and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

49

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Funds.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Marketfield Fund, the MainStay Large Cap Growth Fund, and the MainStay High Yield Corporate Bond Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Discovery in the case has commenced.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor.

The Current Order supersedes a prior SEC exemptive order (“Prior Order”), which applied only to hiring and terminating, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors. Except for MainStay S&P 500 Index Fund, the shareholders of the Funds that are covered by this Prospectus have approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors. Shareholders of a Fund must separately approve the use of the Current Order before it may be relied upon to hire or terminate, or to modify existing or future subadvisory agreements with, Wholly-Owned Subadvisors. The shareholders of none of the Funds that are covered by this Prospectus have approved the use of the Current Order with respect to Wholly-Owned Subadvisors.

Please see the SAI for more information on the Current Order.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). As of October 1, 2014, Nuveen Investments is an indirect subsidiary of TIAA-CREF. As of December 31, 2016, Winslow Capital managed approximately $[__] billion in assets. Winslow is the subadvisor to the MainStay Large Cap Growth Fund.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds’ portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Patrick M. Burton, CFA

Mr. Burton is a Managing Director and portfolio manager/equity analyst of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the MainStay Large Cap Growth Fund since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer and Chief Investment Officer, and a portfolio manager of Winslow Capital and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the MainStay Large Cap Growth Fund since 2005. Mr. Kelly graduated Summa Cum Laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

50

Clark J. Winslow

Mr. Winslow is the Founder and portfolio manager at Winslow Capital. He served as the Chief Executive Officer of Winslow Capital from 1992 to 2015. From 1992 to 2013, he was also the Chief Investment Officer. Mr. Winslow has been part of the investment management team for the MainStay Large Cap Growth Fund since 2005. Mr. Winslow has 49 years of investment experience and has managed portfolios since 1975. Mr. Winslow has a BA from Yale University and an MBA from the Harvard Business School.

51

Financial Highlights

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).

The financial highlights for MainStay Cornerstone Growth Fund reflect the historical financial highlights of Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds (“Keystone Fund”). Upon completion of the reorganization of Keystone Fund with and into MainStay Cornerstone Growth Fund, which occurred on January 11, 2013, Class A and Class I shares of MainStay Cornerstone Growth Fund assumed the performance, financial and other historical information of the Class A and Class I shares of Keystone Fund.

The information for all periods prior to January 11, 2013 has been audited by the independent registered public accounting firm for Keystone Fund (“Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Fund. The reports of the Predecessor Accounting Firm, along with Keystone Fund’s financial statements (which have been adopted by the Fund), are included in the annual reports of Keystone Fund, which are available upon request.

Please note that as of July 1, 2013, the fiscal year end for the MainStay Cornerstone Growth Fund changed from June 30 to October 31.

Effective May 25, 2012, MainStay U.S. Small Cap Fund, formerly a series of Eclipse Funds, merged into a corresponding "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. Upon completion of this reorganization, the respective share classes of MainStay U.S. Small Cap Fund assumed the performance, financial and other historical information of the predecessor fund. On February 29, 2016, the MainStay U.S. Small Cap Fund changed its name to MainStay Epoch U.S. Small Cap Fund.

Except as mentioned above, the information for all Funds has been audited by [__], whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request.

52

Appendix A – Intermediary - Specific Sales Charge Waivers and Discounts

The availability of certain initial and contingent deferred sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers (or discounts) not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through intermediary to receive such waivers (or discounts.) Financial intermediaries may have different policies and procedures regarding the availability of these waivers (and discounts). The following descriptions of sales charge waivers (and discounts) for a particular financial intermediary and class(es) of shares are reproduced based on information provided by the financial intermediary that the intermediary has represented is current with respect to sales charge waivers (or discounts) in effect. These waivers (or discounts), which may vary from those disclosed elsewhere in the Prospectus or SAI are subject to change and this Appendix will be updated based on information provided by financial intermediaries. Neither the Funds, the Manager nor NYLIFE Distributors LLC supervises the implementation of these waivers (or discounts) or verifies the intermediaries’ administration of these waivers (or discounts).

In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers (or discounts). Please contact your financial intermediary for more information.

[Merrill Lynch

Effective [April 10, 2017], shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
[Shares of funds purchased through the Merrill Edge Self-Directed platform] (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

53

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

54

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

[Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time] (if applicable)

]

55

No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, mainstayinvestments.com/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or semiannual period.

TO OBTAIN INFORMATION

More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street
Jersey City, NJ 07302
NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

(NYLIM) NL EQ MS01e-02/17

56

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

MAINSTAY FUNDS TRUST AND THE MAINSTAY FUNDS

[February 28, 2017]

STATEMENT OF ADDITIONAL INFORMATION

	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R6
MAINSTAY FUNDS
MainStay Common Stock Fund	MSOAX	MCSSX	MOPBX	MGOCX	MSOIX	--	MSORX	MSOSX	--
MainStay Convertible Fund	MCOAX	MCINX	MCSVX	MCCVX	MCNVX	--	--	--	--
MainStay Emerging Markets Debt Fund[1]	MGHAX	MGHHX	MGHBX	MHYCX	MGHIX	--	--	--	--
MainStay Government Fund	MGVAX	MGVNX	MCSGX	MGVCX	MGOIX	--	--	--	--
MainStay High Yield Corporate Bond Fund	MHCAX	MHHIX	MKHCX	MYHCX	MHYIX	MHHRX	MHYRX	MHYTX	MHYSX
MainStay Income Builder Fund	MTRAX	MTINX	MKTRX	MCTRX	MTOIX	--	MTXRX	MTXVX	--
MainStay International Equity Fund	MSEAX	MINNX	MINEX	MIECX	MSIIX	MIERX	MIRRX	MIFRX	--
MainStay Large Cap Growth Fund	MLAAX	MLINX	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX	MLRSX
MainStay MAP Equity Fund[2]	MAPAX	MSMIX	MAPBX	MMPCX	MUBFX	MAPRX	MPRRX	MMAPX	--
MainStay Money Market Fund	MMAXX	MKTXX	MKMXX	MSCXX	--	--	--	--	--
MainStay Tax Free Bond Fund	MTBAX	MKINX	MKTBX	MTFCX	MTBIX	--	--	--	--
MainStay Unconstrained Bond Fund	MASAX	MSYDX	MASBX	MSICX	MSDIX	--	MSIRX	MSDJX	--
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	MBNAX	MBINX	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX	--
MainStay California Tax Free Opportunities Fund	MSCAX	MSCVX	--	MSCCX	MCOIX	--	--	--	--
MainStay Conservative Allocation Fund	MCKAX	MCKNX	MCKBX	MCKCX	MCKIX	--	--	MCKRX	--
MainStay Cornerstone Growth Fund	KLGAX	KLGNX	KLGBX	KLGCX	KLGIX	--	KLGRX	--	--
MainStay Emerging Markets Equity Fund[3]	MEOAX	MEOVX	--	MEOCX	MEOIX	--	--	--	--

MainStay Epoch Capital Growth Fund	MECDX	MECVX	--	MECEX	MECFX	--	--	--	--
MainStay Epoch Global Choice Fund	EPAPX	EPAIX	--	EPAKX	EPACX	--	--	--	--
MainStay Epoch Global Equity Yield Fund	EPSPX	EPSIX	--	EPSKX	EPSYX	--	EPSZX	EPSHX	EPSRX
MainStay Epoch International Small Cap Fund	EPIPX	EPIIX	--	EPIKX	EPIEX	--	--	--	--
MainStay Epoch U.S. All Cap Fund	MAAAX	MAWNX	MAWBX	MAWCX	MATIX	--	--	--	--
MainStay Epoch U.S. Equity Yield Fund	EPLPX	EPLIX	--	EPLKX	EPLCX	--	--	--	--
MainStay Epoch U.S. Small Cap Fund[1]	MOPAX	MOINX	MOTBX	MOPCX	MOPIX	MOPRX	MOTRX	MOVRX	--
MainStay Floating Rate Fund	MXFAX	MXFNX	MXFBX	MXFCX	MXFIX	--	--	MXFHX	--
MainStay Growth Allocation Fund	MGXAX	MGXNX	MGXBX	MGXCX	MGXIX	--	--	MGXRX	--
MainStay High Yield Municipal Bond Fund	MMHAX	MMHVX	--	MMHDX	MMHIX	--	--	--	--
MainStay High Yield Opportunities Fund	MYHAX	MYHNX	--	MYHYX	MYHIX	--	--	--	--
MainStay ICAP Equity Fund	ICAUX	ICANX	--	ICAVX	ICAEX	ICAWX	ICAYX	ICAZX	--
MainStay ICAP International Fund	ICEVX	ICELX	--	ICEWX	ICEUX	ICETX	ICEYX	ICEZX	--
MainStay ICAP Select Equity Fund	ICSRX	ICSOX	ICSQX	ICSVX	ICSLX	ICSWX	ICSYX	ICSZX	ICSDX
MainStay Indexed Bond Fund	MIXAX	MIXNX	--	--	MIXIX	--	--	--	--
MainStay International Opportunities Fund	MYITX	MYINX	--	MYICX	MYIIX	--	--	--	--
MainStay Moderate Allocation Fund	MMRAX	MMRDX	MMRBX	MMRCX	MMRIX	--	--	MMRHX	--
MainStay Moderate Growth Allocation Fund	MGDAX	MGDNX	MGDBX	MGDCX	MGDIX	--	--	MGDRX	--
MainStay New York Tax Free Opportunities Fund	MNOAX	MNOVX	--	MNOCX	MNOIX	--	--	--	--
MainStay Retirement 2010 Fund	MYRAX	MYRDX	--	--	MYRIX	MYRRX	MYRWX	MYREX	--
MainStay Retirement 2020 Fund	MYROX	MYRYX	--	--	MYRTX	MYRUX	MYRVX	MYRZX	--
MainStay Retirement 2030 Fund	MRTTX	MRTFX	--	--	MRTIX	MRTOX	MRTUX	MRTVX	--
MainStay Retirement 2040 Fund	MSRTX	MSRUX	--	--	MSRYX	MSREX	MSRQX	MSRZX	--

MainStay Retirement 2050 Fund	MSRLX	MSRVX	--	--	MSRMX	MSROX	MSRPX	MSRWX	--
MainStay Retirement 2060 Fund	MYSQX	MYSRX	--	--	MYSSX	MYSTX	MYSWX	MYSZX	--
MainStay S&P 500 Index Fund	MSXAX	MYSPX	--	--	MSPIX	--	--	--	--
MainStay Short Duration High Yield Fund	MDHAX	MDHVX	--	MDHCX	MDHIX	--	MDHRX	MDHTX	--
MainStay Total Return Bond Fund	MTMAX	MTMNX	MTMBX	MTMCX	MTMIX	MTMRX	MTRTX	MTRVX	MTRDX
MainStay U.S. Equity Opportunities Fund	MYCTX	MYCNX	--	MYCCX	MYCIX	--	--	--	--

1. Effective February 28, 2017, the MainStay Global High Income Fund changed its name to MainStay Emerging Markets Debt Fund.

2. Effective February 28, 2017, the MainStay MAP Fund changed its name to MainStay MAP Equity Fund.

3. Effective February 28, 2017, the MainStay Emerging Markets Opportunities Fund changed its name to MainStay Emerging Markets Equity Fund.

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectuses dated [February 28, 2017], as amended from time to time, for Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R6 shares for certain separate investment series of The MainStay Funds, a Massachusetts business trust (the “MainStay Funds”) and MainStay Funds Trust, a Delaware statutory trust (the “Prospectuses”). The MainStay Funds and MainStay Funds Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

The financial statements of each of the Funds (if applicable), including the Financial Highlights for the fiscal year ended October 31, 2016, as presented in the 2016 Annual Reports to Shareholders and the reports of [___], the Funds' independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

MS14c-02/17

THE MAINSTAY GROUP OF FUNDS

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of MainStay Funds are currently offered in 12 separate series. Each Fund is a diversified fund, as defined by the Investment Company Act of 1940, as amended ("1940 Act"). When formed, the MainStay Emerging Markets Debt Fund (formerly MainStay Global High Income Fund) was classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process, the Fund has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

MainStay Common Stock Fund MainStay Convertible Fund MainStay Emerging Markets Debt Fund MainStay Government Fund MainStay High Yield Corporate Bond Fund MainStay Income Builder Fund	MainStay International Equity Fund MainStay Large Cap Growth Fund MainStay MAP Equity Fund MainStay Money Market Fund MainStay Tax Free Bond Fund MainStay Unconstrained Bond Fund

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated April 8, 2009, as amended. Shares of MainStay Funds Trust are currently offered in 39 separate series. When formed, the MainStay ICAP Select Equity Fund and MainStay Floating Rate Fund were respectively classified as "non-diversified" funds as defined in the 1940 Act. However, due to each Fund's principal investment strategy and investment process, each has historically operated as a "diversified" fund. Therefore, these Funds will not operate as "non-diversified" funds without first obtaining shareholder approval. The MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, and MainStay Tax Advantaged Short Term Bond Fund are not covered by this SAI.

MainStay Absolute Return Multi-Strategy Fund
MainStay Balanced Fund

MainStay California Tax Free Opportunities Fund

MainStay Conservative Allocation Fund

MainStay Cornerstone Growth Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Energy Income Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund
MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay ICAP Equity Fund

MainStay ICAP International Fund
MainStay ICAP Select Equity Fund

MainStay Indexed Bond Fund

MainStay International Opportunities Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay New York Tax Free Opportunities Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund

MainStay S&P 500 Index Fund

MainStay Short Duration High Yield Fund

MainStay Tax Advantaged Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay U.S. Equity Opportunities Fund

General

The Boards of Trustees of the MainStay Funds and MainStay Funds Trust may be referred to as the "Trustees," and collectively referred to as the "Board" or the "Board Members." The Funds are authorized to offer shares in one or more of the following classes: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shares. Each Fund may offer one or more of these share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

Subadvisor	Fund Name
Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”)

MainStay Funds

MainStay Common Stock Fund

MainStay Funds Trust

MainStay Balanced Fund (equity portion)

MainStay Cornerstone Growth Fund

MainStay Emerging Markets Equity Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

Epoch Investment Partners, Inc. ("Epoch")

MainStay Funds

MainStay Income Builder Fund (equity portion)

MainStay Funds Trust

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

Institutional Capital LLC ("ICAP")	MainStay Funds MainStay MAP Equity Fund (portion) MainStay Funds Trust MainStay ICAP Equity Fund MainStay ICAP International Fund MainStay ICAP Select Equity Fund
MacKay Shields LLC ("MacKay Shields")

MainStay Funds

MainStay Convertible Fund

MainStay Emerging Markets Debt Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Income Builder Fund (fixed-income portion)

MainStay Tax Free Bond Fund

MainStay Unconstrained Bond Fund

MainStay Funds Trust

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay New York Tax Free Opportunities Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

Markston International LLC ("Markston")	MainStay Funds MainStay MAP Equity Fund (portion)
NYL Investors LLC (“NYL Investors”)	MainStay Funds MainStay Money Market Fund MainStay Funds Trust MainStay Balanced Fund (fixed-income portion) MainStay Floating Rate Fund MainStay Indexed Bond Fund
Winslow Capital Management LLC ("Winslow Capital")	MainStay Funds MainStay Large Cap Growth Fund

Collectively, these agreements are referred to as the "Subadvisory Agreements." Cornerstone Holdings, Epoch, ICAP, MacKay Shields, Markston, NYL Investors and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Cornerstone Holdings, ICAP, MacKay Shields and NYL Investors are affiliates of New York Life Investments.

Additional Information About Certain Funds

The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which certain Funds may invest, the investment policies and portfolio strategies that certain Funds may utilize, and certain risks involved with those investment policies and strategies. For more information regarding the usage of certain securities and other instruments, see "Investment Practices, Instruments and Risks Common to Multiple Funds."

THE FUNDS' INVESTMENT POLICIES

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value (“NAV”).

For purposes of applying each Fund's policies with respect to being a "diversified company" or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions - The MainStay Funds

MainStay Common Stock Fund MainStay Convertible Fund MainStay Emerging Markets Debt Fund MainStay Government Fund MainStay High Yield Corporate Bond Fund MainStay Income Builder Fund	MainStay International Equity Fund MainStay Large Cap Growth Fund MainStay MAP Equity Fund MainStay Money Market Fund MainStay Tax Free Bond Fund MainStay Unconstrained Bond Fund

The fundamental investment restrictions applicable to The MainStay Funds apply to each of the Funds, except as noted below:

Each MainStay Fund:

1. Except MainStay Emerging Markets Debt Fund, shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay Emerging Markets Debt Fund is a “non-diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay Money Market Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the MainStay Money Market Fund, Clause (iii)).

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restrictions are applicable to the MainStay Tax Free Bond Fund only. The MainStay Tax Free Bond Fund must:

1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

Fundamental Investment Restrictions - MainStay Funds Trust

MainStay Conservative Allocation Fund MainStay Epoch U.S. All Cap Fund MainStay Floating Rate Fund MainStay Growth Allocation Fund MainStay Indexed Bond Fund	MainStay Moderate Allocation Fund MainStay Moderate Growth Allocation Fund MainStay S&P 500 Index Fund MainStay Total Return Bond Fund

The following fundamental investment restrictions apply to each of the Funds of MainStay Funds Trust listed above:

The Funds may not:

1. Invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the subgroup level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

2. Invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3. Invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

4. Borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

5. Lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Board;

7. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

8. Purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectuses and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

9. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

Fundamental Investment Restrictions - MainStay Funds Trust (continued)

MainStay Balanced Fund

MainStay California Tax Free Opportunities Fund

MainStay Cornerstone Growth Fund

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay ICAP Equity Fund

MainStay ICAP International Fund
MainStay ICAP Select Equity Fund

MainStay International Opportunities Fund

MainStay New York Tax Free Opportunities Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund

MainStay Short Duration High Yield Fund

MainStay U.S. Equity Opportunities Fund

Each Fund of MainStay Funds Trust listed above:

1. Shall be a "diversified company," as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;

2. May borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii));

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the subgroup level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

7. May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restriction is applicable to the MainStay Balanced Fund only.

• The Fund has adopted as a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowings in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The following fundamental investment restriction is applicable to the MainStay California Tax Free Opportunities Fund only. The MainStay California Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

For the purpose of satisfying the 80% investment restriction described above, the Fund may consider federal and California income tax exemptions separately. An individual bond may satisfy the federal and/or California income tax exemption.

The following fundamental investment restriction is applicable to the MainStay High Yield Municipal Bond Fund only. The MainStay High Yield Municipal Bond Fund must:

• Invest at least 80% of the Fund's net assets in municipal bonds, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

The following fundamental investment restriction is applicable to the MainStay New York Tax Free Opportunities Fund only. The MainStay New York Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

For the purpose of satisfying the 80% investment restriction described above, the Fund may consider federal and New York tax exemptions separately. An individual bond may satisfy the federal and/or New York income tax exemption.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - GENERAL

In addition to each Fund's fundamental investment restrictions, the Board Members have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent the intentions of the Board Members based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board Members without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investments in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

Non-Fundamental Investment Restrictions - The MainStay Funds

1. The MainStay Government Fund and MainStay Tax Free Bond Fund may not invest in foreign securities, foreign currencies or convertible securities.

Non-Fundamental Investment Policies Related to Fund Names

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. Except for the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, the MainStay Group of Funds has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the MainStay Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

The 80% investment policies for the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund are fundamental and, therefore, may not be changed without shareholder approval. Please see the discussion regarding fundamental investment restrictions above for more information.

The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY FUNDS

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MainStay Common Stock Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay Emerging Markets Debt Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in fixed-income securities of issuers in emerging markets.
MainStay Government Fund	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay International Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
MainStay MAP Equity Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in equity securities.
MainStay Unconstrained Bond Fund	To invest, under normal conditions, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
MAINSTAY FUNDS TRUST
MainStay Emerging Markets Equity Fund	To invest, under normal conditions, at least 80% of its assets in equity securities issued by entities in, or tied economically to, emerging markets.
MainStay Epoch Global Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying companies.
MainStay Epoch International Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies, as defined in the Prospectus of the Fund.
MainStay Epoch U.S. All Cap Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. companies across all market capitalizations.
MainStay Epoch U.S. Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations.
MainStay Epoch U.S. Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization U.S. companies, as defined in the current prospectus of the Fund.
MainStay Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay High Yield Opportunities Fund

To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by the Fund's Subadvisor, to be of comparable quality.

MainStay ICAP Equity Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities.
MainStay ICAP Select Equity Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities.
MainStay Indexed Bond Fund	To invest, under normal circumstances, at least 80% of its net assets in debt securities connoted by the designated index.
MainStay S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
MainStay Short Duration High Yield Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield debt securities.
MainStay Total Return Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay U.S. Equity Opportunities Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectuses, each Fund's Manager or Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or the Subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

None of the Funds alone constitutes a complete investment program.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund (except the MainStay Money Market Fund, which seeks to maintain a stable NAV of $1.00 per share) will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit and fixed-income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Funds' investments.

In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.

Liquidation of Funds

The Board may determine to close and liquidate a Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Cyber Security

With the increasing use of the Internet and technology in connection with the Funds’ operations, the Funds have become potentially more susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s NAV, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Funds work closely with third-party service providers (e.g., custodians and unaffiliated sub-advisers), indirect cyber security breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Fund invests may similarly negatively impact Fund shareholders because of a decrease in the value of these securities. While the Funds have established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful particularly since the Funds do not control the cyber security systems of issuers or third-party service providers. The Funds and their shareholders could be negatively impacted as a result.

Arbitrage

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Fund, including the MainStay Funds of Funds, may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be considered illiquid and will be subject to a Fund’s restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties will be subject to the Fund’s restriction on investments in illiquid securities.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

Borrowing and Transactions Involving Leverage

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the "senior securities" transactions). The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations

The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or Subadvisor, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Fund, including the MainStay Funds of Funds, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or if not rated by an NRSRO, if the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the applicable Prospectus or this SAI, each Fund may invest up to 5% of its total assets in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Generally, commercial paper represents short-term (typically, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. This restriction does not apply to the MainStay Money Market Fund. See "Cash Equivalents" for more information.

Commodities and Commodity-Linked Derivatives

Commodity-linked or index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.

Convertible Securities

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund, and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Derivative Instruments – General Discussion

The Funds may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Fund may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Fund and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Fund’s other portfolio investments.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1. Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the

Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

3. Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including currency forward contracts, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

4. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

5. Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to the price at which it is valued. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets or enter into offsetting transactions to "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

6. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

7. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

8. Tax Risk. A Fund’s transactions in derivatives (such as options, swaps, and other similar financial contracts) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Manager is registered as a “commodity pool operator” under the Commodity Exchange Act, as amended, (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”). However, the Manager has claimed with respect to each Fund covered by this SAI an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5, and the Manager is exempt from registration as a “commodity trading advisor” with respect to the Funds covered by this SAI. Accordingly, the Manager is not subject to regulation as a commodity pool operator or commodity trading advisor with respect to these Funds. The Funds covered in this SAI also are not subject to registration or regulation as commodity pool operators.

The terms of CFTC Regulation 4.5 require each of the Funds covered by this SAI, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Manager’s or Funds’ reliance on these exclusions, the Funds’ investment strategies, Prospectus or the SAI.

The MainStay Group of Funds has filed notices to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) for the Funds offered in this SAI and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. The Manager is not deemed to be a CPO with respect to its service as investment adviser to these Funds.

For certain Funds operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, is not currently subject to registration or regulation as a CPO with regard to these Funds under the CEA. When the temporary exemption expires, to the extent these Funds are not otherwise eligible for exemption from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of the registration. Direct investments may be considered illiquid and, in that case, would be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and may be valued at “fair value” in accordance with valuation policies established by the Board. See “How Portfolio Securities Are Valued” below. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

Distressed Securities

Certain Funds may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Certain Funds may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund’s ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Effective Maturity

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Growth Stock. A Fund may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies fall behind other types of investments, such as smaller capitalized companies, the Fund’s performance will lag those investments.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Value Stock. A Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Fund’s portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

Eurocurrency Instruments

A Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked.

Exchange-Traded Funds

A Fund, including the MainStay Funds of Funds, may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in its being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for a Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective.

A Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. In reliance on such exemptive orders, a Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively. For additional information, see “Investment Companies” below.

A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or a Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market. The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

A Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or a Subadvisor believes that it is in the Fund’s best interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

A Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which a Fund invests ceases to be a registered investment company, a Fund will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Fund incurs various costs. A Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, a Fund will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Firm or Standby Commitments — Obligations with Puts Attached

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager or Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for the MainStay Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A Fund also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the MainStay Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but is not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and/or, in the case of equity securities, that trade primarily in markets outside the U.S., have their primary markets outside of the

U.S., or are otherwise deemed to be non-U.S. securities by the Manager or Subadvisors. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Foreign securities may also be domiciled in the U.S. and traded on a U.S. market but possess elements of foreign risk.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Certain Funds may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Funds of Funds

The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "MainStay Target Date Funds," consisting of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of MainStay Funds Trust, The MainStay Funds, and, with respect to the MainStay Target Date Funds, certain unaffiliated investment companies. The MainStay Funds of Funds may also invest in exchange-traded funds advised by New York Life Investments or its affiliates. The series/funds in which the MainStay Funds of Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds currently are advised by New York Life Investments or its affiliates and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Target Date Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds, including exchange traded funds, in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds or other mutual funds or exchange-traded funds advised by New York Life Investments or its affiliates.

By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to Multiple Funds," depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and SAI, which for the affiliated Underlying Funds are available upon request, free of charge, by calling us toll-free at 800-MAINSTAY (624-6782) or on the internet at mainstayinvestments.com.

The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(a)(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

Futures Transactions

A futures contract is an agreement to buy or sell an underlying instrument such as a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets or enter into offsetting transactions to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option on a futures contract gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, a Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, a Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as a Fund's Manager or Subadvisor must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and a Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Assets Securities

Hard assets securities include equity securities of "hard assets companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard assets companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard assets securities. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Securities

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the MainStay Money Market Fund) to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which it is valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will generally be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

Indexed Securities and Structured Notes

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Manager or a Subadvisor analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after certain effective dates of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Information Regarding Investments in a Fund by Management or Affiliates

The Manager, a Subadvisor or their affiliates may, from time to time, make initial or subsequent investments in a Fund. These investments may be redeemed from a Fund at any time, which may adversely impact the Fund and its shareholders. Additionally, the Manager, a Subadvisor or their affiliates may choose to hedge all or part of their investment in a Fund. It is not expected that any such hedge will adversely impact any Fund.

Initial Public Offerings ("IPOs")

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's relevant Subadvisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Interfund Lending

The Funds have obtained an exemptive order from the SEC allowing the Funds to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investment Companies

A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Funds of Funds, and may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Funds of Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Certain Underlying Funds are advised or subadvised by New York Life Investments or its affiliates. These advisers and subadvisors are under common control with New York Life Investments and the Underlying Funds advised by those entities are considered to be in the same “group of investment companies” as the Funds for purposes of Section 12(d)(1)(G). For example, exchange-traded funds advised by IndexIQ Advisors LLC are considered to be in the same group of investment companies as the Funds because IndexIQ Advisors LLC and New York Life Investments are under common control. For purposes of determining compliance with a Fund’s policy on concentrating its investments in any one industry, the Funds generally do not look through investments in underlying investment companies for purposes of applying their concentration limitations, unless the underlying investment company itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invests would be counted for purposes of calculating the Fund's concentration limitation.

Lending of Portfolio Securities

A Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. A Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

Loan Participation Interests

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on a third-party agent bank, acting on behalf of the Participants, to demand payment and enforce the lenders' rights and exercise their remedies against the borrower, but would otherwise be entitled to the direct benefit of all such lender rights and remedies.

A Fund may also purchase participations in a portion of the rights of the lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the borrower; rather the Fund must rely on the agent bank and/or the seller of the participation for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a credit facility with respect to a corporate loan

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund can purchase a loan by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair a Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager or the Subadvisor must determine that the investment is suitable for each Fund based on the Manager's or the Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships ("MLPs")

The Funds may invest in certain companies that are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

While most MLPs are currently treated for U.S. federal tax purposes as partnerships, a change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP in which a Fund invests were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLP Interests and Other Natural Resources Sector Companies Risk

MLPs are formed as limited partnerships or limited liability companies under state law and are treated as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Funds may invest in different classes of common units that may have different voting, trading, and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Funds may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following: MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which a Fund will invest; a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends; a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies; MLPs and other natural resources sector companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies; the natural resources sector is highly competitive; extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities; the amount of cash that a Fund has available to distribute to shareholders will depend on the ability of the companies in which a Fund has an interest to make distributions or pay dividends to their investors, the tax character of those distributions or dividends; the profitability of MLPs and other natural resources sector companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment; there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance; certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions; and the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

A Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Money Market Investments

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the MainStay Money Market Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager or Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the MainStay Money Market Fund's Board. In the event that an instrument acquired by the MainStay Money Market Fund experiences a default (other than an immaterial default unrelated to the financial condition of the issuer), ceases to be an eligible security under Rule 2a-7 or experiences an event of insolvency under Rule 2a-7, the Fund will dispose of such security as soon as practicable consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, unless the Manager (or the Board with the assistance of the Manager) finds that disposal of the security would not be in the best interests of the Fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the portfolio security). These circumstances are subject to certain reporting requirements under the Fund’s procedures adopted under Rule 2a-7.

The MainStay Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities (other than U.S. government securities or securities subject to certain guarantee obligations) of any one issuer that are in the highest rating category ("First Tier"), except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three (3) business days after the purchase of First Tier securities of any one issuer.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the Fund’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Other Asset-Backed Securities. The Funds' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Municipal Securities

A Fund may purchase municipal securities. Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties, which have further strained Puerto Rico’s economic stagnation and fiscal challenges (including budget deficits, underfunded pensions, high unemployment, population decline, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the U.S. government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009, as amended ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas. Historically, the TOBs in which the Funds have invested have been sponsored by banking entities. However, banking entities will no longer be able to perform this role due to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act , as amended, and the rules thereunder (collectively, the “Volcker Rule”). The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations on those exemptions, as defined in the Rule. TOB programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity.

The impact of these rules is not certain, however, alternative structures for TOBs have been designed by market participants, including fund-sponsored TOB structures, in which certain responsibilities previously performed by a third-party banking entity are performed by, or on behalf of, the fund. Funds that sponsor TOB structures would accordingly bear the risks that were previously borne by banking entities. The effectiveness of alternative structures, including the new fund-sponsored TOB structure, is uncertain. There is a risk that new structures will not prove as effective as the traditional structure, which could adversely impact Fund performance, reduce municipal bond market liquidity and/or increase financing costs.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Municipal bankruptcies are relatively rare, and certain provisions of U.S. bankruptcy law governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under U.S. bankruptcy law in order to seek protection from creditors or restructure their debt. Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, the U.S. Supreme Court has agreed to review this ruling. If the U.S. Supreme Court permits municipalities or public corporations in Puerto Rico to restructure their outstanding obligations, it could adversely affect the Fund.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The TRA limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

With respect to the MainStay California Tax Free Opportunities Fund, please see Appendix A for specific risks associated with investments in California. With respect to MainStay New York Tax Free Opportunities Fund, please see Appendix B for specific risks associated with investments in New York.

Options

A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, a Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, a Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. A Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund. When a security is to be sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if a Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, a Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when a Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Fund. The writer of the put option may require that a Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts ("REITs")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Regulatory Matters

The Funds as well as the issuers of the securities and other instruments in which the Funds may invest are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact a Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of the regulations remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Funds will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Funds for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Funds will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable. Future regulatory developments regarding cover requirements likely will impact a Fund’s ability to engage in derivatives transactions.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Funds may write. Option positions of all investment companies advised by the Manager or Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Repurchase Agreements

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Fund at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See "Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under or Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(a)(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or Subadvisor pursuant to guidelines approved by the Trustees.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the applicable Prospectus and this SAI, the MainStay Cornerstone Growth Fund, MainStay High Yield Opportunities Fund, MainStay International Opportunities Fund, MainStay Unconstrained Bond Fund and MainStay U.S. Equity Opportunities Fund may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each of the remaining Funds may only enter into short sales if they are "against the box," and such transactions will be limited to no more than 25% of a Fund's total assets.

In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Fund could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's investment holdings.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and New York Life Investments believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The Manager or a Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. The CFTC has adopted (and the SEC is expected to adopt) rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that a Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Fund may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above.

Swaptions. A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. Currently, the swaps market is largely unregulated. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse purchase or redemption activity, or market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under these or other conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under these or other conditions, a Fund may, in the discretion of the Manager or a Subadvisor, invest without limit in cash, cash equivalents and/or other fixed-income securities. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay Emerging Markets Debt Fund, MainStay ICAP International Fund and MainStay International Equity Fund may hold foreign cash and cash equivalents.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced ("TBA") Purchase Commitments

TBA purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Cash Equivalents" for more information.

Variable Rate Demand Notes ("VRDNs")

The MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund with specified undivided interests (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, each Participating VRDN is backed up by irrevocable letters of credit or guaranty of the relevant Institution. The MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund each would have an undivided interest in the underlying obligation and thus would participate on the same basis as the Institution in such obligation, except that the Institution typically would retain fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

If an issuer of a variable rate demand note defaulted on its payment obligation, the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and/or MainStay Tax Free Bond Fund, as the case may be, might be unable to dispose of the note and a loss would be incurred to the extent of the default.

Warrants and Rights

To the extent that a Fund invests in equity securities, the Fund may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

When-Issued Securities

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (30 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

* This Trustee is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During Past Five Years."

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83

MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (30 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
Berea College of Kentucky: Trustee since 2009.

Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (30 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (30 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson–United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (30 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (30 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (30 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (30 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John A. Weisser 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (30 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and
Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

** Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

***  Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Funds in light of the Funds' business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Board Member has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Funds or to board members of other mutual funds generally.

Mr. Blunt. Mr. Blunt has been a Board Member since January 2016. He is President of the Investments Group of New York Life, which includes the Manager, NYL Investors, Retail Annuities, Institutional Annuities, and Seguros Monterrey New York Life Mexico. He was appointed to New York Life’s Executive Management Committee in September 2007. Mr. Blunt joined the Manager in 2004 as Executive Vice President and was responsible for setting and executing the Manager’s Retail Investments strategy, with particular emphasis on growing sales of mutual funds and separate account wrap through all of its distribution partners. In March 2007 he was elected Senior Vice President and Chief Operating Officer for Life and Annuity and in 2008 was appointed Executive Vice President in charge of Retirement Income Security (RIS). Prior to his current role and starting in February 2012, he served as Co-President of the Insurance and Agency Group of New York Life Insurance Company, which encompassed the company’s U.S. Life Operations, Seguros Monterrey New York Life Mexico, and AARP Operations. Immediately prior to joining the Manager, he was Chairman and Chief Executive Officer of GivingCapital, Inc., a wealth management solutions provider serving the financial institutions marketplace, and before that spent 14 years in a variety of senior marketing and distribution roles in the investment management industry. Mr. Blunt was the Chief Marketing Officer – Americas, for Merrill Lynch Investment Managers, and President of Mercury Funds Distributors. Before working with Merrill Lynch, he was a Managing Director with Goldman Sachs & Co., and the National Sales Manager for Goldman Sachs Funds. Mr. Blunt holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority (“FINRA”).

Mr. Chow. Mr. Chow has served as a Board Member since January 2016 and as an Advisory Board Member of the Funds from June 2015 to December 2015. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 25 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has served as a trustee of Berea College and is the Vice-Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford since 2009.

Ms. Kerley. Ms. Kerley has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Contracts Committee of each registrant since 2013. She previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Board Member and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Meenan. Mr. Meenan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the Chairman of the Board since 2013, and as Chairman of the Contracts Committee for all of the MainStay Funds from 2007 to 2012. He has over 40 years of experience in the mutual fund industry, including experience in senior legal and senior executive business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan. Mr. Nolan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Perold. Mr. Perold has served as a Board Member since January 2016 and as an Advisory Board Member of the Funds from June 2015 to December 2015. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of the Allstate Corporation since December 2015. He has also served as a member of Boston University’s Investment Committee since 2008 and is a Trustee of the University. Mr. Perold is currently an Advanced Leadership Initiative Fellow at Harvard University.

Mr. Trutanic. Mr. Trutanic has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee since its inception in 2012, and previously serving as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 30 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Mr. Weisser. Mr. Weisser has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of the predecessor to MainStay VP Funds Trust for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of taxable fixed income securities, including many of the types of securities in which the Funds may invest.

Board Structure and Leadership

The Board oversees the business and affairs of the Funds, including oversight of key service providers to the Funds, including the Manager and Subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are nine Board Members, eight of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Funds, the Manager or the Subadvisors ("Independent Board Members") in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Board Members, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Funds' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Funds' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Funds. The Audit Committee also meets regularly with the Funds' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Manager and senior officers of the Funds to report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Funds' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds' operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Funds and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds' compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Funds' compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Funds' service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Board Members)*

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)

Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**

Scott T. Harrington 2/8/59	Vice President — Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

* The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

**Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Board Members

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Alternative and Closed-End Funds Oversight Committee, the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Funds also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

Alternative and Closed-End Funds Oversight Committee. The purpose of the Alternative and Closed-End Funds Oversight Committee is to assist the Board and other Committees of the Board and of the Funds in overseeing any Funds that invest significantly in alternative investments or present unique or complex issues, as determined by the Board from time to time (“Alternative Funds”), and any closed-end funds in the MainStay Fund Complex (“Closed-End Funds”). As a general matter, the Committee has primary responsibility to assist the Board in overseeing, and to make recommendations to the Board regarding, the operations of the Alternative Funds and the Closed-End Funds that are specific to those Funds. The Committee also supports the other Committees of the Board and of the Funds with respect to their oversight of certain other aspects of the operations of the Alternative and Closed-End Funds, as assigned to the Committee by the Board from time to time. The members of the Alternative and Closed-End Funds Oversight Committee include Richard S. Trutanic (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Jacques P. Perold and John A. Weisser, Jr. The Committee held [__] meetings during the fiscal year ended October 31, 2016.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), David H. Chow and John A. Weisser, Jr. The Audit Committee held [__] meetings during the fiscal year ended October 31, 2016.

Contracts Committee. The purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Funds are, or are proposed to be, parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Susan B. Kerley (Chairman), Peter Meenan, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Contracts Committee held [__] meetings during the fiscal year ended October 31, 2016.

Investment Committee. The purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Jacques P. Perold, Richard S. Trutanic and John A. Weisser, Jr. The Investment Committee held [__] meetings during the fiscal year ended October 31, 2016.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and

(5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include John A. Weisser, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Nominating and Governance Committee held [__] meetings during the fiscal year ended October 31, 2016.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Funds. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Funds, their investment adviser and investment subadvisors, and other service providers to the Funds. The Risk and Compliance Oversight Committee also oversees the implementation of the Funds' proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds' investment adviser, investment subadvisors, and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Funds are or may be exposed. The Chief Risk Officer of the Manager to the Funds shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: Peter Meenan (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold, Richard S. Trutanic and John A. Weisser, Jr. The Risk and Compliance Oversight Committee held [__] meetings during the fiscal year ended October 31, 2016.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Kevin M. Bopp (non-voting member), David H. Chow, Christopher Feind, J. Kevin Gao, Dale A. Hanley, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Jacques P. Perold, Richard S. Trutanic and John A. Weisser, Jr. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held [__] meetings during the fiscal year ended October 31, 2016.

Valuation Subcommittee. The purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp (non-voting member), Thomas M. Cole, Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley and Amaury Rzad. The Valuation Subcommittee held [__] meetings during the fiscal year ended October 31, 2016.

Ownership of Securities

As of December 31, 2015, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the MainStay Group of Funds was as follows:

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

Interested Board Member

INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Christopher O. Blunt

MainStay Absolute Return Multi Strategy Fund – Over $100,000

MainStay Cushing MLP Premier Fund -$10,001 - $50,000

MainStay Cushing Renaissance Advantage Fund - $10,001 - $50,000

MainStay High Yield Municipal Bond Fund – Over $100,000

MainStay Floating Rate Fund – Over $100,000

Over $100,000

Independent Board Members

INDEPENDENT BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	None	$0
Susan B. Kerley

MainStay Cushing Renaissance Advantage Fund – $10,001 - $50,000
MainStay Epoch Global Choice Fund – Over $100,000
MainStay Floating Rate Fund – Over $100,000
MainStay High Yield Opportunities Fund – $50,001 - $100,000
MainStay ICAP International Fund – $10,001 - $50,000
MainStay Moderate Allocation Fund – Over $100,000
MainStay Retirement 2020 Fund – Over $100,000

Over $100,000
Alan R. Latshaw	MainStay High Yield Corporate Bond Fund – $50,001 - $100,000 MainStay Large Cap Growth Fund – $10,001 - $50,000	Over $100,000
Peter Meenan

MainStay Cushing Renaissance Advantage Fund - $10,001 - $50,000
MainStay High Yield Municipal Bond Fund – $50,001 - $100,000
MainStay Tax Free Bond Fund – $1 - $10,000
MainStay U.S. Equity Opportunities Fund – Over $100,000

Over $100,000
Richard H. Nolan, Jr.	MainStay Cushing MLP Premier Fund – Over $100,000 MainStay High Yield Corporate Bond Fund – Over $100,000	Over $100,000
Jacques P. Perold	None	$0
Richard S. Trutanic	MainStay Epoch Global Equity Yield Fund – $10,001 - $50,000 MainStay Income Builder Fund – $10,001 - $50,000 MainStay International Opportunities Fund – $1 - $10,000	Over $100,000
John A. Weisser	MainStay Cushing MLP Premier Fund – Over $100,000 MainStay High Yield Corporate Bond Fund – Over $100,000 MainStay Money Market Fund – Over $100,000	Over $100,000

As of December 31, 2015, each Board Member who is not an "interested person" of the MainStay Group of Funds, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following Compensation Table reflects the compensation received by certain Board Members for the fiscal year ended October 31, 2015, from the Fund Complex. The Fund Complex consists of the MainStay Group of Funds, as well as MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund, affiliated registrants not discussed in this SAI. Effective January 1, 2016, the Independent Board Members receive from the Fund Complex, either directly or indirectly, an annual retainer of $185,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Board Member attends a regular in-person meeting telephonically, and $7,500 per day if a Board Member attends an in-person Board meeting that is not regularly scheduled telephonically. Board Members also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $80,000 and the Chairmen of the Alternative and Closed-End Funds Oversight, Audit, Investment, Contracts, Nominating and Governance and Risk and Compliance Oversight Committees each receive an annual fee of $20,000. Mr. Meenan is Chairman of the Risk and Compliance Oversight Committee but does not receive any compensation for this role. The Independent Board Members had a different compensation arrangement prior to January 1, 2016. Each Fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

BOARD MEMBER	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS[1]
David H. Chow[2]	$3,775	$3,405	NONE	$10,000
Susan B. Kerley	100,937	97,251	NONE	272,500
Alan R. Latshaw	100,937	97,251	NONE	272,500
Peter Meenan	123,236	118,508	NONE	332,500
Richard H. Nolan, Jr.	98,238	94,371	NONE	265,000
Jacques P. Perold[2]	3,775	3,405	NONE	10,000
Richard S. Trutanic	93,504	90,164	NONE	272,500
Roman L. Weil[2]	100,937	97,251	NONE	272,500
John A. Weisser	100,937	97,251	NONE	272,500

1 Includes compensation paid by MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund. Effective July 22, 2016, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund were de-registered with the SEC and no longer pay compensation to the Independent Trustees.

2 Roman L. Weil retired as of December 31, 2015. Messrs. Chow and Perold served as Advisory Board Members from June 2015 to December 2015 and became Trustees on January 1, 2016.

As of January 31, 2016, the Board Members and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds.

Codes of Ethics

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

Management Agreements

Pursuant to the respective Amended and Restated Management Agreements with MainStay Funds Trust and The MainStay Funds, dated February 27, 2015, as amended ("Management Agreements"), New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

The Management Agreements remain in effect for two years following their initial effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the MainStay Group of Funds, the Manager or the Subadvisors (the "Independent Board Members").

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Board Members or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses or elsewhere in this Statement of Additional Information, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Board Members not affiliated with the Manager or a Subadvisor;

• the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

• all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

With respect to certain Funds, the Manager has entered into written expense limitation agreements as discussed in the Prospectuses.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreements with, unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” of New York Life Investments (meaning New York Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). For its services, each Fund pays the Manager a monthly fee, which is based on each Fund’s average net assets. The fees paid to each subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

This authority is subject to certain conditions, which include: (i) the MainStay Group of Funds will make certain disclosures in the prospectus regarding the existence, substance and effect of the Current Order; (ii) the Manager will provide general management services to each applicable Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the Board, will (a) set the Fund’s overall investment strategies; (b) evaluate, select, and recommend subadvisors to manage all or a portion of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among subadvisors; (d) monitor and evaluate the subadvisor’s performance; and (e) implement procedures reasonably designed to ensure that subadvisors comply with the Fund’s investment objective, policies and restrictions; (iii) the MainStay Group of Funds will provide an information statement to shareholders of a Fund containing details about the subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iv) the Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per subadvised Fund basis; (v) before a Fund may rely on the Current Order, the operation of that Fund pursuant to the Current Order must be approved by a majority of the Fund’s outstanding voting securities; (vi) whenever a subadvisor change is proposed for a subadvised Fund with an affiliated subadvisor or a Wholly-Owned Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the subadvised Fund and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadvisor or Wholly-Owned Subadvisor derives an inappropriate advantage; (vii) no Trustee or Officer of the Fund would be permitted to own any interest in a subadvisor, subject to certain exceptions; and (viii) at all times, at majority of the Board will not be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

The Current Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors.

For more information regarding the Current Order, including which Funds may not use some or all of the relief granted by the Current Order without obtaining shareholder approval, see the Prospectuses under the heading “Know With Whom You Are Investing.”

Expenses Borne by the MainStay Group of Funds

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this Statement of Additional Information, the MainStay Group of Funds, on behalf of each Fund, is responsible under the respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund; (2) the fees and expenses of the Board Members who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of Funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board Members' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity bond and D&O insurance.

In addition, each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

In addition, each Fund reimburses the Manager for a portion of the Funds’ CCO’s compensation.

Subadvisory Agreements

Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the supervision of the Board Members and the Manager in conformity with the stated policies of each of the Funds and the MainStay Group of Funds, each Subadvisor manages such Fund's portfolios including the purchase, retention, disposition and, in most cases, loan of securities.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the annual rates set forth in the chart below.

To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have voluntarily agreed to waive or reimburse their fees proportionately.

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS
MainStay Common Stock Fund	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion
MainStay Convertible Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion
MainStay Emerging Markets Debt Fund	0.350% on assets up to $500 million; and 0.325% on assets over $500 million
MainStay Government Fund	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion
MainStay High Yield Corporate Bond Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $5 billion; 0.2625% on assets from $5 billion to $7 billion; and 0.250% on assets over $7 billion
MainStay Income Builder Fund

MacKay Shields: 0.32% on allocated assets up to $500 million;
0.30% on allocated assets from $500 million to $1 billion; and
0.2875% on allocated assets over $1 billion
Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch.

MainStay International Equity Fund	0.445% on assets up to $500 million and 0.425% on assets over $500 million
MainStay Large Cap Growth Fund

On the average daily NAV of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund, 0.400% on such assets up to $100 million; 0.350% on such assets from $100 million up to $350 million; 0.300% on such assets from $350 million up to $600 million; 0.250% on such assets from $600 million up to $1 billion; 0.200% on such assets from $1 billion to $2.5 billion; 0.24% on such assets from $2.5 billion to $5 billion; and 0.25% on such assets over $5 billion

MainStay MAP Equity Fund	0.450% on allocated assets up to $250 million; 0.400% on allocated assets from $250 million to $500 million; and 0.350% on allocated assets over $500 million
MainStay Money Market Fund	0.225% on assets up to $500 million; 0.200% on assets from $500 million up to $1 billion; and 0.175% on assets over $1 billion
MainStay Tax Free Bond Fund	0.225% on assets up to $500 million; 0.2125% on assets from $500 million to $1 billion; and 0.200% on assets over $1 billion
MainStay Unconstrained Bond Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	0.350% on allocated assets up to $1 billion; 0.325% on allocated assets from $1 billion to $2 billion; and 0.300% on allocated assets over $2 billion
MainStay California Tax Free Opportunities Fund	0.250% on all assets
MainStay Cornerstone Growth Fund	0.350% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.300% on assets over $2 billion
MainStay Emerging Markets Equity Fund	0.525% on assets up to $1 billion; and 0.5125% on assets over $1 billion

FUND NAME	ANNUAL RATE
MainStay Epoch Capital Growth Fund	0.375% on all assets
MainStay Epoch Global Choice Fund	0.500% on all assets
MainStay Epoch Global Equity Yield Fund	0.350% on all assets
MainStay Epoch International Small Cap Fund	0.550% on all assets
MainStay Epoch U.S. All Cap Fund	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.400% on assets over $1 billion
MainStay Epoch U.S. Equity Yield Fund	0.350% on assets up to $500 million; and 0.345% on assets over $500 million
MainStay Epoch U.S. Small Cap Fund	0.425% on assets up to $1 billion; and 0.400% on assets over $1 billion
MainStay Floating Rate Fund	0.300% on assets up to $1 billion; 0.2875% on assets from $1 billion to $3 billion; and 0.2825% on assets over $3 billion
MainStay High Yield Municipal Bond Fund	0.275% on assets up to $1 billion; 0.270% on assets from $1 billion to $3 billion; and 0.265% on assets over $3 billion
MainStay High Yield Opportunities Fund	0.400% on assets up to $3 billion; and 0.3875% on assets over $3 billion
MainStay ICAP Equity Fund	0.400% on assets up to $5 billion; 0.3875% on assets from $5 billion to $7.5 billion; and 0.375% on assets over $7.5 billion
MainStay ICAP International Fund	0.400% on assets up to $5 billion; 0.3875% on assets from $5 billion to $7.5 billion; and 0.375% on assets over $7.5 billion
MainStay ICAP Select Equity Fund	0.400% on assets up to $5 billion; 0.3875% on assets from $5 billion to $7.5 billion; and 0.375% on assets over $7.5 billion
MainStay Indexed Bond Fund	0.125% on assets up to $1 billion; and 0.100% on assets over $1 billion
MainStay International Opportunities Fund	0.550% on all assets
MainStay New York Tax Free Opportunities Fund	0.250% on all assets
MainStay S&P 500 Index Fund	0.125% on assets up to $1 billion; 0.1125% on assets from $1 billion to $2 billion; 0.1075% on assets from $2 billion to $3 billion; and 0.100% on assets over $3 billion
MainStay Short Duration High Yield Fund	0.325% on all assets
MainStay Total Return Bond Fund	0.250% on assets up to $1 billion; 0.2375% on assets from $1 billion to $3 billion; and 0.2325% on assets over $3 billion
MainStay U.S. Equity Opportunities Fund	0.500% on all assets

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

With respect to the MainStay Cornerstone Growth Fund, Cornerstone Holdings is Subadvisor to the Fund on an interim basis. The longer-term appointment of Cornerstone Holdings as Subadvisor is subject to approval by the Fund’s shareholders.

In addition to maintaining the subadvisory relationship between Epoch and New York Life Investments for the MainStay Epoch Funds and certain other MainStay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) Epoch agrees not to provide subadvisory services to certain competing funds; (ii) New York Life Investments has a right of first refusal to offer certain new Epoch products; and (iii) Epoch and New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products.

Management and Subadvisory Fees

For the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

YEAR ENDED 10/31/16
FUND	MANAGEMENT FEE PAID		MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED		SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$	[__]	$ [__]	$	[__]
MainStay Convertible Fund		[__]		[__]	[__]		[__]
MainStay Emerging Markets Debt Fund		[__]		[__]	[__]		[__]
MainStay Government Fund		[__]		[__]	[__]		[__]
MainStay High Yield Corporate Bond Fund		[__]		[__]	[__]		[__]
MainStay Income Builder Fund		[__]		[__]	Epoch – [__]		[__]
MacKay Shields – [__]
MainStay International Equity Fund		[__]		[__]	[__]		[__]
MainStay Large Cap Growth Fund		[__]		[__]	[__]		[__]
MainStay MAP Equity Fund		[__]		[__]	ICAP – [__]		[__]
Markston – [__]
MainStay Money Market Fund		[__]		[__]	[__]		[__]
MainStay Tax Free Bond Fund		[__]		[__]	[__]		[__]
MainStay Unconstrained Bond Fund		[__]		[__]	[__]		[__]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]		0	Cornerstone Holdings – [__]		[__]
NYL Investors – [__]
MainStay California Tax Free Opportunities Fund		[__]		[__]	[__]		[__]
MainStay Conservative Allocation Fund		[__]		[__]	[__]		[__]
MainStay Cornerstone Growth Fund		[__]		[__]	[__]		[__]
MainStay Emerging Markets Equity Fund		[__]		[__]	[__]		[__]
MainStay Epoch Capital Growth Fund[1]		[__]		[__]	[__]		[__]
MainStay Epoch Global Choice Fund		[__]		[__]	[__]		[__]
MainStay Epoch Global Equity Yield Fund		[__]		[__]	[__]		[__]
MainStay Epoch International Small Cap Fund		[__]		[__]	[__]		[__]
MainStay Epoch U.S. All Cap Fund		[__]		[__]	[__]		[__]
MainStay Epoch U.S. Equity Yield Fund		[__]		[__]	[__]		[__]
MainStay Epoch U.S. Small Cap Fund		[__]		[__]	[__]		[__]
MainStay Floating Rate Fund		[__]		[__]	[__]		[__]
MainStay Growth Allocation Fund		[__]		[__]	[__]		[__]
MainStay High Yield Municipal Bond Fund		[__]		[__]	[__]		[__]
MainStay ICAP Equity Fund		[__]		[__]	[__]		[__]
MainStay ICAP International Fund		[__]		[__]	[__]		[__]
MainStay ICAP Select Equity Fund		[__]		[__]	[__]		[__]
MainStay Indexed Bond Fund		[__]		[__]	[__]		[__]
MainStay International Opportunities Fund		[__]		[__]	[__]		[__]
MainStay Moderate Allocation Fund		[__]		[__]	[__]		[__]
MainStay Moderate Growth Allocation Fund		[__]		[__]	[__]		[__]
MainStay New York Tax Free Opportunities Fund		[__]		[__]	[__]		[__]
MainStay Retirement 2010 Fund		[__]		[__]	[__]		[__]
MainStay Retirement 2020 Fund		[__]		[__]	[__]		[__]
MainStay Retirement 2030 Fund		[__]		[__]	[__]		[__]
MainStay Retirement 2040 Fund		[__]		[__]	[__]		[__]
MainStay Retirement 2050 Fund		[__]		[__]	[__]		[__]
MainStay Retirement 2060 Fund[2]		[__]		[__]	[__]		[__]
MainStay S&P 500 Index Fund		[__]		[__]	[__]		[__]
MainStay Short Duration High Yield Fund		[__]		[__]	[__]		[__]
MainStay Total Return Bond Fund		[__]		[__]	[__]		[__]
MainStay U.S. Equity Opportunities Fund		[__]		[__]	[__]		[__]

1 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016.

2 The MainStay Retirement 2060 Fund commenced operations on February 29, 2016.

	YEAR ENDED 10/31/15
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,071,693	$0	$535,847	$0
MainStay Convertible Fund	5,379,557	0	2,630,885	0
MainStay Emerging Markets Debt Fund	1,562,653	0	757,178	0
MainStay Government Fund	823,466	0	411,733	0
MainStay High Yield Corporate Bond Fund	48,488,717	0	23,787,771	0
MainStay Income Builder Fund	9,151,839	0	Epoch - 2,312,523	0
			MacKay Shields - 2,336,284
MainStay International Equity Fund	2,873,163	0	1,436,581	0
MainStay Large Cap Growth Fund	115,165,899	0	46,800,094	0
MainStay MAP Equity Fund	15,364,404	0	ICAP - 3,869,887	0
			Markston - 4,194,491
MainStay Money Market Fund	1,801,182	2,311,160	832,971	16,686
MainStay Tax Free Bond Fund	5,593,559	159,912	2,722,036	79,958
MainStay Unconstrained Bond Fund	13,364,070	0	6,832,023	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	5,906,673	0	Cornerstone Holdings - 1,715,142	0
			NYL Investors - 1,091,959
MainStay California Tax Free Opportunities Fund	558,145	103,446	329,819	50,727
MainStay Conservative Allocation Fund	0	0	0	0
MainStay Cornerstone Growth Fund[1]	7,794,319	141,338	3,897,160	70,669
MainStay Emerging Markets Equity Fund	1,950,899	454,867	975,450	227,434
MainStay Epoch Global Choice Fund	2,403,061	0	1,201,530	0
MainStay Epoch Global Equity Yield Fund	35,047,521	0	17,523,761	0
MainStay Epoch International Small Cap Fund	902,118	41,165	451,059	0
MainStay Epoch U.S. All Cap Fund	6,051,589	0	3,025,794	0
MainStay Epoch U.S. Equity Yield Fund	198,764	128,626	99,382	0
MainStay Epoch U.S. Small Cap Fund	4,716,416	0	2,358,208	0
MainStay Floating Rate Fund	8,470,351	0	4,234,756	0
MainStay Growth Allocation Fund	0	41,696	0	0
MainStay High Yield Municipal Bond Fund	9,345,988	44,951	4,673,297	22,476
MainStay High Yield Opportunities Fund	6,955,555	105,304	3,477,777	52,652
MainStay ICAP Equity Fund	8,513,557	0	4,256,779	0
MainStay ICAP International Fund	16,406,104	386,742	8,203,052	0
MainStay ICAP Select Equity Fund	35,053,966	2,485,580	17,526,983	0
MainStay Indexed Bond Fund	829,966	255,765	414,982	127,882
MainStay International Opportunities Fund	5,666,179	0	2,833,090	0
MainStay Moderate Allocation Fund	0	0	0	0
MainStay Moderate Growth Allocation Fund	0	0	0	0
MainStay New York Tax Free Opportunities Fund	553,435	124,276	276,727	62,139
MainStay Retirement 2010 Fund	70,522	220,578	0	0
MainStay Retirement 2020 Fund	174,484	225,880	0	0
MainStay Retirement 2030 Fund	234,986	296,500	0	0
MainStay Retirement 2040 Fund	178,666	321,169	0	0
MainStay Retirement 2050 Fund	83,325	353,050	0	0
MainStay S&P 500 Index Fund	4,851,746	39,104	2,425,874	19,552
MainStay Short Duration High Yield Fund	2,983,242	0	1,491,457	0
MainStay Total Return Bond Fund	8,368,363	2,870,161	4,184,182	1,435,081
MainStay U.S. Equity Opportunities Fund	6,407,890	0	3,203,945	0

1 The subadvisory fee shown is the amount paid to Cornerstone Capital Management LLC, the previous Subadvisor to the Fund.

	YEAR ENDED 10/31/14
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$748,491	$0	$374,245	$0
MainStay Convertible Fund	5,403,581	0	2,642,678	0
MainStay Emerging Markets Debt Fund	2,020,133	0	982,696	0
MainStay Government Fund	913,638	0	456,819	0
MainStay High Yield Corporate Bond Fund	48,599,116	0	23,841,888	0
MainStay Income Builder Fund	6,849,230	0	Epoch - 1,772,313	0
			MacKay Shields - 1,694,992
MainStay International Equity Fund	3,041,693	0	1,520,847	0
MainStay Large Cap Growth Fund	118,610,826	0	48,296,238	0
MainStay MAP Equity Fund	16,558,181	0	ICAP - 3,937,653	0
			Markston - 4,715,208
MainStay Money Market Fund[1]	1,890,970	2,561,524	379,967	35,098
MainStay Tax Free Bond Fund	4,205,135	417,884	2,048,001	209,000
MainStay Unconstrained Bond Fund	9,365,918	0	5,056,821	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund[1]	5,102,246	0	Cornerstone Holdings - 1,562,707	0
			NYL Investors - 450,789
MainStay California Tax Free Opportunities Fund	297,448	72,514	148,778	37,261
MainStay Conservative Allocation Fund	0	0	0
MainStay Cornerstone Growth Fund[2]	7,911,829	308,119	3,955,914	154,059
MainStay Emerging Markets Equity Fund[3]	1,202,802	321,885	601,404	160,942
MainStay Epoch Global Choice Fund	2,124,166	0	1,062,083	0
MainStay Epoch Global Equity Yield Fund	28,439,357	0	14,219,679	0
MainStay Epoch International Small Cap Fund	1,472,728	66,942	736,364	0
MainStay Epoch U.S. All Cap Fund	5,775,293	0	2,887,646	0
MainStay Epoch U.S. Equity Yield Fund	150,901	69,543	75,450	0
MainStay Epoch U.S. Small Cap Fund	4,887,649	0	2,443,825	0
MainStay Floating Rate Fund[1]	9,947,913	0	2,408,892	0
MainStay Growth Allocation Fund	0	8,904	0	0
MainStay High Yield Municipal Bond Fund	6,754,816	75,435	3,378,461	37,717
MainStay High Yield Opportunities Fund	10,317,594	0	5,158,797	0
MainStay ICAP Equity Fund	9,313,011	0	4,656,506	0
MainStay ICAP International Fund	17,049,065	224,853	8,524,533	0
MainStay ICAP Select Equity Fund	42,094,455	3,779,245	21,047,228	0
MainStay Indexed Bond Fund[1]	873,285	231,025	173,402	40,743
MainStay International Opportunities Fund	3,700,773	0	1,850,386	0
MainStay Moderate Allocation Fund	0	0	0	0
MainStay Moderate Growth Allocation Fund	0	0	0	0
MainStay New York Tax Free Opportunities Fund	425,452	81,098	212,800	40,556
MainStay Retirement 2010 Fund	62,898	187,500	0	0
MainStay Retirement 2020 Fund	142,572	202,783	0	0
MainStay Retirement 2030 Fund	174,717	259,888	0	0
MainStay Retirement 2040 Fund	123,534	278,228	0	0
MainStay Retirement 2050 Fund	69,173	276,382	0	0
MainStay S&P 500 Index Fund	4,711,463	367,383	2,355,732	183,691
MainStay Short Duration High Yield Fund	2,149,030	0	1,074,515	0
MainStay Total Return Bond Fund	5,038,849	925,285	2,519,424	462,642
MainStay U.S. Equity Opportunities Fund	4,602,783	0	2,301,392	0

1 NYL Investors became Subadvisor to the Fund effective May 1, 2014.

2 The subadvisory fee shown is the amount paid to Cornerstone Capital Management LLC, the previous Subadvisor to the Fund.

3 The MainStay Emerging Markets Equity Fund commenced operations on November 15, 2013. The amounts shown are for the period since inception.

State Street, One Lincoln Street, Boston, Massachusetts, 02111-2900 provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Distribution Agreements

NYLIFE Distributors LLC (“Distributor”), a limited liability company organized under the laws of Delaware with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as the distributor and principal underwriter of each Fund's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement"), dated August 1, 2014. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to dealer agreements with the Distributor. The Distributor compensates these financial intermediary firms for their efforts in selling shares of the Funds. These firms, in turn, pay commissions to their sales representatives as well as pay the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from the MainStay Group of Funds under the Distribution Agreements. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

The Distribution Agreements remain in effect for two years following their respective initial effective dates, and continue in effect if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Funds and/or MainStay Funds Trust. The Distribution Agreements will terminate in the event of their respective assignment.

Distribution Plans

With respect to each of the Funds (except the MainStay Money Market Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Investor Class, Class B, Class C, Class R2, and Class R3 shares of certain Funds (the "Class A Plans," the "Investor Class Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Investor Class, Class B, Class C, Class R2, and Class R3 shares.

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. With regard to Class B shares that are converted to Class A or Investor Class shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board Members or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board Members in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the

Board Members, and the Board Members shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board Members' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

For fiscal year ended October 31, 2016, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

YEAR ENDED 10/31/16
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN		AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN		AMOUNT OF FEE PURSUANT TO CLASS B PLAN		AMOUNT OF FEE PURSUANT TO CLASS C PLAN		AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN		AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]
MainStay Convertible Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Emerging Markets Debt Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Government Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay High Yield Corporate Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Income Builder Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay International Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Large Cap Growth Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay MAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Money Market Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Tax Free Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Unconstrained Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay California Tax Free Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Conservative Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Cornerstone Growth Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Emerging Markets Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Capital Growth Fund[1]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Global Choice Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Global Equity Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch International Small Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. All Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. Equity Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. Small Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Floating Rate Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Growth Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay High Yield Municipal Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay High Yield Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP International Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Select Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Indexed Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay International Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Moderate Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Moderate Growth Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay New York Tax Free Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2010 Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2020 Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2030 Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2040 Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2050 Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2060 Fund[2]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay S&P 500 Index Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Short Duration High Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Total Return Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]
MainStay U.S. Equity Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]

1. MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

2. MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

For fiscal year ended October 31, 2015, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/15
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$114,741	$55,604	$73,052	$253,181	$0	$0
MainStay Convertible Fund	995,226	211,468	286,928	933,784	0	0
MainStay Emerging Markets Debt Fund	274,337	62,489	95,263	440,987	0	0
MainStay Government Fund	233,602	109,531	94,042	122,628	0	0
MainStay High Yield Corporate Bond Fund	8,730,546	717,270	1,558,595	7,303,219	25,110	0
MainStay Income Builder Fund	1,421,764	406,153	479,531	2,039,192	127	0
MainStay International Equity Fund	113,220	86,488	101,378	84,977	7,752	6,013
MainStay Large Cap Growth Fund	3,126,094	478,668	504,544	4,041,692	2,171,060	695,192
MainStay MAP Equity Fund	902,772	382,238	634,444	1,376,092	34,078	6,548
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	1,516,672	43,214	73,938	856,884	0	0
MainStay Unconstrained Bond Fund	1,655,233	80,682	215,134	3,447,018	594	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	623,134	202,197	338,612	1,048,193	123,362	12,471
MainStay California Tax Free Opportunities Fund	63,766	356	0	31,565	0	0
MainStay Conservative Allocation Fund	632,682	170,896	386,412	770,045	0	0
MainStay Cornerstone Growth Fund	754,657	583,437	477,034	50,881	83	0
MainStay Emerging Markets Equity Fund	5,500	962	0	5,205	0	0
MainStay Epoch Global Choice Fund	13,501	1,657	0	15,131	0	0
MainStay Epoch Global Equity Yield Fund	2,623,675	27,184	0	2,682,009	251	0
MainStay Epoch International Small Cap Fund	12,324	2,286	0	11,672	0	0
MainStay Epoch U.S. All Cap Fund	57,609	31,350	50,532	49,545	0	0
MainStay Epoch U.S. Equity Yield Fund	30,233	4,340	0	39,834	0	0
MainStay Epoch U.S. Small Cap Fund	325,656	218,281	242,871	217,391	170	0
MainStay Floating Rate Fund	922,614	74,103	101,511	1,871,200	0	0
MainStay Growth Allocation Fund	334,329	291,072	574,323	246,877	0	0
MainStay High Yield Municipal Bond Fund	1,316,526	6,887	0	2,795,313	0	0
MainStay High Yield Opportunities Fund	841,006	12,718	0	1,445,616	0	0
MainStay ICAP Equity Fund	117,038	36,222	0	141,893	36,464	16,126
MainStay ICAP International Fund	194,204	22,800	0	167,557	122,121	55,086
MainStay ICAP Select Equity Fund	1,668,967	463,696	440,351	998,918	62,567	64,795
MainStay Indexed Bond Fund	102,161	12,010	0	0	0	0
MainStay International Opportunities Fund	133,659	4,478	0	197,533	0	0
MainStay Moderate Allocation Fund	885,661	384,224	852,749	707,993	0	0
MainStay Moderate Growth Allocation Fund	748,031	505,358	1,007,483	517,996	0	0
MainStay New York Tax Free Opportunities Fund	93,588	414	0	50,653	0	0
MainStay Retirement 2010 Fund	17,688	3,463	0	0	6,486	54
MainStay Retirement 2020 Fund	40,351	18,244	0	0	10,311	260
MainStay Retirement 2030 Fund	36,744	26,467	0	0	16,486	1,510
MainStay Retirement 2040 Fund	22,575	25,024	0	0	17,202	62
MainStay Retirement 2050 Fund	8,862	14,162	0	0	13,489	534
MainStay S&P 500 Index Fund	1,432,211	89,517	0	0	0	0
MainStay Short Duration High Yield Fund	178,777	8,902	0	382,188	124	0
MainStay Total Return Bond Fund	1,277,521	19,823	67,025	262,215	1,634	0
MainStay U.S. Equity Opportunities Fund	145,588	5,236	0	271,076	0	0

For fiscal year ended October 31, 2014, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/14
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$58,495	$49,224	$69,457	$77,098	$0	$0
MainStay Convertible Fund	990,210	216,500	315,757	876,523	0	0
MainStay Emerging Markets Debt Fund	356,581	67,966	132,717	606,221	0	0
MainStay Government Fund	268,527	119,042	123,003	101,932	0	0
MainStay High Yield Corporate Bond Fund	9,931,621	756,095	1,871,643	8,152,229	33,934	0
MainStay Income Builder Fund	1,106,408	415,539	500,830	834,363	0	0
MainStay International Equity Fund	134,360	92,329	128,514	96,086	10,883	7,022
MainStay Large Cap Growth Fund	3,829,487	484,181	555,455	4,015,689	2,500,129	936,826
MainStay MAP Equity Fund	914,452	373,249	769,895	1,433,683	43,550	7,874
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	1,031,687	46,832	60,059	733,709	0	0
MainStay Unconstrained Bond Fund	1,321,990	74,132	207,275	2,244,723	217	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	516,288	191,159	382,935	713,294	145,978	16,307
MainStay California Tax Free Opportunities Fund	11,313	151	0	703	0	0
MainStay Conservative Allocation Fund	563,338	157,986	407,000	612,178	0	0
MainStay Cornerstone Growth Fund	757,493	599,836	545,477	46,420	75	0
MainStay Emerging Markets Equity Fund[1]	1,556	295	0	2,160	0	0
MainStay Epoch Global Choice Fund	13,800	1,519	0	10,755	0	0
MainStay Epoch Global Equity Yield Fund	2,107,614	21,061	0	2,182,947	44	0
MainStay Epoch International Small Cap Fund	13,648	2,340	0	11,898	0	0
MainStay Epoch U.S. All Cap Fund	48,311	28,603	52,867	37,251	0	0
MainStay Epoch U.S. Equity Yield Fund	20,945	3,400	0	17,554	0	0
MainStay Epoch U.S. Small Cap Fund	329,068	217,035	287,252	216,756	93	0
MainStay Floating Rate Fund	1,318,706	74,918	133,948	2,278,401	0	0
MainStay Growth Allocation Fund	294,293	264,307	608,090	210,292	0	0
MainStay High Yield Municipal Bond Fund	1,073,924	5,665	0	2,133,516	0	0
MainStay High Yield Opportunities Fund	1,321,342	12,436	0	1,818,636	0	0
MainStay ICAP Equity Fund	114,744	35,303	0	129,749	49,882	18,554
MainStay ICAP International Fund	808,530	24,510	0	176,945	130,193	59,438
MainStay ICAP Select Equity Fund	2,127,593	486,036	499,369	1,105,449	74,468	66,652
MainStay Indexed Bond Fund	118,346	12,532	0	0	0	0
MainStay International Opportunities Fund	53,114	1,701	0	48,726	0	0
MainStay Moderate Allocation Fund	794,001	344,524	888,519	619,792	0	0
MainStay Moderate Growth Allocation Fund	654,960	453,110	1,087,505	454,789	0	0
MainStay New York Tax Free Opportunities Fund	55,685	301	0	21,059	0	0
MainStay Retirement 2010 Fund	56,579	3,272	0	0	6,380	55
MainStay Retirement 2020 Fund	108,454	15,852	0	0	11,831	480
MainStay Retirement 2030 Fund	90,024	20,695	0	0	17,386	1,044
MainStay Retirement 2040 Fund	51,899	18,489	0	0	18,036	120
MainStay Retirement 2050 Fund	16,481	9,975	0	0	13,861	213
MainStay S&P 500 Index Fund	1,287,926	75,304	0	0	0	0
MainStay Short Duration High Yield Fund	176,411	5,338	0	286,093	136	0
MainStay Total Return Bond Fund	163,374	18,869	71,987	251,940	65	0
MainStay U.S. Equity Opportunities Fund	20,175	2,257	0	23,415	0	0

1 MainStay Emerging Markets Equity Fund commenced operations on November 15, 2013. The amounts shown are for the period since inception.

For the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, the Distributor retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

CDSC - CLASS A SHARES	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15	YEAR ENDED 10/31/14
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$15,358	$8,228
MainStay Convertible Fund		[__]	85,450	93,468
MainStay Emerging Markets Debt Fund		[__]	21,955	42,791
MainStay Government Fund		[__]	8,077	6,927
MainStay High Yield Corporate Bond Fund		[__]	651,078	935,970
MainStay Income Builder Fund		[__]	300,847	197,872
MainStay International Equity Fund		[__]	4,883	3,902
MainStay Large Cap Growth Fund		[__]	120,747	77,186
MainStay MAP Equity Fund		[__]	35,681	57,168
MainStay Money Market Fund		[__]	32,893	20,818
MainStay Tax Free Bond Fund		[__]	81,082	76,236
MainStay Unconstrained Bond Fund		[__]	160,591	306,876
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]	88,986	55,095
MainStay California Tax Free Opportunities Fund		[__]	17,682	10,611
MainStay Conservative Allocation Fund		[__]	171,130	160,900
MainStay Cornerstone Growth Fund		[__]	16,222	17,532
MainStay Emerging Markets Equity Fund[1]		[__]	4,247	1,442
MainStay Epoch Capital Growth Fund[2]		[__]	N/A	N/A
MainStay Epoch Global Choice Fund		[__]	1,095	2,231
MainStay Epoch Global Equity Yield Fund		[__]	84,233	154,121
MainStay Epoch International Small Cap Fund		[__]	3,941	5,140
MainStay Epoch U.S. All Cap Fund		[__]	12,292	7,785
MainStay Epoch U.S. Equity Yield Fund		[__]	6,737	7,798
MainStay Epoch U.S. Small Cap Fund		[__]	17,697	42,368
MainStay Floating Rate Fund		[__]	79,478	125,894
MainStay Growth Allocation Fund		[__]	60,073	63,769
MainStay High Yield Municipal Bond Fund		[__]	202,055	178,692
MainStay High Yield Opportunities Fund		[__]	19,549	49,099
MainStay ICAP Equity Fund		[__]	11,726	11,577
MainStay ICAP International Fund		[__]	10,042	13,615
MainStay ICAP Select Equity Fund		[__]	49,882	58,760
MainStay Indexed Bond Fund		[__]	6,764	4,308
MainStay International Opportunities Fund		[__]	61,098	23,404
MainStay Moderate Allocation Fund		[__]	174,980	182,472
MainStay Moderate Growth Allocation Fund		[__]	144,504	162,846
MainStay New York Tax Free Opportunities Fund		[__]	17,193	5,241
MainStay Retirement 2010 Fund		[__]	1,544	2,161
MainStay Retirement 2020 Fund		[__]	10,031	8,502
MainStay Retirement 2030 Fund		[__]	9,152	11,621
MainStay Retirement 2040 Fund		[__]	6,680	7,665
MainStay Retirement 2050 Fund		[__]	1,112	3,533
MainStay Retirement 2060 Fund[3]		[__]	N/A	N/A
MainStay S&P 500 Index Fund		[__]	43,281	26,910
MainStay Short Duration High Yield Fund		[__]	42,140	38,581
MainStay Total Return Bond Fund		[__]	24,230	11,911
MainStay U.S. Equity Opportunities Fund		[__]	66,683	11,304

1 MainStay Emerging Markets Equity Fund commenced operations on November 15, 2013. The amounts shown are for the period since inception.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

For the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, the Distributor retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

CDSC - INVESTOR CLASS SHARES	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15	YEAR ENDED 10/31/14
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$6,907	$8,580
MainStay Convertible Fund		[__]	13,045	22,252
MainStay Emerging Markets Debt Fund		[__]	4,699	9,598
MainStay Government Fund		[__]	2,976	4,143
MainStay High Yield Corporate Bond Fund		[__]	55,038	117,882
MainStay Income Builder Fund		[__]	22,571	37,272
MainStay International Equity Fund		[__]	5,252	9,025
MainStay Large Cap Growth Fund		[__]	20,745	27,327
MainStay MAP Equity Fund		[__]	24,895	48,647
MainStay Money Market Fund		[__]	2,854	592
MainStay Tax Free Bond Fund		[__]	3,980	4,826
MainStay Unconstrained Bond Fund		[__]	15,142	24,885
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]	20,955	30,339
MainStay California Tax Free Opportunities Fund		[__]	365	120
MainStay Conservative Allocation Fund		[__]	46,205	86,823
MainStay Cornerstone Growth Fund		[__]	13,802	26,867
MainStay Emerging Markets Equity Fund[1]		[__]	651	993
MainStay Epoch Capital Growth Fund[2]		[__]	N/A	N/A
MainStay Epoch Global Choice Fund		[__]	512	880
MainStay Epoch Global Equity Yield Fund		[__]	4,346	12,357
MainStay Epoch International Small Cap Fund		[__]	512	1,090
MainStay Epoch U.S. All Cap Fund		[__]	3,604	6,848
MainStay Epoch U.S. Equity Yield Fund		[__]	1,837	2,215
MainStay Epoch U.S. Small Cap Fund		[__]	12,952	25,820
MainStay Floating Rate Fund		[__]	4,074	12,926
MainStay Growth Allocation Fund		[__]	79,425	125,614
MainStay High Yield Municipal Bond Fund		[__]	2,273	3,369
MainStay High Yield Opportunities Fund		[__]	2,755	5,789
MainStay ICAP Equity Fund		[__]	4,593	8,730
MainStay ICAP International Fund		[__]	2,532	5,347
MainStay ICAP Select Equity Fund		[__]	19,815	35,223
MainStay Indexed Bond Fund		[__]	0	866
MainStay International Opportunities Fund		[__]	3,362	2,448
MainStay Moderate Allocation Fund		[__]	104,553	178,260
MainStay Moderate Growth Allocation Fund		[__]	147,365	241,650
MainStay New York Tax Free Opportunities Fund		[__]	37	214
MainStay Retirement 2010 Fund		[__]	1,330	2,253
MainStay Retirement 2020 Fund		[__]	6,994	12,586
MainStay Retirement 2030 Fund		[__]	16,341	22,595
MainStay Retirement 2040 Fund		[__]	15,346	20,819
MainStay Retirement 2050 Fund		[__]	9,910	14,095
MainStay Retirement 2060 Fund[3]		[__]	N/A	N/A
MainStay S&P 500 Index Fund		[__]	10,384	13,052
MainStay Short Duration High Yield Fund		[__]	2,213	3,028
MainStay Total Return Bond Fund		[__]	4,080	5,063
MainStay U.S. Equity Opportunities Fund		[__]	2,875	3,429

1 MainStay Emerging Markets Equity Fund commenced operations on November 15, 2013. The amounts shown are for the period since inception.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

For the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, the Distributor retained the following amounts of sales charges, including CDSCs, for Class B shares of the Funds:

CDSC - CLASS B SHARES	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15	YEAR ENDED 10/31/14
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$21,138	$10,009
MainStay Convertible Fund		[__]	35,693	51,030
MainStay Emerging Markets Debt Fund		[__]	17,774	30,268
MainStay Government Fund		[__]	21,396	34,403
MainStay High Yield Corporate Bond Fund		[__]	234,471	212,909
MainStay Income Builder Fund		[__]	61,341	63,379
MainStay International Equity Fund		[__]	11,832	18,423
MainStay Large Cap Growth Fund		[__]	65,197	63,517
MainStay MAP Equity Fund		[__]	50,670	71,990
MainStay Money Market Fund[1]		[__]	78,696	86,715
MainStay Tax Free Bond Fund		[__]	17,840	41,861
MainStay Unconstrained Bond Fund		[__]	48,124	35,886
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]	32,109	30,786
MainStay Conservative Allocation Fund		[__]	63,061	71,447
MainStay Cornerstone Growth Fund		[__]	66,296	63,275
MainStay Epoch U.S. All Cap Fund		[__]	3,640	3,881
MainStay Epoch U.S. Small Cap Fund		[__]	27,443	24,553
MainStay Floating Rate Fund		[__]	12,732	32,085
MainStay Growth Allocation Fund		[__]	84,933	84,746
MainStay High Yield Municipal Bond Fund		[__]	0	0
MainStay ICAP Select Equity Fund		[__]	46,435	45,012
MainStay Moderate Allocation Fund		[__]	124,004	110,220
MainStay Moderate Growth Allocation Fund		[__]	159,497	124,599
MainStay Total Return Bond Fund		[__]	23,144	15,180

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

For the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, the Distributor retained the following amounts of sales charges, including CDSCs, for Class C shares of the Funds:

CDSC - CLASS C SHARES	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15	YEAR ENDED 10/31/14
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$2,645	$1,110
MainStay Convertible Fund		[__]	17,291	5,098
MainStay Emerging Markets Debt Fund		[__]	8,058	11,681
MainStay Government Fund		[__]	2,553	205
MainStay High Yield Corporate Bond Fund		[__]	70,548	73,271
MainStay Income Builder Fund		[__]	51,515	16,817
MainStay International Equity Fund		[__]	1,708	605
MainStay Large Cap Growth Fund		[__]	22,611	12,869
MainStay MAP Equity Fund		[__]	5,744	3,030
MainStay Money Market Fund[1]		[__]	40,938	20,951
MainStay Tax Free Bond Fund		[__]	24,675	14,359
MainStay Unconstrained Bond Fund		[__]	128,084	63,273
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]	14,547	6,815
MainStay California Tax Free Opportunities Fund		[__]	382	63
MainStay Conservative Allocation Fund		[__]	16,274	13,208
MainStay Cornerstone Growth Fund		[__]	156	639
MainStay Emerging Markets Equity Fund[2]		[__]	285	0
MainStay Epoch Capital Growth Fund[3]
MainStay Epoch Global Choice Fund		[__]	747	232
MainStay Epoch Global Equity Yield Fund		[__]	31,889	40,976
MainStay Epoch International Small Cap Fund		[__]	126	134
MainStay Epoch U.S. All Cap Fund		[__]	1,809	202
MainStay Epoch U.S. Equity Yield Fund		[__]	560	219
MainStay Epoch U.S. Small Cap Fund		[__]	1,111	2,025
MainStay Floating Rate Fund		[__]	19,655	39,666
MainStay Growth Allocation Fund		[__]	6,603	4,815
MainStay High Yield Municipal Bond Fund		[__]	53,333	52,365
MainStay High Yield Opportunities Fund		[__]	8,473	19,772
MainStay ICAP Equity Fund		[__]	1,706	1,776
MainStay ICAP International Fund		[__]	735	1,954
MainStay ICAP Select Equity Fund		[__]	3,765	5,339
MainStay International Opportunities Fund		[__]	6,990	2,590
MainStay Moderate Allocation Fund		[__]	14,623	11,669
MainStay Moderate Growth Allocation Fund		[__]	10,069	10,408
MainStay New York Tax Free Opportunities Fund		[__]	1,006	910
MainStay Short Duration High Yield Fund		[__]	27,134	16,997
MainStay Total Return Bond Fund		[__]	3,750	2,724
MainStay U.S. Equity Opportunities Fund		[__]	6,409	1,001

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

2 MainStay Emerging Markets Equity Fund commenced operations on November 15, 2013. The amounts shown are for the period since inception.

3 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

For the fiscal year ended October 31, 2016, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING		PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL		COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS		OTHER[1]		APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]
MainStay Convertible Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Emerging Markets Debt Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Government Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay High Yield Corporate Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Income Builder Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay International Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Large Cap Growth Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay MAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Money Market Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Tax Free Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Unconstrained Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay California Tax Free Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Conservative Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Cornerstone Growth Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Emerging Markets Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Capital Growth Fund[2]		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Global Choice Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Global Equity Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch International Small Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. All Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. Equity Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. Small Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Floating Rate Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Growth Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay High Yield Municipal Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay High Yield Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP International Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Select Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Indexed Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay International Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Moderate Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Moderate Growth Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay New York Tax Free Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2010 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2020 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2030 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2040 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2050 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2060 Fund[3]		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay S&P 500 Index Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Short Duration High Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Total Return Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay U.S. Equity Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

For the fiscal year ended October 31, 2016, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING		PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL		COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS		OTHER[1]		APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]
MainStay Convertible Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Emerging Markets Debt Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Government Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay High Yield Corporate Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Income Builder Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay International Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Large Cap Growth Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay MAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Money Market Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Tax Free Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Unconstrained Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay California Tax Free Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Conservative Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Cornerstone Growth Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Emerging Markets Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Capital Growth Fund[2]		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Global Choice Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Global Equity Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch International Small Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. All Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. Equity Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. Small Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Floating Rate Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Growth Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay High Yield Municipal Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay High Yield Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP International Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Select Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Indexed Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay International Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Moderate Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Moderate Growth Allocation Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay New York Tax Free Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2010 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2020 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2030 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2040 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2050 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2060 Fund[3]		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay S&P 500 Index Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Short Duration High Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Total Return Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay U.S. Equity Opportunities Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

For the fiscal year ended October 31, 2016, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING		PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Convertible Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Emerging Markets Debt Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Government Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay High Yield Corporate Bond Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Income Builder Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay International Equity Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Large Cap Growth Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay MAP Equity Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Money Market Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Tax Free Bond Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Unconstrained Bond Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Conservative Allocation Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Cornerstone Growth Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Epoch U.S. All Cap Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Epoch U.S. Small Cap Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Floating Rate Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Growth Allocation Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay ICAP Select Equity Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Moderate Allocation Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Moderate Growth Allocation Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Total Return Bond Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended October 31, 2016, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING		PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Convertible Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Emerging Markets Debt Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Government Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay High Yield Corporate Bond Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Income Builder Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay International Equity Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Large Cap Growth Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay MAP Equity Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Money Market Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Tax Free Bond Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Unconstrained Bond Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay California Tax Free Opportunities Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Conservative Allocation Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Cornerstone Growth Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Emerging Markets Equity Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Epoch Capital Growth Fund[2]		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Epoch Global Choice Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Epoch Global Equity Yield Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Epoch International Small Cap Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Epoch U.S. All Cap Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Epoch U.S. Equity Yield Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Epoch U.S. Small Cap Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Floating Rate Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Growth Allocation Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay High Yield Municipal Bond Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay High Yield Opportunities Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay ICAP Equity Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay ICAP International Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay ICAP Select Equity Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay International Opportunities Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Moderate Allocation Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Moderate Growth Allocation Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay New York Tax Free Opportunities Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Short Duration High Yield Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay Total Return Bond Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]
MainStay U.S. Equity Opportunities Fund		[__]	[__]	[__]	[__]	[__]	[__]	[__]

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

For the fiscal year ended October 31, 2016, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING		PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL		COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS		OTHER[1]		APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]
MainStay High Yield Corporate Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Income Builder Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay International Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Large Cap Growth Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay MAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Unconstrained Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Cornerstone Growth Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch Global Equity Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Epoch U.S. Small Cap Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP International Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Select Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2010 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2020 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2030 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2040 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2050 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2060 Fund[2]		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Short Duration High Yield Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Total Return Bond Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

For the fiscal year ended October 31, 2016, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING		PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL		COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS		OTHER[1]		APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay International Equity Fund	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]	$	[__]
MainStay Large Cap Growth Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay MAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP International Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay ICAP Select Equity Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2010 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2020 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2030 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2040 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2050 Fund		[__]		[__]		[__]		[__]		[__]		[__]		[__]
MainStay Retirement 2060 Fund[2]		[__]		[__]		[__]		[__]		[__]		[__]		[__]

1 Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

2 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

Shareholder Services Plans; Service Fees

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered by New York Life Investments to shareholders of the Class R1, Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Funds' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Funds' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Affiliated Underlying Fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Unaffiliated Underlying Fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the Unaffiliated Underlying Fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the MainStay Balanced Fund (portion), MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay Balanced (equity and fixed-income portions), MainStay Common Stock, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Equity, MainStay Floating Rate, MainStay Indexed Bond, MainStay International Equity, MainStay International Opportunities, MainStay Money Market, MainStay S&P 500 Index and MainStay U.S. Equity Opportunities Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, Cornerstone Holdings or NYL Investors, as applicable (the “Subadvisors” in this section only). A summary of their proxy voting policies and procedures is provided below.

The Subadvisors have adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to the Subadvisors, all proxies are voted in the best interest of such clients without regard to the interests of the Subadvisors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist the Subadvisors in researching and voting proxies, the Subadvisors utilize the research and implementation services of a third-party proxy service provider, ISS. The Subadvisors have also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. The Subadvisors' Proxy Voting Committee is responsible for general oversight of the Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to the Subadvisors, they vote them in accordance with the standard voting guidelines unless the Subadvisors agree with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to the Subadvisors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. The Subadvisors have procedures in place to review each such override request for potential material conflicts of interest between clients and the Subadvisors and their affiliates. The Subadvisors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay Epoch Capital Growth, MainStay Epoch Global Choice, MainStay Epoch Global Equity Yield, MainStay Epoch International Small Cap, MainStay Epoch U.S. All Cap, MainStay Epoch U.S. Equity Yield, MainStay Epoch U.S. Small Cap and MainStay Income Builder (equity portion) Funds

The Manager has delegated proxy voting authority to the Funds' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by Epoch on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained ISS. ISS is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch's judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files.

Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

MainStay California Tax Free Opportunities, MainStay Convertible, MainStay Emerging Markets Debt, MainStay Government, MainStay High Yield Corporate Bond, MainStay High Yield Municipal Bond, MainStay High Yield Opportunities, MainStay Income Builder (fixed-income portion and asset allocation), MainStay New York Tax Free Opportunities, MainStay Short Duration High Yield, MainStay Tax Free Bond, MainStay Total Return Bond, and MainStay Unconstrained Bond Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures pursuant to where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Compliance Department for review. If the Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or CCO determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

MainStay Large Cap Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

MainStay MAP Equity, MainStay ICAP Equity, MainStay ICAP Select Equity and MainStay ICAP International Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisors, Markston (MainStay MAP Equity Fund only) and ICAP. Summaries of their proxy voting policies and procedures are provided below.

Markston (a portion of the MainStay MAP Equity Fund only)

Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Markston subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Markston's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.

Markston retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of ISS; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.

ICAP

ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. ICAP reviews all proxy proposals on a case-by-case basis. ICAP utilizes the research and implementation services of ISS to assist with the evaluation of each proxy proposal. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

• Vote the securities based on a pre-determined voting guideline if the application of the policy to the matter is routine in nature; or

• Vote the securities in accordance with a pre-determined policy based upon the recommendation of an independent third party, such as a proxy voting service.

In the event that a conflict still exists, ICAP will disclose the conflict to the client and obtain the client’s voting direction.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Manager or a Fund's Subadvisor may share the Fund's non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Funds, the Manager or a Subadvisor who require access to such information in order to fulfill their contractual duties to the Funds or to assist the Manager or a Subadvisor in fulfilling its contractual duties to the Funds. As of the date of this SAI, those service providers that may receive information are State Street, U.S. Bancorp Fund Services, LLC, National Association, BNY Mellon, KPMG LLP, PricewaterhouseCoopers LLP, Russell Mellon, ISS, Loan Pricing Corporation, Interactive Data Corporation, Investment Technology Group Inc., Abel/Noser Corporation, Omgeo LLC, Merrill Corporation and the agent and banks that participate in the Funds' credit facility. This list may be revised from time to time. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager or a Subadvisor may release statistical or attribution information with respect to a Fund's portfolio holdings prior to the release of the actual portfolio holdings. This information will be released upon a certification from the Fund's portfolio manager that the information provided will, among other things, not harm the Fund or shareholders.

Non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

For the Funds they subadvise, Subadvisors to the Funds, their agents and their employees regularly have access to portfolio holdings information. Each Subadvisor is contractually obligated to keep portfolio holdings information confidential.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Board Members or a majority of a Board committee consisting solely of Independent Board Members approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Except as otherwise indicated, information regarding these other accounts, as of December 31, 2016, is set forth below.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jakob Bak	MainStay Emerging Markets Debt Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Lee Baker	MainStay S&P 500 Index Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Steven D. Bleiberg	MainStay Epoch Capital Growth Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
William J. Booth	MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Patrick M. Burton	MainStay Large Cap Growth Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Mark Campellone	MainStay Floating Rate Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Michael J. Caputo	MainStay Epoch U.S. Small Cap Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
George Cherpelis	MainStay Indexed Bond Fund, MainStay Balanced Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Eric Citerne	MainStay Epoch International Small Cap Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
David E. Clement	MainStay Money Market Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Louis N. Cohen	MainStay Government Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Total Return Bond Fund, MainStay Unconstrained Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Thomas M. Cole	MainStay ICAP Equity Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay MAP Equity Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Robert Dial	MainStay Floating Rate Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Robert DiMella	MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
David Dowden	MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Carlos Garcia-Tunon	MainStay International Equity Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Eve Glatt	MainStay International Equity Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Thomas J. Girard	MainStay Balanced Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Justin H. Kelly	MainStay Large Cap Growth Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Migene Kim	MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay U.S. Equity Opportunities Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Michael Kimble	MainStay Emerging Markets Debt Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Unconstrained Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
J. Christian Kirtley	MainStay ICAP International Fund, MainStay MAP Equity Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Poul Kristensen	MainStay Asset Allocation Funds, MainStay Target Date Funds	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Frances Lewis	MainStay Tax Free Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
John Loffredo	MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
John Morgan	MainStay Epoch International Small Cap Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Christopher Mullarkey	MainStay MAP Equity Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
James Mulvey	MainStay MAP Equity Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Francis J. Ok	MainStay S&P 500 Index Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Mona Patni	MainStay Common Stock Fund, MainStay U.S. Equity Opportunities Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
David Pearl	MainStay Epoch Global Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Michael Petty	MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
William W. Priest

MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund

		[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Edward Ramos	MainStay International Equity Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Steven H. Rich	MainStay Government Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Dan Roberts	MainStay Emerging Markets Debt Fund, MainStay Government Fund, MainStay High Yield Opportunities Fund, MainStay Income Builder Fund, MainStay Total Return Bond Fund, MainStay Unconstrained Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Jeremy Roethel	MainStay Emerging Markets Equity Fund, MainStay International Opportunities Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Eric Sappenfield	MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Donald F. Serek	MainStay Balanced Fund, MainStay Indexed Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Edward Silverstein	MainStay Convertible Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
David J. Siino	MainStay Epoch Capital Growth Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Amit Soni	MainStay Asset Allocation Funds, MainStay Target Date Funds	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Scott Sprauer	MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund, MainStay Tax Free Bond Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Andrew P. Starr	MainStay ICAP Equity Fund, MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, MainStay MAP Equity Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Andrew Susser	MainStay High Yield Corporate Bond Fund, MainStay Short Duration High Yield Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Jonathan Swaney	MainStay Asset Allocation Funds, MainStay Target Date Funds	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Matthew T. Swanson	MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay MAP Equity Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
John Tobin	MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Arthur Torrey	MainStay Floating Rate Fund	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Kera Van Valen	MainStay Epoch U.S. Equity Yield Fund,	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Andrew Ver Planck[1]

MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Equity Fund, MainStay International Opportunities Fund, MainStay U.S. Equity Opportunities Fund

		[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Michael Welhoelter[1]

MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Income Builder Fund

		[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]
Jae S. Yoon	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Target Date Funds	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]	[__] RICs $[__]	[__] Accounts $[__]	[__] Accounts $[__]

Portfolio Manager Compensation Structure

In an effort to retain key personnel, New York Life Investments and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that they believe are competitive with other investment management firms.

Cornerstone Holdings

Cornerstone Holdings' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Cornerstone Holdings results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Cornerstone Holdings offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Cornerstone Holdings' overall company performance. "Cornerstone Holdings Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is available for senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

Epoch

Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual performance bonus, which is reviewed and determined annually by Epoch's Operating Committee with input from the employee's supervisor and Epoch's Human Resources Department. The level of compensation for each employee is based on a number of factors including individual performance, firm performance and marketplace compensation analysis and information.

For senior employees, a portion of their annual performance bonus is deferred, typically with a three-year vesting schedule, and invested in Epoch-managed investment vehicles, Epoch Performance Units and TD Restricted Stock Units. In addition, Managing Directors are eligible to participate in Epoch's Long-Term Incentive Plan, which is designed to reward superior long-term business performance over a multi-year period.

Investment team members are compensated based on the performance of their strategy, their contribution to that performance, the overall performance of the firm, and corporate citizenship. The Operating Committee reviews product performance, including risk-adjusted returns over one- and three-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are also reviewed on an annual basis.

ICAP

Compensation for members of the ICAP research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP's investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP's revenue and cash flow performance over various periods of time.

MacKay Shields

Fixed compensation is primarily paid through a portfolio manager’s annual salary, which is paid in monthly installments in arrears. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401k defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

MacKay Shields does not align the portfolio managers’ compensation to the investment performance of specific funds or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a fund to take undue risks in managing the assets of the fund. In addition, the MacKay Municipal Managers team of MacKay Shields offers an incentive bonus plan, which enhances the team's ability to attract, retain and motivate executives and other key employees primarily involved in the MacKay Municipal Managers' business. Awards can be made on an annual basis.

Markston

The Markston portfolio management team is compensated based on long term performance consisting of a base salary, incentive compensation and ownership in the firm. Therefore, the success of the team in generating long-term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

New York Life Investments and NYL Investors

New York Life Investment Management (NYLIM) and NYL Investors continue to have a competitive structure that is regularly evaluated to ensure that their investment personnel have an appropriate and competitive incentive that encourages an alignment of long-term interests between the firms and our clients.

Total compensation includes base salary and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall firm results. This is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual’s management. Sector specialists receive a base pay and an annual incentive based on performance against individual and organizational unit objectives and overall firm results.

In addition, senior level employees are also eligible to participate in a long-term incentive program under which awards are valued based upon the performance of the firm.

Winslow Capital

In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is recommended by the Winslow Capital Executive Committee with the final decision resting with Justin H. Kelly. Winslow Capital’s compensation plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The portfolio managers have long-term employment agreements and are subject to non-competition/non-solicitation restrictions.

The Executive Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm. Finally, employees of Winslow Capital, including the portfolio managers, have received profits interests in the firm which entitle their holders to participate in the firm’s growth over time.

The following table states, as of December 31, 2016, the dollar range of Fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Jakob Bak	[___]	[___]
Lee Baker	[___]	[___]
Steven D. Bleiberg	[___]	[___]
William J. Booth	[___]	[___]
Patrick M. Burton	[___]	[___]
Michael J. Caputo	[___]	[___]
Mark Campellone	[___]	[___]
George Cherpelis	[___]	[___]
Eric Citerne	[___]	[___]
David E. Clement	[___]	[___]
Louis N. Cohen	[___]	[___]
Thomas M. Cole	[___]	[___]
Robert Dial	[___]	[___]
Robert DiMella	[___]	[___]
David Dowden	[___]	[___]
Carlos Garcia-Tunon	[___]	[___]

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Eve Glatt	[___]	[___]
Thomas J. Girard	[___]	[___]
Justin H. Kelly	[___]	[___]
Migene Kim	[___]	[___]
Michael Kimble	[___]	[___]
J. Christian Kirtley	[___]	[___]
Poul Kristensen	[___]	[___]
Frances Lewis	[___]	[___]
John Loffredo	[___]	[___]
John Morgan	[___]	[___]
Christopher Mullarkey	[___]	[___]
James Mulvey	[___]	[___]
Francis J. Ok	[___]	[___]
Mona Patni	[___]	[___]
David Pearl	[___]	[___]
Michael Petty	[___]	[___]
William W. Priest	[___]	[___]
Edward Ramos	[___]	[___]
Steven H. Rich	[___]	[___]
Dan Roberts	[___]	[___]
Jeremy Roethel	[___]	[___]
Eric Sappenfield	[___]	[___]
Donald F. Serek	[___]	[___]
David J. Siino	[___]	[___]
Edward Silverstein	[___]	[___]
Amit Soni	[___]	[___]
Scott Sprauer	[___]	[___]
Andrew P. Starr	[___]	[___]
Andrew Susser	[___]	[___]
Jonathan Swaney	[___]	[___]
Matthew T. Swanson	[___]	[___]
John Tobin	[___]	[___]
Arthur S. Torrey	[___]	[___]
Kera Van Valen	[___]	[___]
Andrew Ver Planck	[___]	[___]
Michael Welhoelter	[___]	[___]
Thomas Wenzel	[___]	[___]
Jae S. Yoon	[___]	[___]

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to Funds that have a high yield component.)

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple Funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or account managed by the portfolio manager, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a Fund or account in a security that is contrary to the position held in the same security by other Funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one Fund or account while other Funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain Funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain Funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee Funds or accounts over other Funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay Funds of Funds primarily invest all of their assets in Class I shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities that would be purchased by, or effect portfolio transactions for, the MainStay Group of Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker/dealer, except the Affiliated Brokers, that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. No commission payments were made to Affiliated Brokers in the fiscal years ended October 31, 2016, 2015 or 2014.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers, except the Affiliated Brokers, who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions. Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

BROKERAGE COMMISSIONS	YEAR ENDED 10/31/16		YEAR ENDED 10/31/2015	YEAR ENDED 10/31/2014
MAINSTAY FUNDS
MainStay Common Stock Fund	$	[__]	$216,984	$135,403
MainStay Convertible Fund		[__]	95,159	120,563
MainStay Emerging Markets Debt Fund		[__]	0	5,880
MainStay Government Fund		[__]	5,323	5,332
MainStay High Yield Corporate Bond Fund		[__]	20,076	14,589
MainStay Income Builder Fund		[__]	540,660	319,130
MainStay International Equity Fund		[__]	422,027	365,850
MainStay Large Cap Growth Fund		[__]	11,036,797	11,386,725
MainStay MAP Equity Fund		[__]	1,228,525	836,962
MainStay Tax Free Bond Fund		[__]	29,639	26,176
MainStay Unconstrained Bond Fund		[__]	137,686	116,160
MAINSTAY FUNDS TRUST
MainStay Balanced Fund		[__]	601,910	387,004
MainStay California Tax Free Opportunities Fund		[__]	5,477	1,167
MainStay Cornerstone Growth Fund		[__]	1,605,228	1,232,745
MainStay Emerging Markets Equity Fund[1]		[__]	604,569	590,376
MainStay Epoch Capital Growth Fund[2]		[__]	N/A	N/A
MainStay Epoch Global Choice Fund		[__]	326,924	439,020
MainStay Epoch Global Equity Yield Fund		[__]	2,720,704	1,919,249
MainStay Epoch International Small Cap Fund		[__]	124,092	186,036
MainStay Epoch U.S. All Cap Fund		[__]	203,006	211,892
MainStay Epoch U.S. Equity Yield Fund		[__]	4,579	2,921
MainStay Epoch U.S. Small Cap Fund		[__]	349,941	652,895
MainStay Floating Rate Fund		[__]	0	0
MainStay High Yield Municipal Bond Fund		[__]	193,755	36,332
MainStay High Yield Opportunities Fund		[__]	43,389	33,090
MainStay ICAP Equity Fund		[__]	797,055	600,182

BROKERAGE COMMISSIONS	YEAR ENDED 10/31/16	YEAR ENDED 10/31/2015	YEAR ENDED 10/31/2014
MainStay ICAP International Fund	[__]	2,693,870	2,496,566
MainStay ICAP Select Equity Fund	[__]	3,493,477	3,262,888
MainStay International Opportunities Fund	[__]	1,330	1,848
MainStay New York Tax Free Opportunities Fund	[__]	1,418,212	990,678
MainStay Retirement 2010 Fund	[__]	4,636	2,086
MainStay Retirement 2020 Fund	[__]	2,595	5,398
MainStay Retirement 2030 Fund	[__]	6,116	15,926
MainStay Retirement 2040 Fund	[__]	6,999	27,590
MainStay Retirement 2050 Fund	[__]	5,349	28,310
MainStay Retirement 2060 Fund[3]	[__]	N/A	N/A
MainStay S&P 500 Index Fund	[__]	2,142	2,873
MainStay Total Return Bond Fund	[__]	66,826	95,783
MainStay U.S. Equity Opportunities Fund	[__]	65,524	49,358

1 MainStay Emerging Markets Equity Fund commenced operations on November 15, 2013. The amounts shown are for the period since inception.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

The following tables show the dollar amount of brokerage commissions paid to brokers that provided research services and the dollar amount of the transactions during the fiscal year ended October 31, 2016. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MAINSTAY FUNDS MainStay Common Stock Fund
	$ [__]	$ [__]
MainStay Income Builder Fund	[__]	[__]
MainStay International Equity Fund	[__]	[__]
MainStay Large Cap Growth Fund	[__]	[__]
MainStay MAP Equity Fund	[__]	[__]
MAINSTAY FUNDS TRUST MainStay Balanced Fund
	[__]	[__]
MainStay Cornerstone Growth Fund	[__]	[__]
MainStay Emerging Markets Equity Fund	[__]	[__]
MainStay Epoch Global Choice Fund	[__]	[__]
MainStay Epoch Global Equity Yield Fund	[__]	[__]
MainStay Epoch International Small Cap Fund	[__]	[__]
MainStay Epoch U.S. All Cap Fund	[__]	[__]
MainStay Epoch U.S. Equity Yield Fund	[__]	[__]
MainStay Epoch U.S. Small Cap Fund	[__]	[__]
MainStay ICAP Equity Fund	[__]	[__]
MainStay ICAP International Fund	[__]	[__]
MainStay ICAP Select Equity Fund	[__]	[__]
MainStay International Opportunities Fund	[__]	[__]
MainStay U.S. Equity Opportunities Fund	[__]	[__]

As of October 31, 2016, the Funds held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER/DEALER	MARKET VALUE
MAINSTAY FUNDS
MainStay Common Stock Fund	[__]	$	[__]
MainStay Convertible Fund	[__]		[__]
MainStay Government Fund	[__]		[__]
MainStay High Yield Corporate Bond Fund	[__]		[__]
MainStay Income Builder Fund	[__]		[__]

FUND	BROKER/DEALER	MARKET VALUE
MainStay Large Cap Growth Fund	[__]	[__]
MainStay MAP Equity Fund	[__]	[__]
MainStay Money Market Fund	[__]	[__]
MainStay Unconstrained Bond Fund	[__]	[__]
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	[__]	[__]
MainStay Cornerstone Growth Fund	[__]	[__]
Mainstay Emerging Markets Equity Fund	[__]	[__]
MainStay Epoch Capital Growth Fund	[__]	[__]
MainStay Epoch Global Equity Yield Fund	[__]	[__]
MainStay Epoch U.S. All Cap Fund	[__]	[__]
MainStay Epoch U.S. Equity Yield Fund	[__]	[__]
MainStay High Yield Opportunities Fund	[__]	[__]
MainStay ICAP Equity Fund	[__]	[__]
MainStay ICAP International Fund	[__]	[__]
MainStay ICAP Select Equity Fund	[__]	[__]
MainStay Indexed Bond Fund	[__]	[__]
MainStay International Opportunities Fund	[__]	[__]
Mainstay Retirement 2010 Fund	[__]	[__]
Mainstay Retirement 2020 Fund	[__]	[__]
Mainstay Retirement 2030 Fund	[__]	[__]
Mainstay Retirement 2040 Fund	[__]	[__]
Mainstay Retirement 2050 Fund	[__]	[__]
MainStay Retirement 2060 Fund	[__]	[__]
MainStay S&P 500 Index Fund	[__]	[__]
MainStay Total Return Bond Fund	[__]	[__]
MainStay U.S. Equity Opportunities Fund	[__]	[__]

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Fund, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay Funds of Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those Funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Funds of Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay Money Market Fund are valued at their amortized cost (in accordance with the MainStay Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the MainStay Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the MainStay Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the MainStay Money Market Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether any Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Under the general supervision of the Board, the Manager, in conjunction with the Subadvisors, will monitor the valuations used by each Fund, the adequacy and the reliability of the sources used to obtain prices, and the application of the procedures.

The Funds' valuation procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Funds’ valuation procedures in the Prospectuses and the shareholder reports, nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus, the shareholder reports and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.

Portfolio securities of each of the other Funds are valued:

1. By appraising common and preferred stocks that are traded on the New York Stock Exchange System ("NYSE") or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Fund’s Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

8. By appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be daily fair valued by the Manager using pricing information on the underlying reference issuers provided by the prime broker used by the Manager;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on NYSE for that day, so long as New York Life Investments believes there remains an adequate market to meet purchase and redemption orders for that day. A

Fund reserves the right to close, and therefore not accept purchase and redemption orders or calculate a Fund’s NAV for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as additional holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Fund’s NAV as of such earlier closing time.

Floating rate loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. After such review, the Manager will recommend the use of a pricing agent, if appropriate. The Valuation Committee and the Board must approve a new pricing agent prior to use. On an ongoing basis, the Manager and the Subadvisors review the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processes used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the MainStay Funds and MainStay Funds Trust, respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in a Fund (other than the MainStay Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the

Account. In addition, shareholders of the MainStay Money Market Fund will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER TRANSACTIONS

NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

• Dividend and capital gain changes (including moving dividends between account registrations);

• Address changes;

• Certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

• Exchange requests between identical registrations;

• Redemptions via check of $100,000 or less to the address of record only; and

• Redemptions via ACH of $100,000 or less, or by wire to a bank previously established on an account.

Other transactions may require a Medallion Signature Guarantee. See the Prospectuses for more information.

In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination), for redemptions by wire of amounts less than $250,000, and for redemptions by ACH of amounts $100,000 or less.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

How To Purchase Shares Of The Funds

By Mail

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the MainStay Funds. Information regarding purchasing Fund shares by mail may be found in the Prospectuses.

By Wire

An investor may open an account and invest by wire by having his or her registered representative telephone NYLIM Service Company between 8:30 am and 5:00 pm, Eastern time, to obtain an account number and instructions. Additionally, information regarding wiring instructions may be found in the Prospectuses.

Additional Investments

Additional investments in a Fund may be made at any time by mail, by wire, or electronically. Instructions on purchasing additional Fund shares may be found in the Prospectuses.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by current and former MainStay Funds Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

Systematic Investment Plans

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling NYLIM Service Company, toll free at 800-MAINSTAY (624-6782) (between 8:30 am and 5:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment and subsequent investments must be in accordance with the amounts stated in the Prospectuses. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

Other Information

The Funds reserve the right to redeem shares of any shareholder who has failed to provide a certified Taxpayer identification number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer identification number (or such other information as the Fund has requested) has been provided.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the statement of additional information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

ALTERNATIVE SALES ARRANGEMENTS

Initial Sales Charge Alternative on Class A Shares and Investor Class Shares

The sales charge on Class A shares and Investor Class shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in a Fund is set forth in the Prospectuses.

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund), the Distributor, from its own resources, may pay a commission to financial intermediary firms on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

Offering Price

The sales charge applicable to an investment in Class A or Investor Class shares of the following Funds will be 4.50% of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of October 31, 2016, the sales charge as a percentage of the NAV will be as follows: 4.67% for MainStay High Yield Corporate Bond Fund; 4.68% for MainStay High Yield Opportunities Fund and MainStay Total Return Bond Fund; 4.69% for MainStay Emerging Markets Debt Fund; 4.70% for MainStay Government Fund and MainStay Unconstrained Bond Fund; 4.73% for MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund; 4.74% for MainStay New York Tax Free Opportunities Fund; and 4.75% for MainStay California Tax Free Opportunities Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay High Yield Corporate Bond Fund on October 31, 2016. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

NAV per Class A Share at October 31, 2016 Per Share Sales Charge - 4.50% of offering price (4.67% of NAV per share) Class A Per Share Offering Price to the Public	$[__] $[__] $[__]

The sales charge applicable to an investment in Class A or Investor Class shares of the Epoch Capital Growth Fund and the following Funds will be 5.50% of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of October 31, 2016, the sales charge as a percentage of the NAV will be as follows: 5.76% for MainStay Emerging Markets Equity Fund; 5.80% for MainStay Income Builder Fund; 5.81% for MainStay Convertible Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Small Cap Fund, MainStay Epoch U.S. All Cap Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. Small Cap Fund; 5.82% for MainStay U.S. Equity Opportunities Fund, MainStay Balanced Fund, MainStay Cornerstone Growth Fund, and MainStay MAP Equity Fund; 5.83% for MainStay Epoch U.S. Equity Fund, MainStay ICAP Equity Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund; 5.84% for MainStay Common Stock Fund and MainStay Epoch Global Equity Yield Fund; 5.85% for MainStay International Equity Fund; and 5.86% for MainStay International Opportunities Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay Convertible Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay Convertible Fund on October 31, 2016. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2016 Per Share Sales Charge - 5.50% of offering price (5.81% of NAV per share) Class A Per Share Offering Price to the Public	$[__] $[__] $[__]

The sales charge applicable to an investment in Class A or Investor Class shares of the following Funds will be 3.00% of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of October 31, 2016, the sales charge as a percentage of the NAV will be as follows: 3.06% for MainStay Floating Rate Fund; 3.07% for MainStay Short Duration High Yield Fund; and 3.09% for MainStay Indexed Bond Fund and MainStay S&P 500 Index Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay Indexed Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay Indexed Bond Fund on October 31, 2016. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2016 Per Share Sales Charge – 3.00% of offering price (3.09% of NAV per share) Class A Per Share Offering Price to the Public	$[__] $[__] $[__]

The sales charge applicable to an investment in Class A or Investor Class shares of the MainStay Asset Allocation Fund and MainStay Target Date Funds will be 5.50% of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of October 31, 2016, the sales charge as a percentage of the NAV will be as follows: 5.79% for MainStay Growth Allocation Fund and MainStay Retirement 2010 Fund; 5.80% for MainStay Moderate Growth Allocation Fund, MainStay Retirement 2030 Fund and MainStay Retirement 2040 Fund; 5.82% for MainStay Retirement 2050 Fund; 5.84% for MainStay Conservative Allocation Fund; and 5.86% for MainStay Moderate Allocation Fund and MainStay Retirement 2020 Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay Retirement 2030 Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay Retirement 2030 Fund on October 31, 2016. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2016 Per Share Sales Charge - 5.50% of offering price (5.80% of NAV per share) Class A Per Share Offering Price to the Public	$[__] $[__] $[__]
PURCHASES AT NET ASSET VALUE

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with New York Life Investments); employees (and immediate family members) of Cornerstone Holdings, Cushing Asset Management, LP, Epoch, ICAP, MacKay Shields, Markston, NYL Investors, and Winslow Capital; respectively. Also, any employee or registered representative of an authorized financial intermediary firm (and immediate family members) and any employee of BFDS that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

In addition, Class A share purchases and Investor Class share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) TSA plans, that are sponsored by employers with 50 or more participants are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a CDSC of 1% on shares redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase. See "Reduced Sales Charges on Class A and Investor Class Shares-Contingent Deferred Sales Charge, Class A and Investor Class."

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund;

(ii) who owned Class P shares of certain Epoch Funds as of the closing date of the Reorganization and who are invested directly with and have maintained their account with the Fund;

(iii) who invest through certain group retirement or other benefit plans (other than IRA plans) that invest directly with the Funds or through a financial intermediary or service provider that has a contractual arrangement with the Distributor or an affiliate, and that meet certain criteria, including:

• have 50 or more participants; or

• more than $1,000,000 in assets; or

• hold either Class A or Investor Class and Class B shares as a result of the Class B share conversion feature.

However, Class A shares or Investor Class shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in multiple share classes.

(iv) who invest through 529 Plans; or

(v) who purchase through financial intermediary firms such as broker/dealers, investment advisers and other financial institutions, that have entered into an agreement with the Funds or the Distributor and that maintain investment advisory programs which allow for the purchase of Class A shares at NAV.

The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares. Investor Class shares of the Funds also may be purchased at NAV, without payment of any sales charge by shareholders that purchase through financial intermediary firms such as broker/dealers, investment advisers and other financial institutions, that have entered into an agreement with the Funds or the Distributor and that maintain investment advisory programs which allow for the purchase of Investor Class shares at NAV. Sales and/or servicing agreements with third parties also have been established on behalf of other classes of shares. The Funds, the Distributor, the Transfer Agent or affiliates may pay fees to such financial intermediary firms in connection with these arrangements on behalf of Class A, Investor Class, Class B and/or C shares.

Class I shares and Class R6 shares of the Funds are sold at NAV.

Class I shares may be purchased by:

(i) existing Class I shareholders;

(ii) individuals investing directly with NYLIM Service Company at least $5 million in a Fund;

(iii) institutional investors;

(iv) current Portfolio Managers of the Funds;

(v) current employees of Subadvisors; and

(vi) existing and retired MainStay Funds Board Members.

Please note that certain financial intermediary firms, investment platforms or investment accounts may not offer Class I shares for initial or subsequent purchases. Therefore, if an investor moves to a different financial intermediary or the policies of the investor’s current financial intermediary change the investor may not be able to hold and/or purchase Class I shares of any fund in the MainStay Group of Funds or may be subject to additional investment minimums or other restrictions. Alternatively, the investor may maintain an account directly with NYLIM Service Company in order to continue to hold and purchase Class I shares.

For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to:

(i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates;

(ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms;

(iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with the Distributor or its affiliates;

(iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates;

(iv) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds and the MainStay Target Date Funds) purchasing for their own account or for the account of other institutional investors;

(v) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account; and

(vii) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code pursuant to an agreement with the Distributor or its affiliates.

You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares. Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including: Section 401(a) and 457 plans, certain Section 403(b)(7) TSA plans, Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and non-qualified deferred compensation plans. Class R6 shares are generally available only to certain retirement plans, including Section 401(a) and 457 plans, certain 403(b)(7) TSA plans, 401(k), profit sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that the plan trades on an omnibus level. Class R1, Class R2, Class R3 and Class R6 shares are generally not available to retail accounts.

Although an investor will not pay a front-end sales charge on Class I shares, or on Class A share or Investor Class share investments of $1,000,000 or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund), the Distributor, from its own resources, may pay commissions to financial intermediary firms on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to financial intermediary firms with which the Distributor has a sales or service arrangement.

With respect to Class A and Investor Class share investments of $1,000,000 or more in a MainStay Fund, other than the MainStay Money Market Fund, $250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund, the dealer may receive a commission of up to:

FUND	COMMISSION

MainStay Balanced Fund
MainStay Conservative Allocation Fund
MainStay Common Stock Fund
MainStay Convertible Fund
MainStay Cornerstone Growth Fund
MainStay Emerging Markets Equity Fund

Mainstay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund
MainStay Emerging Markets Debt Fund
MainStay Government Fund
MainStay Growth Allocation Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Opportunities Fund
MainStay ICAP Equity Fund
MainStay ICAP International Fund
MainStay ICAP Select Equity Fund
MainStay Income Builder Fund
MainStay International Equity Fund
MainStay International Opportunities Fund
MainStay Large Cap Growth Fund
MainStay MAP Equity Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund
MainStay Total Return Bond Fund
MainStay Unconstrained Bond Fund
MainStay U.S. Equity Opportunities Fund

1.00% for $1,000,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay California Tax Free Opportunities Fund MainStay High Yield Municipal Bond Fund MainStay New York Tax Free Opportunities Fund MainStay Tax Free Bond Fund	1.00% for $250,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay Floating Rate Fund MainStay Short Duration High Yield Fund	1.00% for $500,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay Indexed Bond Fund MainStay S&P 500 Index Fund	0.50% for $1,000,000 to $2,999,999 0.25% for $3,000,000 to $4,999,999 0.20% for $5,000,000 or more

Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A AND INVESTOR CLASS SHARES

Right of Accumulation

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than individual retirement account ("IRA") plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

"Spouse," with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Special Incentive Compensation Arrangements

The Distributor may enter into special incentive compensation arrangements with financial intermediary firms that have sold a minimum dollar amount of fund shares. Such incentives may take the form of providing reimbursement for administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

Letter Of Intent ("LOI")

Qualified Purchasers, as defined above, may obtain reduced sales charges by signing an LOI. The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by NYLIM Service Company in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, NYLIM Service Company will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, NYLIM Service Company will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Contingent Deferred Sales Charge, Class A and Investor Class Shares

In order to recover commissions paid to financial intermediary firms on qualified investments of $1,000,000 or more ($250,000 or more with respect to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay Short Duration High Yield Fund), a CDSC of 1% may be imposed on redemptions of such investments made within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase. Purchases of Class A and Investor Class shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a CDSC.

Class A and Investor Class shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A and Investor Class shares redeemed more than one year (18 months with respect to the MainStay Short Duration High Yield Fund) after their purchase. The CDSC on subject Class A and Investor Class shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to the MainStay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A or Investor Class shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. Class A or Investor Class shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A or Investor Class shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Class A or Investor Class shares that were acquired through an exchange if such shares are redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of the initial purchase. The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year (18 months with respect to the MainStay Short Duration High Yield Fund) of the date of purchase.

The CDSC will be waived in connection with the following redemptions: withdrawals from qualified retirement plans and non-qualified compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns, applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½, and QDROs and required excess contribution returns pursuant to applicable IRS rules for IRA and 403(b)(7) TSA participants.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class B Shares

A CDSC will be imposed on redemptions of Class B shares of the Funds, in accordance with the table in the Prospectuses, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years (four years for MainStay Floating Rate Fund). However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years (four years for MainStay Floating Rate Fund). Please see "Exchange Privileges" below for additional information on CDSC.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to financial intermediary firms. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the CDSC, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the MainStay Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining the rate of any applicable CDSC, it will be assumed that a shareholder is redeeming shares that were held for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

The CDSC will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The CDSC will be waived in connection with the following redemptions: withdrawals from qualified retirement plans and non-qualified compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns, applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½, and QDROs and required excess contribution returns pursuant to applicable IRS rules for IRA and 403(b)(7) TSA participants.

Shareholders should notify the Transfer Agent at the time of requesting such redemptions that they are eligible for a waiver of the CDSC. Class B shares upon which the CDSC may be waived may not be resold. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class C Shares

A CDSC of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year (18 months with respect to MainStay Short Duration High Yield Fund).

Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year (18 months with respect to MainStay Short Duration High Yield Fund) after their purchase. The CDSC on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to MainStay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase (18 months with respect to the MainStay Short Duration High Yield Fund), under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year (18 months with respect to MainStay Short Duration High Yield Fund) of the date of the initial purchase.

The CDSC will be waived in connection with the following redemptions: withdrawals from qualified retirement plans and non-qualified compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns, applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½, and QDROs and required excess contribution returns pursuant to applicable IRS rules for IRA and 403(b)(7) TSA participants.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Purchases and Redemptions – Additional Information

In times when the volume of telephone redemptions is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone.

Certain of the Funds have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Fund may borrow in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

Purchases In-Kind

The value of securities being contributed in-kind must be at least equal to the greater of: (i) 1% of the assets of the Fund immediately prior to the in-kind purchase; or (ii) $1,000,000. This requirement may be waived if the Manager feels that the proposed transaction is in the best interest of the Fund. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order.

In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities.

With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash.

Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase.

With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange.

The investor must call 800-MAINSTAY (624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

Redemptions In-Kind

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and would be subject to market and other risks before sale. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Suspension of Redemptions and Liquidation

Under current rules governing money market funds, the MainStay Money Market Fund may suspend redemptions and irrevocably liquidate in the event that the Fund’s Board, including a majority of the Independent Trustees, determines, pursuant to Rule 2a-7, that the extent of the deviation between the Fund’s amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

Exchange Privileges

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

An exchange may be made by either of the following methods: (1) writing the Transfer Agent via regular mail at The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401; (2) writing the Transfer Agent via overnight mail at The MainStay Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling the Transfer Agent at 800-MAINSTAY (624-6782) (8:30 am to 5:00 pm Eastern time); (4) contacting your broker/dealer to facilitate the exchange request; (5) calling the MainStay Audio Response System at 800-MAINSTAY (624-6782); or (6) by accessing your account via mainstayinvestments.com.

Shares of a Fund that are subject to a CDSC may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable CDSC, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable CDSC will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a CDSC are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B shares, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a CDSC. This means that exchanging shares that are subject to a CDSC into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B shares, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a CDSC for shares of the MainStay Money Market Fund and then redeems those shares, the CDSC will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a CDSC on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the CDSC when ultimately redeemed without purchasing shares of another MainStay Fund.

Where a shareholder seeks to exchange Class A shares or Investor Class shares of the MainStay Money Market Fund for Class A shares or Investor Class shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

In times when the volume of telephone exchanges is heavy, additional phone lines will be added by NYLIM Service Company. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer identification number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer identification number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer identification number only if the exchange request is in writing and is received in "good order." If the financial intermediary firm permits, the financial advisor of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

Redemption by Check

The MainStay Money Market Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Board Members to be adverse to the interest of other shareholders of the MainStay Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

CONVERSION PRIVILEGES

Automatic Conversions Between Share Classes of the Same Fund

A shareholder's Class A, Investor Class and Class B shares may be subject to automatic conversions between share classes as described in the Prospectuses.

If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to automatically convert, the shareholder may hold both Class A or Investor Class shares of the Fund (acquired as a result of the automatic conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial automatic conversion of a shareholder's Class B shares to Class A or Investor Class shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Class A or Investor Class shares. Class A or Investor Class shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a CDSC that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

Although the Funds expect that an automatic conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature.

Class A shares received by holders of Class P shares of certain Epoch Funds in connection with the Epoch Fund Reorganizations, or shares obtained through an exchange of those Class A shares or any subsequent purchase will not be subject to the automatic conversion feature described in the Prospectuses.

TAX-DEFERRED RETIREMENT PLANS

Cash or Deferred Profit Sharing Plans Under Section 401(K) for Corporations and Self-Employed Individuals

Shares of a Fund, except the MainStay California Tax Free Opportunities fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the MainStay California Tax Free Opportunities fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund, except the MainStay California Tax Free Opportunities fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TRADITIONAL IRAs. For 2016, an individual who has not attained age 70½ may contribute as much as $5,500 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,500 (or an additional $5,500 in the case of Spousal IRA), for tax year 2016, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,500 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by: $1,000 for 2016.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (MAGI). If you or your spouse is an active participant, you must look at your MAGI for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $61,000 and phased out at $71,000 (for 2016). The deduction threshold level if you are married and file a joint tax return is $98,000 and phased out at $118,000 (for 2016), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2016). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $184,000 and phased out at $194,000 (for 2016).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions. The owner of a traditional IRA must make certain required minimum distributions beginning after age 70½; failure to comply with these rules can result in the imposition of a 50% excise tax. Please consult with your tax advisor regarding required minimum distributions.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70½. In certain cases, distributions from a Roth IRA may be tax free. For 2016, the Roth IRA, like the traditional IRA, is subject to a $5,500 ($11,000 for a married couple, $6,500 for individuals over age 50, and $13,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $117,000 and $132,000 ($184,000 - $194,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

Taxation of the Funds

Each Fund has either elected or intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The MainStay Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses incurred in another Underlying Fund in the MainStay Funds of Funds invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Funds of Funds could therefore affect the amount, timing and character of distributions to their shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income, determined without regard to any deduction for dividends paid.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund generally must distribute for the calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (excluding any capital gains or losses) generally for the calendar year taking into account certain deferrals and elections, (2) 98.2% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or subject to income tax during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Character of Distributions to Shareholders — General

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, reported by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares received equal to the amount of cash the shareholder could have received as the dividend reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The MainStay Funds of Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Funds of Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from equity and debt securities will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Each of the Funds that invest in stock will be able to report a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A greater than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends. Since many of the stocks in which the Funds or Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the preferential rate applicable to qualified dividends.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

If a Fund makes a distribution derived from income earned by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan, pursuant to a securities lending transaction, such income will not constitute qualified dividend income and will not be eligible for the dividends-received deduction. Similar consequences may apply to repurchase and other derivative transactions. Additionally, to the extent any Fund makes distributions of income earned by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits generally would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Redemptions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares. A Fund’s capital loss carryforwards, if any, from taxable years beginning before December 23, 2010 do not reduce current earnings and profits even if such carryforwards reduce the Fund’s realized capital gains in the current taxable year. In the case of a Fund with a non-calendar taxable year end, the Fund’s earnings and profits are first allocated to distributions made by the Fund on or before December 31 of the taxable year, and then to distributions made by the Fund after December 31 of such taxable year.

Distributions by a Fund (other than the MainStay Money Market Fund) reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may economically represent a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. Such deferrals and other rules regarding gains and losses recognized after October 31 and December 31 may affect the amount and tax character of shareholder distributions.

Character of Distributions to Shareholders — The MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Funds intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Funds will be eligible for the deduction for dividends received by corporations.

Although a significant portion of the distributions by the Funds generally is expected to be exempt from federal taxes, the Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular federal income tax will constitute taxable income to the Funds. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions and from municipal obligations acquired at a market discount. Accordingly, it is possible that a significant portion of the distributions of the Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

In addition, as discussed below, a sale of shares in the Funds (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Funds after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Funds, the Manager and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from gross income under section 103 of the Internal Revenue Code. While the Funds may invest in such instruments, they do not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Funds to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Funds might have invested more than 20% of their assets in taxable instruments. In addition, it is possible in such circumstances that the Funds will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the respective portfolios of the Funds has been made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Funds since the acquisition of shares of the Funds may result in adverse tax consequences to them.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds is not deductible to the extent it is deemed related to the Funds’ distributions of tax-exempt interest.

Income derived by the Funds from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Funds from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

Federal Income Tax Capital Loss Carryforwards

A net capital loss incurred by a Fund in a taxable year beginning before December 23, 2010 (a “pre-enactment capital loss”) is characterized as a short-term capital loss, and may only be used to offset capital gains realized during the eight taxable year period following the taxable year of such loss. A net capital loss incurred by a Fund in a taxable year beginning after December 22, 2010 (a “post-enactment capital loss”) may be carried forward for an unlimited period, and may be used to offset future capital gains. However, post-enactment capital losses are required to be used to offset such future capital gains before using pre-enactment capital losses. As a result of this ordering rule, pre-enactment capital losses may expire unused. Additionally, any post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses, rather than being considered all short-term as under prior law. Accordingly, no capital gains distribution is expected to be paid to shareholders of Funds with capital loss carryforwards until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses.

As of October 31, 2016, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the taxable year indicated:

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

FUND	AVAILABLE THROUGH	SHORT TERM CAPITAL LOSS AMOUNT (000'S)		LONG TERM CAPITAL LOSS AMOUNT (000’S)
MainStay California Tax Free Opportunities Fund		$	[__]	$	[__]
MainStay Common Stock Fund			[__]		[__]
MainStay Emerging Markets Debt Fund			[__]		[__]
MainStay Emerging Markets Equity Fund			[__]		[__]
MainStay Epoch Capital Growth Fund			[__]		[__]
MainStay Epoch International Small Cap Fund			[__]		[__]
MainStay Epoch U.S. Small Cap Fund			[__]		[__]
MainStay Floating Rate Fund			[__]		[__]
MainStay Government Fund			[__]		[__]
MainStay High Yield Corporate Bond Fund			[__]		[__]
MainStay High Yield Opportunities Fund			[__]		[__]
MainStay ICAP International Fund			[__]		[__]
MainStay ICAP Select Equity Fund			[__]		[__]
MainStay International Equity Fund			[__]		[__]
MainStay International Opportunities Fund			[__]		[__]
MainStay New York Tax Free Opportunities Fund			[__]		[__]
MainStay Short Duration High Yield Fund			[__]		[__]

MainStay Tax Free Bond Fund	[__]	[__]
MainStay Total Return Bond Fund	[__]	[__]
MainStay Unconstrained Bond Fund	[__]	[__]

The following Funds utilized capital loss carryforwards during the year ended October 31, 2016:

MainStay California Tax Free Opportunities Fund	$	[__]
MainStay Common Stock Fund		[__]
MainStay Cornerstone Growth Fund		[__]
MainStay Epoch International Small Cap Fund		[__]
MainStay Epoch U.S. Small Cap Fund		[__]
MainStay High Yield Municipal Bond Fund		[__]
MainStay ICAP International Fund		[__]
MainStay ICAP Select Equity Fund		[__]
MainStay International Equity Fund		[__]
MainStay New York Tax Free Opportunities Fund		[__]

[In addition, the MainStay Floating Rate Fund had $[__] in capital loss carryforwards that expired during the fiscal year ended October 31, 2016].

Dispositions of Fund Shares

Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased (and prior to February 1st of the following year) and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

Foreign Currency Gains and Losses

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by each Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Discount

Certain bonds acquired by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds acquired by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a Fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Some of the bonds acquired by a Fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A Fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount accrues, and thus included in a Fund’s investment company taxable income, will depend upon which of the permitted accrual methods the Fund elects.

Where a Fund acquires a bond at a price that exceeds the bond’s stated redemption price at maturity, the bond is considered to have been acquired at a premium which is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds acquired by the Fund, the Fund would reduce the tax basis of the bonds as well as its investment company taxable income by the amount of amortized premium on such bonds. Upon the sale or other disposition of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, a Fund is required to reduce its tax basis as well as the amount of tax-exempt interest available for distribution to shareholders as exempt-interest dividends by the amount of such amortized premium.

Taxation of Options, Futures Contracts, and Similar Instruments

Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by each Fund to treat certain forwards, futures and options as capital gain or loss.

Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Regarding the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from federal income tax, will be taxable income to the Funds.

The diversification requirements applicable to a Fund’s status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, or other financial instruments.

The rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Foreign Taxes

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

MainStay Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund, MainStay ICAP International Equity Fund, MainStay International Equity Fund and MainStay International Opportunities Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Additionally, a Fund may be eligible to make such election if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified whether the foreign taxes paid by the Fund will be eligible for such treatment for that year and, if so, such notification will report (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Passive Foreign Investment Companies

Certain Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given taxable year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Investment in Taxable Mortgage Pools (Excess Inclusion Income)

Applicable to all Funds except MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Under a Notice issued by the IRS, a portion of a MainStay Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. The excess inclusion income of a regulated investment company, such as each MainStay Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to Shareholders subject to tax on UBTI (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice also imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

Tax Reporting Requirements and Backup Withholding

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under federal income tax law, a Fund will be required to report to the IRS all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Money Market Fund), except in the case of certain shareholders exempt from such reporting.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. During February of each calendar year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the MainStay

California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

If a shareholder recognizes a loss on a sale or other disposition of Fund shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company that engaged in a reportable transaction are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these reporting requirements does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 28%, in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

State and Local Taxes

Distributions by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Shareholders of the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and/or the MainStay Tax Free Bond Fund may be subject to state and local taxes on distributions from these Funds, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Funds derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Funds in his or her own state and locality.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). However, non-U.S. shareholders should refer to the discussion above in respect to Fund investments in certain REITs or in REMIC residual interests.

Applicable to all Funds except MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Except as discussed below, distributions by the MainStay Funds to Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the MainStay Funds, including amounts retained by any MainStay Fund which are reported as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. Shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the MainStay Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above); however, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when distributed to non-U.S. Shareholders. Moreover, in the case of MainStay Fund shares held through an intermediary, the intermediary may have withheld amounts even if the MainStay Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a MainStay Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the MainStay Funds may be subject to U.S. estate tax with respect to their MainStay Fund shares.

Under the Foreign Investment in Real Property Tax Act of 1980, as amended and included in the Internal Revenue Code (“FIRPTA”), a non-U.S. Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such non-U.S. Shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a MainStay Fund is subject to U.S. federal tax treatment as a “U.S. real property holding corporation” and is not considered to be domestically controlled under U.S. tax law, any gain realized on the sale or exchange of the shares of such MainStay Fund by a non-U.S. Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of such MainStay Fund’s shares would be subject to U.S. tax treatment as FIRPTA gain. A MainStay Fund will be a “U.S. real property holding corporation” for U.S. federal tax purposes if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain a MainStay Fund if all of the following requirements are met: (i) the MainStay Fund is treated as a “qualified investment entity” for U.S. federal tax purposes (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) if a non-U.S. Shareholder owns more than 5% of the MainStay Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a MainStay Fund to such non-U.S. Shareholders may also be treated as FIRPTA gain to the extent derived from gain from the disposition of a U.S. real property interest, and therefore generally would be subject to U.S. federal; withholding tax at a rate of 35%, thereby requiring affected non-U.S. Shareholders to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. Shareholder that is a corporation. Even if a non-U.S. Shareholder does not own more than 5% of a MainStay Fund’s shares, distributions made by a MainStay Fund that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable to such non-U.S. Shareholder as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Applicable to MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay New York Tax Free Opportunities Fund and MainStay Tax Free Bond Fund

Except as discussed below, distributions by the MainStay Funds to Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the MainStay Funds, including amounts retained by any MainStay Fund which are reported as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. Shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the MainStay Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above); however, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. Shareholders. Moreover, in the case of MainStay Fund shares held through an intermediary, the intermediary may have withheld amounts even if the MainStay Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a MainStay Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the MainStay Funds may be subject to U.S. estate tax with respect to their MainStay Fund shares.

The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

OTHER INFORMATION

Organization and Capitalization

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on April 28, 2009.

MainStay Funds Trust has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the MainStay Funds Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2011:

• MainStay 130/30 Growth Fund was closed to new purchases on July 5, 2011 and liquidated on September 30, 2011;

• MainStay Cash Reserves Fund was closed to new purchases on October 14, 2011 and liquidated on March 30, 2012;

• MainStay New York Tax Free Opportunities Fund commenced operations on May 14, 2012;

• Effective May 25, 2012, MainStay Balanced Fund and MainStay U.S. Small Cap Fund, former series of Eclipse Funds, merged into corresponding “shell” series of MainStay Funds Trust;

• MainStay Epoch U.S. Equity Fund changed its name to MainStay Epoch U.S. Equity Yield Fund effective September 17, 2012;

• MainStay Short Duration High Yield Fund commenced operations on December 17, 2012;

• MainStay Cornerstone Growth Fund commenced operations on January 14, 2013;

• Keystone Large Cap Growth Fund was a series of a different registered investment company for which a predecessor entity of Cornerstone Capital Management, LLC served as investment advisor. On December 18, 2012, the shareholders of Keystone Large Cap Growth Fund at a special meeting approved the Keystone Large Cap Growth Fund merging into MainStay Cornerstone Growth Fund, effective January 11, 2013.

• MainStay Growth Equity Fund merged into MainStay Cornerstone Growth Fund, effective January 18, 2013;

• MainStay California Tax Free Opportunities Fund commenced operations on February 28, 2013;

• MainStay 130/30 Core Fund changed its name to MainStay U.S. Equity Opportunities Fund effective February 28, 2013;

• MainStay 130/30 International Fund changed its name to MainStay International Opportunities Fund effective February 28, 2013;

• Effective after the close of business on May 24, 2013, MainStay High Yield Opportunities Fund, formerly a series of Eclipse Funds Inc., merged into a corresponding “shell” series of MainStay Funds Trust;

• Effective July 1, 2013, the MainStay Cornerstone Growth Fund changed its fiscal year end from June 30 to October 31;

• MainStay Emerging Markets Opportunities Fund commenced operations on November 15, 2013;

• Effective February 28, 2014, the MainStay Intermediate Term Bond Fund changed its name to MainStay Total Return Bond Fund;

• MainStay ICAP Global Fund was closed to new purchases on July 1, 2015 and liquidated on September 30, 2015;

• Effective February 29, 2016, the MainStay U.S. Small Cap Fund changed its name to MainStay Epoch U.S. Small Cap Fund;

• MainStay Retirement 2060 Fund commenced operations on February 29, 2016;

• MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016; and

• Effective February 28, 2017, the MainStay Emerging Markets Opportunities Fund changed its name to MainStay Emerging Markets Equity Fund.

Funds not covered under this SAI:

• MainStay Marketfield Fund commenced operations on October 5, 2012;

• Marketfield Fund was a series of a different registered investment company for which a predecessor entity of Marketfield Asset Management LLC served as investment advisor. On September 24, 2012, the shareholders of Marketfield Fund at a special meeting approved the Marketfield Fund merging into MainStay Marketfield Fund, effective October 5, 2012.

• MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Fund commenced operations on July 11, 2014;

• Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund, and Cushing® Royalty Energy Income Fund were separate series of The Cushing Funds. On July 1, 2014, the shareholders of Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund, and Cushing® Royalty Energy Income Fund at a special meeting approved the respective mergers into the corresponding MainStay Cushing Funds.

• Effective April 30, 2015, the MainStay Short Term Bond Fund changed its fiscal year end from October 31 to April 30;

• Effective June 1, 2015, the MainStay Short Term Bond changed its name to MainStay Tax Advantaged Short Term Bond Fund;

• MainStay Absolute Return Multi-Strategy Fund commenced operations on June 18, 2015;

• Effective April 8, 2016, MainStay Marketfield Fund merged with and into Marketfield Fund, a series of Trust for Professional Managers; and

• Effective May 30, 2016, the MainStay Cushing Royalty Energy Income Fund changed its name to MainStay Cushing Energy Income Fund.

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on January 9, 1986.

The MainStay Funds has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of The MainStay Funds are fully paid, non-assessable, redeemable, and freely transferable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2011:

• MainStay Diversified Income Fund changed its name to the MainStay Flexible Bond Opportunities Fund effective February 28, 2011;

• MainStay Equity Index Fund merged into MainStay S&P 500 Index Fund, a series of MainStay Funds Trust, effective as of the close of business May 25, 2012;

• MainStay Principal Preservation Fund closed to new investors effective May 15, 2012 and liquidated on September 28, 2012;

• MainStay Flexible Bond Opportunities Fund changed its name to the MainStay Unconstrained Bond Fund effective February 28, 2013.

• Effective February 28, 2017, the MainStay Global High Income Fund changed its name to MainStay Emerging Markets Debt Fund; and

• Effective February 28, 2017, the MainStay MAP Fund changed its name to MainStay MAP Equity Fund.

Special Considerations for the MainStay S&P 500 Index Fund. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Fund's Manager. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P

500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the equation by which the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

Voting Rights

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. For example, Class A, Investor Class, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Board Members can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Board Members will not be able to elect any person or persons as Board Members. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Board Member Liability

Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of The MainStay Funds. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Board Members. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The MainStay Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Board Members believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust for The MainStay Funds further provides that the Board Members will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the MainStay Funds Trust shall be personally liable for the obligations of the MainStay Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the MainStay Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the MainStay Funds Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the MainStay Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the MainStay Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the MainStay Funds Trust, when acting in such capacity, shall be personally liable to any person other than the MainStay Funds Trust or its shareholders for any act, omission or obligation of the MainStay Funds Trust or any Trustee or officer of the MainStay Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the MainStay Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the MainStay Funds Trust or its shareholders to which the Trustee or officer would otherwise by subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

This SAI and the Prospectuses do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Independent Registered Public Accounting Firm

[__], has been selected as the independent registered public accounting firm for the MainStay Funds described in this SAI. [__] audits the financial statements of the Funds and may provide other audit, tax, and related services as pre-approved by the Audit Committee.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM Service Company has its principal office and place of business at 30 Hudson Street, Jersey City, New Jersey 07302. Pursuant to its Transfer Agency and Service Agreements with the Funds dated October 1, 2008, as amended, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NYLIM Service Company fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. For purposes of allocating these fees and expenses, each Fund combines the shareholder accounts of its Class A, I, P, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets. A Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose.

NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with BFDS located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to BFDS per account and per transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts. BFDS will perform certain of the services for which NYLIM Service Company is responsible.

In addition, the Funds or NYLIM Service Company or an affiliate may contract with other service organizations, including affiliates of NYLIM Service Company and broker/dealers and other financial institutions, to compensate them for providing sub-transfer agency and other administrative services with respect to beneficial owners of Fund shares held through omnibus accounts.

Sub-Administrator

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Custodian

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the cash and securities of the Funds and has subcustodial agreements for holding such Funds' foreign assets. For providing these services, State Street is compensated by the Funds.

Legal Counsel

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

The following table sets forth information concerning beneficial and record ownership, as of [____], 2017 of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of [____], 2017 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

TO BE UPDATED BY POST-EFFECTIVE AMENDMENT

TO BE UPDATED

APPENDIX A

Special Risks Related to Investments in Municipal Securities of California

This appendix provides a brief summary of the factors that may affect the financial condition of the State of California (“State” or “California”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the State. The information provided below is derived from public sources that are current as of the preparation of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The MainStay California Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation as to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or its municipal issuers, which could harm the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their representatives are encouraged to independently research the financial condition of the State, its municipalities, and their political subdivisions, instrumentalities or authorities before investing in the Fund.

Municipal issuers in California rely on State appropriations and local taxes to fund their operations. As a result, economic, political or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a California municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, that action could harm the value or liquidity of securities issued by other municipal issuers in California, including securities issued by the State.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in California, could have an adverse impact on the financial condition of the State and its municipalities. At this time, it is not possible to predict the extent to which these factors may impact the financial condition of the State and it municipalities.

Overview

California, like the rest of the nation, has experienced an uneven economic recovery from the severe economic downturn that began in late 2007. As a result of weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. To exacerbate the problem, as the State entered the recession, annual revenues generally were less than annual expenses, resulting in a “structural” budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize. However, the prospects for the California economy are improving.

The State’s real gross domestic product increased by 2.8 percent in 2014 and totaled $2.3 trillion at current prices. The State also added jobs faster than the nation in 2013 and 2014. Most sectors have experienced solid growth, with the exception of the agricultural sector. Declines in the agricultural sector, which are due to drought, are expected to be offset by growth in other sectors. Accordingly, the State’s economy continues to benefit from broad-based growth.

Although the State appears well positioned for further economic gains, it is uncertain how long the current economic expansion will last. The State’s revenues can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities and may increase the risk of investing in these securities, which could reduce the performance of the Fund.

Economic Conditions

With a population of approximately 39 million, California is by far the most populous state in the nation. In addition, California’s economy is the largest among the 50 states and among the largest and most diverse in the world. Although its economy is diverse, California has major components in the high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and service sectors. In addition, governmental agencies at the state, local and federal levels employ a significant number of the State’s residents.

According to the U.S. Department of Commerce, residents of California received nearly $1.94 trillion in estimated personal income in 2014. As a result, residents of California had a per capita personal income of $50,109, which compared favorably to the national average of $46,129 over the same period.

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The State unemployment rate reached a high of 12.4 percent in late 2010. The rate improved thereafter, falling to 5.7 percent in November 2015. For comparison, the national unemployment rate was 5.0 percent in November 2015.

After hitting a low of approximately 200,000 units (seasonally adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to above 400,000 units annually. As of December 2014, the year-over-year rise in home sales was 0.6 percent, the first increase in nearly a year and a half, which caused home prices to climb. Home prices continued to climb in 2013 and 2014, reaching levels not seen in more than five years. However, the housing market returned to a more normal and sustainable pace by December 2014 with a moderate 3 percent increase in home prices above the prior year level. The State median price of existing single-family homes sold in December 2014 was $452,570. However, this figure remains 23 percent below the pre-recession peak. The State issued 85,000 residential building permits in 2014, 46 percent more than were issued in 2012, but still only 40 percent of the 213,000 permits issued in 2004. Building permits during the first six months of fiscal year 2015 increased 5.7 percent over the total recorded during the first half of the prior fiscal year. The value of nonresidential permits gained 8.3 percent, with solid increases in industrial, office, retail, hotel, and building improvements.

The State set a new record for merchandise exports in 2014, totaling $174.1 billion, surpassing the $168.1 billion recorded in 2013. However, exports nominally declined in early 2015, although month-to-month fluctuations are customary. A continuation of drought conditions in 2016 may substantially decrease agricultural exports.

Going forward, the California economy is expected to continue making steady progress. Industry employment is forecast to expand 2.6 percent in 2015 and 2.4 percent growth is projected for 2016. Furthermore, personal income is projected to increase by 4.8 percent and 5.2 percent in 2015 and 2016, respectively.

Although the State has experienced recent moderate growth, there are still risks to the economy. First, the persistence of unemployment has meant slow income growth for a broad section of the population and slow wage growth. This impacts the ability of people to save and invest, and makes it difficult for consumption growth to support broader economic growth. Second, although the State appears well positioned for further economic gains, it is uncertain how long the current expansion will last.

Recent Results

Historically, the General Fund derives the majority of its revenue from personal income taxes, sales and use taxes, and corporation taxes. During fiscal year 2016, these revenue sources are projected to contribute approximately 68 percent, 22 percent and 9 percent, respectively, of total General Fund revenues.

The State’s personal income tax is structured in a highly progressive manner, with the top 1 percent of taxpayers paying around 45.5 percent of the total personal income tax the State collected in 2013. The passage of Proposition 30, which imposed additional taxes on those earning over $250,000, has made the personal income tax even more progressive. Depending on market conditions, a large share of personal income tax receipts may be derived from capital gains realizations and stock option income, revenue sources that can be particularly volatile and susceptible to economic fluctuations.

Sales and use taxes and corporation taxes are subject to economic fluctuations and were negatively impacted during the most recent recession. Additionally, California is limited in its ability to generate revenues from property taxes, which are a relatively stable revenue source. The State is also required to maintain a Special Fund for Economic Uncertainties (“SFEU”), which is funded from the General Fund resources to meet cash needs of the General Fund. For purposes of financial reporting, year-end balances in the SFEU are included in the General Fund balance. The 2016 Budget projected that the fund would carry a positive reserve of $1.1 billion in June of 2016.

The 2016 Budget marked the first budget proposal since Proposition 2, the budget reserve and debt payment measure that was approved by voters in November 2014. Proposition 2 annually captures an amount equal to 1.5 percent of General Fund revenues plus capital gains taxes that exceed a long-term historical average. Under the 2016 Budget’s revenue estimates, Proposition 2 captures a total of $2.4 billion, half of which will be deposited in the Budget Stabilization Account (“BSA”) and half of which will be used to pay down existing State debts.

State Budget

2015-16 Budget. On January 9, 2015, the Governor proposed the budget for fiscal year 2016 (“2016 Budget”). The 2016 Budget assumed that the General Fund would receive total revenues of approximately $113.4 billion during the fiscal year, which represented an increase of 4.9 percent from fiscal year 2015. Against these revenues, the Governor proposed appropriations of approximately $113.3 billion from the General Fund, which represented an increase of 1.4 percent from the previous fiscal year. Included in the proposal was a one-time transfer of $1.2 billion to the State’s BSA.

The 2016 Budget assumed increases in total tax receipts during the fiscal year. The Governor projected that personal income tax receipts, which would account for 65.6 percent of total General Fund revenues under the proposal, would increase by 4.9 percent over fiscal year 2015 budgeted estimates. This increase is largely attributed to higher capital gains forecasts and higher tax receipts from wages. The 2016 Budget assumed that 9.4 percent of the General Fund’s tax revenues would come from capital gains during the fiscal year. The 2016 Budget also assumed that sales and use tax receipts and corporation tax receipts would be approximately 7.4 percent and 5.8 percent, respectively, above their fiscal year 2015 budgeted estimates.

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The Governor’s proposal focused on, among other things, saving money and paying down debts and liabilities, strengthening the State’s infrastructure and continuing to invest in education. The Governor’s proposal also desired to continue implementing changes that focused on providing core public services in the most efficient manner possible. These initiatives included, among other things, public safety realignment, health care reform, climate change, and pension reform.

On January 13, 2015, the California Legislative Analyst’s Office (“LAO”) released its analysis of the 2016 Budget. The LAO is a nonpartisan agency that provides fiscal policy advice to the California State Legislature, especially in regard to the State budget. The LAO report on the 2016 Budget involved an independent review of the State’s economy, demographics, revenues and expenditures. The LAO began by concluding that the State likely would collect more tax revenue in fiscal year 2015 than the estimates in the Governor’s proposal. Per the LAO, barring a sustained stock market drop, an additional fiscal year 2015 revenue gain of $1 billion to $2 billion seemed likely. The LAO report also noted that the Governor’s priorities are generally prudent ones. In particular, the LAO stated that the Governor’s proposal to pay off state government’s retiree health liabilities over the next few decades would, if fully funded, address the last of state government’s large unaddressed liabilities. Over the long run, eliminating those liabilities would significantly lower State costs, affording future generations more flexibility in public budgeting. The LAO noted, however, that the Governor proposed no additional funds to implement the plan. The LAO report reiterated that the State budget remains vulnerable to downturns that may reemerge with little warning. Therefore, building budget reserves and paying down State debts remained important goals.

On May 14, 2015, the Governor made revisions to his 2016 Budget (“May Revision”) projections. The May Revision estimated and projected a year-end surplus of $3.5 billion in the BSA. The May Revision stated that a number of major risks continued to threaten the State’s fiscal stability, including the risk that there could a correction in the stock market, as well as the potential impact of global slowdowns in China and European Union countries on the State’s trade, impacting the State’s projected corporate profits, employment and personal income.

On June 24, 2015, the Governor enacted the State budget for fiscal year 2016 (“2016 Enacted Budget”). The 2016 Enacted Budget called for $115.4 billion in General Fund appropriations, which was an increase of $7.4 billion over the enacted budget for fiscal year 2015. The estimated General Fund resources for fiscal year 2016 totaled $117.4 billion, including $2.4 billion in previous year fund balance, as well as revenues totaling $115.0 billion, which was an increase of $9.5 billion from estimated fiscal year 2015 revenues. The estimated revenues in the 2016 Enacted Budget consisted of $77.7 billion in personal income tax receipts, $25.2 billion in sales and use tax receipts, and $10.3 billion in corporation tax receipts.

2016-17 Budget. On January 7, 2016, the Governor presented his proposed budget for fiscal year 2017 (“2017 Proposed Budget”). The 2017 Proposed Budget assumes that the General Fund will receive total revenues of approximately $120.6 billion during the fiscal year, which is an increase of 2.8 percent from fiscal year 2016. Against these revenues, the Governor proposes appropriations of approximately $122.6 billion from the General Fund, which would be an increase of 5.6 percent from the previous fiscal year.

The 2017 Proposed Budget assumes increases in total tax receipts during the fiscal year. The Governor projects that personal income tax receipts, which would account for 67.5 percent of total General Fund revenues under the proposal, will increase by 3.1 percent over fiscal year 2016 budgeted estimates. This increase is largely attributed to higher capital gains forecasts and higher tax receipts from wages. The 2017 Proposed Budget assumes that 10.0 percent of the General Fund’s tax revenues will come from capital gains during the fiscal year. The 2017 Proposed Budget also assumes that sales and use tax receipts and corporation tax receipts will be approximately 2.7 percent and 6.3 percent, respectively, above their fiscal year 2016 budgeted estimates.

The Governor’s proposal focuses on, among other things, saving money and paying down debts and liabilities, strengthening the State’s infrastructure, continuing to invest in education, counteracting the effects of poverty, and addressing climate change. The State has approximately $224.0 billion in long-term costs, debts and liabilities. The vast majority of these liabilities—$220 billion—are related to retirement costs of state and University of California employees. For 15 years, Proposition 2 provides a dedicated funding source to help address these liabilities, but that funding alone will not eliminate the liabilities. In addition, the State faces $77 billion in identified deferred maintenance on its infrastructure. The 2017 Proposed Budget includes $807 million for critical deferred maintenance at the universities and community colleges and in levees, state parks, prisons, state hospitals and other state facilities. The State’s largest deferred maintenance is on its highways, roads and bridges. Annual maintenance and repairs are billions more than can be funded annually within existing resources and must be addressed through expanded and ongoing funding sources. The minimum guarantee of funding for K-14 schools has been at all-time highs since fiscal year 2013 and is expected to grow to $71.6 billion in fiscal year 2017. Accordingly, the 2017 Proposed Budget provides, among other things, from the General Fund, approximately $51.2 billion to K-12 schools, $3.43 billion to the University of California system, and $3.45 billion to the California State University system. The Governor’s proposal also focuses on, among other things, counteracting the effects of poverty and addressing climate change, through a $3.1 billion Cap and Trade expenditure plan.

On January 11, 2016, the LAO released its analysis of the 2017 Proposed Budget. The LAO begins by concluding that the Governor’s emphasis on growing the State’s budget reserves is appropriate. Per the LAO, the Governor’s general approach is prudent, because maintaining a large budget reserve is the key to weathering the next recession with minimal disruptions in public programs. The LAO report also notes that the Governor’s focus on infrastructure makes sense, although some of the specific proposals raise several issues. In particular, the LAO states that the Governor’s proposals raise several issues that merit legislative consideration, including the appropriateness of proposed funding sources, ensuring that funding is allocated to the highest priority, and the need to allow sufficient legislative oversight. Although the LAO states that the State has enjoyed remarkable growth over the past year, it notes that the State may be reaching the peak of a long economic expansion. As such, planning for the

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next downtown, including setting aside budget reserves, remains an important priority. In regards to Proposition 98, the LAO notes that although the Governor’s estimates of local property tax revenue are too low, the Governor still provides for a modest cushion against a potential downturn.

The Governor is expected to present revisions to the 2017 Proposed Budget in May 2016. Shortly thereafter, the LAO is expected to provide its analysis of the Governor’s revisions. The budget for fiscal year 2016 is expected to be enacted before July 1, 2016.

Obligations of the State

The State has historically paid the principal and interest on its outstanding obligations when due. The obligations of the State typically include its general obligations bonds, commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and warrants. The State’s Constitution prohibits the creation of general obligation indebtedness of the State unless a bond issuance is approved by a majority of the electorate voting at either a general election or a direct primary.

As of January 1, 2016, the State’s outstanding aggregate principal amount of long-term general obligation bonds was approximately $76.0 billion. Of this amount, approximately $75.3 billion were payable primarily from the State’s General Fund and approximately $0.7 billion were “self-liquidating” bonds payable first from other special revenue funds. Further, as of January 1, 2016, the State had approximately $10.8 billion in lease-revenue obligations outstanding.

Proposition 1 was approved in November 2014 and enacted the Water Quality, Supply, and Infrastructure Improvement Act of 2014, issuing approximately $7.5 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State’s water supply systems, water quality, and water infrastructure improvements. Of this amount, approximately $7.1 billion was new bond authorization, and the balance would be a reallocation of unused authority from previously-approved bond measures. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

As of January 1, 2016, there were unused voter authorizations for the future issuance of approximately $28.6 billion of long-term general obligation bonds, some of which may first be issued as commercial paper notes. This unissued amount includes approximately $596.2 million for general obligation bonds payable first from other revenue sources. Actual gross debt servicing costs on General Fund-supported general obligation bonds and lease revenue debt is projected to total approximately 6.68 percent of General Fund revenues and transfers in fiscal year 2016. This projected ratio falls to 5.38 percent, however, after taking into account the receipt of federal “Build America Bond” subsidy payments from the federal government, along with the availability of special funds that may be used to pay a portion of the cost to service the State’s debt.

The State Treasurer’s Office estimates that approximately $3.3 billion of new money general obligation bonds (including some initially in the form of commercial paper notes) and approximately $420 million of lease-revenue bonds will be issued in fiscal year 2016. The exact amount that will be issued will depend on a number of factors, including budget constraints, market conditions, and other considerations.

In addition to long-term obligations, the State also issues short-term obligations to meet cash flow needs. This short-term external borrowing is generally made through the sale of revenue anticipation notes. In fiscal year 2016, the State did not plan to issue any revenue anticipation notes. In addition, the State is authorized to issue revenue anticipation warrants payable in the succeeding fiscal year, and the State may also issue registered refunding warrants, which are issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to meet cash flow needs in the early 1990s and early 2000s.

Certain State agencies and authorities may issue obligations secured or payable from specific revenue streams. Most of these revenue bonds are not payable from the State’s General Fund. State agencies and authorities had approximately $57.9 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2015. These borrowings are used to finance a large array of enterprises and projects, including various housing, health facilities, pollution control facilities, transportation projects, public work projects and public and private educational facilities.

Obligations of Other California Issuers

The State has a large number of agencies, instrumentalities and political subdivisions that issue municipal obligations. These revenue bonds are supported by state revenue-producing enterprises and projects, as well as conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. Such revenue bonds are not payable from the State’s General Fund. The State’s agencies, instrumentalities and political subdivisions are subject to various economic risks and uncertainties, and the credit quality of securities they issue may differ significantly from the credit quality of securities backed by the State’s full faith and credit.

Pension and Post Retirement Liabilities

The financial condition of the State and its localities is subject to risks associated with pension and post retirement liabilities. The pension funds managed by the State’s retirement systems (e.g., the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”)), suffered large investment losses during the most recent recession and currently have significant unfunded liabilities. These unfunded liabilities may require the General Fund to make increased contributions in the future, which could reduce resources available for other State priorities.

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As of June 30, 2014, CalPERS reported an unfunded accrued liability allocable to state employees, excluding judges and elected officials, of $43.3 billion on a market value of assets (“MVA”) basis (a decrease of $6.6 billion from the June 30, 2013 valuation). As of June 30, 2014, CalSTRS reported an unfunded accrued liability of its Defined Benefit Plan of $61.8 billion on an MVA basis (a decrease of $12.6 billion from the June 30, 2013 valuation) and $72.7 billion on an actuarial value of assets (“AVA”) basis (a decrease of $1.0 billion from the June 30, 2013 valuation). For 2014, CalPERS did not publish its unfunded accrued liability on an AVA basis.

It is possible that the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, which would reduce discretionary General Fund resources available for other State programs. Failure to manage these unfunded liabilities may have an adverse impact on the State’s credit ratings.

A significant number of local governments, including various current CalPERS members, face similar, and sometimes, relatively more severe fiscal issues with respect to unfunded pension and post retirement benefit liabilities. These local governments’ credit ratings and solvency may be threatened if their liabilities are not addressed by way of wage concessions, restructuring of benefits, or other more creative methods, which could cause these issuers to default on their outstanding obligations or file for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code. In the past, as a result of financial and economic difficulties, several of the State’s municipalities filed for bankruptcy protection under Chapter 9. Additional municipalities could file for bankruptcy protection in the future. Any such action could negatively impact the value of a fund’s investments in the securities of those issuers or other issuers in the State.

Local Governments

California has 58 counties, which make up the primary units of local government. Counties are responsible for providing many basic services such as welfare, jails, health care for the indigent and public safety in unincorporated areas. The State is also made up of 482 incorporated cities and thousands of special districts formed for education, utilities and other services. The fiscal condition of the various local governments was changed when Proposition 13 was approved by State voters in the 1978. Among other things, Proposition 13 set limits on the future growth of property taxes and limited local governments’ ability to impose “special taxes” (i.e., taxes devoted to specific purposes) unless the local government had two-thirds voter approval. In addition, Proposition 218 was enacted by initiative in 1996 and further limited the ability of local governments to raise taxes, fees, and other exactions.

To help counterbalance the loss of property tax revenue for local governments, the State provided aid to many local governments from the General Fund. Part of this aid consisted of the State assuming primary responsibility for funding K-12 education and community colleges. During the recession of the early 1990s, the State Legislature was forced to reduce some of the post-Proposition 13 aid to local government entities other than K-12 education and community colleges. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for the provision of local services by cities and counties.

In 2000, the “internet bubble” caused another economic shock in the State, which caused the State to divert local revenue sources, including certain sales taxes and vehicle license fees, into State coffers. Following these actions, voters approved Proposition 1A in 2004. Proposition 1A amended the State Constitution to reduce the State Legislature’s authority over local government revenue sources. It placed restrictions on the State’s access to local governments’ property, sales and vehicle license fee revenues. Proposition 22, adopted in late 2010, superseded portions of Proposition 1A and completely prohibits the State from borrowing local government funds. Proposition 22 also prohibits the State Legislature from making certain changes to local government funding sources.

The 2012 Budget Act included a plan to shift certain State program costs to counties and provide a comparable amounts of funds to support these new local obligations. This realignment plan is designed to provide State funds for certain programs such as corrections, local public safety programs, as well as programs related to mental health, substance abuse, foster care, child welfare services and adult protective services. However, local governments, in particular counties, will be responsible for covering an increased part of the financial burden of providing such local services. Such responsibility brings with it the risk of possible cost overruns, revenue declines and insufficient revenue growth.

The State may face financial pressure due to its obligation to fund public schools under Proposition 98. Such obligations may limit the State’s ability to respond to economic conditions and could reduce the level of assistance the State provides to local governments. Such a reduction in State aid could exacerbate the serious fiscal issues many local governments already face, particularly with respect to education funding. The State economic slowdown in the last few years, which reduced State and local revenue, continues to put additional pressure on local government finances.

Limits placed on the ability of local governments to raise taxes and fees may prevent these localities from effectively responding to economic and other conditions. The major local government revenue sources, property and sales tax, and fees from real estate development, are highly susceptible to economic fluctuations and have all been adversely affected by the recent financial crisis. If economic conditions significantly deteriorate, local governments may be forced to cut local services to address their budget constraints, or, in some cases, file for bankruptcy.

Pending Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not

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presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

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Natural Disasters Risk

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. On August 24, 2014, the Governor issued an emergency proclamation for three counties in the State due to the effects of a 6.0 magnitude earthquake near the City of Napa and continued aftershocks. The earthquake damaged certain critical infrastructure, homes and other structures, and caused fires and the temporary closure of some roads and highways. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of: (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Over the recent period, the State has experienced record drought conditions. On January 17, 2014, the Governor proclaimed a State of Emergency and directed State officials to take all necessary actions to prepare for these drought conditions. The State of California Department of Water Resources reduced water allocations from the State Water Project, and the U.S. Bureau of Reclamation reduced water allocations from the federal Central Valley Project for 2014. The State Legislature passed and the Governor signed emergency legislation to provide over $680 million (of which $541 million is from existing voter-approved bonds) for drought relief efforts, such as assisting citizens disproportionately impacted by the drought and supporting local and regional water supply and conservation projects. While the current drought is one of the most severe in the State’s history, it is expected that farmers will largely be able to offset the effects of surface water shortfalls through groundwater pumping, shifting crop patterns and planting fewer acres. A continuation of drought conditions past 2016 would have more severe impacts, as options for adjustment would be even more limited.

Bond Ratings

As of January 22, 2016 the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
Aa3	AA-	A+

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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TO BE UPDATED

APPENDIX B

Special Risks Related to Investments in Municipal Securities of New York

This appendix provides a brief summary of the factors that may affect the financial condition of the State of New York (“State” or “New York”) and New York City (the “City” or “New York City”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the City or the State. The information provided below is derived from public sources that are current as of the date of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State, City, or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The MainStay New York Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or the City or their municipal issuers, which could harm the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their representatives are encouraged to independently research the financial condition of the State or the City, their municipalities, and their political subdivisions, instrumentalities or authorities before investing in the Fund.

Municipal issuers in New York rely on State appropriations and local taxes to fund their operations. As a result, economic, political or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a New York municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, that action could harm the value or liquidity of securities issued by other municipal issuers in New York, including securities issued by the State or the City.

New York City constitutes a large proportion of the State’s population and economy. Any effects on the financial health of New York City will ultimately be borne by the State as well. Therefore, the discussion below addresses the risks that apply to both the State and the City.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in New York, could have an adverse impact on the financial condition of the State and its municipalities or the City. At this time, it is not possible to predict the extent to which those factors may impact the financial condition of the City or the State and its municipalities.

Overview

While New York’s economy has exhibited signs of growth, this growth may be slow as the State continues to face significant challenges, including uncertain economic conditions, new financial regulatory developments, and financially strapped local governments.

Furthermore, the economic outlook in the rest of the country remains uncertain. Another economic downturn could significantly hurt the State and its finances and, therefore, its municipal securities. Similarly, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship.

There can be no assurances that the State will not face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that the current economic or federal actions will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could have an adverse impact on the Fund.

New York State Economic Conditions

New York is the state with the fourth highest population in the United States. New York has a diverse economy that constitutes a large portion of the country’s financial services sector. It also has comparatively large employment in the information, education and health services sectors, as well as a small share of the nation’s farming and mining activity. The State’s location, as well as its air transport facilities and harbors provide a vital link for international commerce. Travel and tourism also account for a large part of the New York economy. Similar to the rest of the U.S., New York has an increasing portion of its population employed in the service industries.

Although the size of the manufacturing sector in New York has continued to decline, it still represents a significant proportion of the State’s economy. This is especially true for the upstate New York region, which has large numbers of manufacturers of transportation and other types of equipment. Nonetheless, with New York City as the nation’s center of banking and finance, the financial services sector is the largest and most

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important sector in the State. Although it makes up less than 10 percent of all nonagricultural jobs in the State, it contributes over 20 percent of total wages. Other substantial service-producing sectors in the State include information, private education, healthcare, professional and business services, leisure and hospitality services and other services. In addition, although farming constitutes only approximately 0.2% of the State’s total output, it is a key part of the economy in certain rural areas.

Federal, State and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Within this sector, public education accounts for approximately 40 percent of total State and local government employment.

With manufacturing and construction comprising smaller shares of the State’s employment than within the U.S. generally, the combined services industries, and, in particular, the financial services sector, account for a large share of employment in New York. As such, New York is likely to be affected more strongly than the U.S. during an economic recession focused on the services sector but is less likely to be affected by a recession focused on manufacturing and construction.

Economic and Demographic Trends

From 1990 to 1998, the State’s economy grew at a rate slightly below that of the nation, but has since caught up to the nation’s growth rate. The State’s per capita personal income has generally been higher than the national average by a significant margin, although New York City’s location as an employment center for a multi-state region means that the State’s relative importance to the national economy is understated because of the large number of employees that work in New York, but live in other states.

In the context of changing global economic environments, the State’s private sector labor market has continued to outperform employment growth projections, exhibiting stronger than expected growth in real estate services, construction, transportation and warehousing, wholesale trade, and professional and business services . Private sector employment growth is expected to grow 1.9 percent for the 2015 calendar year, followed by 1.6 percent growth for the 2016 calendar year. Total personal income growth of 3.5percent is expected for calendar year 2015 and 4.6 percent for calendar year 2016.

The State faces many of the same risks as the U.S. economy generally, although the significance of the financial services sector to the State’s economy introduces additional risks for the State. In this context, the ongoing implementation of various regulations and the effects of the Federal Reserve’s interest rate policies may cause uncertainty within the financial services sector and could affect the State’s economy growth.

Executive Budget

The State ended fiscal year 2015 with a balance of $7.30 billion in its General Fund, which amounted to an increase of $5.07 billion from fiscal year 2014 results. This increase is largely due to the approximately $4.67 billion received by the State for monetary settlement payments in fiscal year 2015.

The Governor submitted his Executive Budget proposal for fiscal year 2016 on January 21, 2015, and made amendments thereto through February 20, 2015, as permitted by law. The DOB issued the Executive Budget Financial Plan on February 24, 2015, as amended, which included projections that account for the estimated impact of the Governor’s Executive Budget proposal.

The Governor’s Executive Budget includes measures that are expected to result in a General Fund budget that is balanced for fiscal year 2016 and provides a budget surplus of $166 million in fiscal year 2017, $810 million in fiscal year 2018, and $630 million in fiscal year 2019. On April 1, 2015, the Governor enacted the State’s budget for fiscal year 2016. DOB projects that the fiscal year 2016 budget will be balanced on a cash basis of accounting in the General Fund, although the budget gaps for future years are estimated to be between $2 and $6 billion annually until fiscal year 2019.

Annual Information Statement

The State’s Annual Information Statement reflects the State’s enacted budget and contains changes to the spending projections through June 1, 2015. The State updates the Annual Information Statement quarterly and released its second quarterly update on November 24, 2015 (the “Updated Financial Plan”).

In the Updated Financial Plan, the Division of the Budget (“DOB”) estimates that the General Fund will end fiscal year 2016 with a $350 million General Fund surplus on a budgetary (cash) basis of accounting, based on its review of operating results through September 2015 and on other information. It estimates that General Fund receipts, including transfers from other funds, will total $69.6 billion in fiscal year 2016. General Fund disbursements, including transfers to other funds, are estimated to amount to $72.3 billion in fiscal year 2016, which includes one-time extraordinary transfers of $4.55 billion in monetary settlement from the General Fund to the Dedicated Infrastructure Investment Fund and $850 million for federal Medicare disallowances. The Updated Financial Plan is generally aligned with earlier proposals, although it has been revised to reflect more accurate projections and recalculations of payments by the State.

DOB projects that the State will close the 2016 fiscal year with a closing balance of $4.6 billion. The closing balance is a decrease of $2.7 billion from the fiscal year 2015 closing balance, which reflects the planned use of monetary settlement funds, the use of resources from fiscal year 2015, and the use of the collective bargaining reserve to fund the recent labor agreements.

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As of September 2015, General Fund receipts (including transfers from other funds) were $1.9 billion above initial projections, reflecting higher than anticipated tax receipts ($1.4 billion) and an unanticipated monetary settlement ($485 million).

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Obligations

It is important to note that the Updated Financial Plan is subject to a variety of risks and uncertainties, and that actual results may differ materially from projections. In particular, in certain fiscal years, actual receipt collections have dropped substantially below forecasted levels. Moreover, the Updated Financial Plan is based on numerous assumptions and could be subject to changes that result as a consequence of New York-specific, national or international events. Many of the projections rely on the realization of actions the State expects will be taken, but that are not within its control. Under certain circumstances, the State may be required to take budget gap-closing actions such as delays or reductions in payments, maintenance and construction. In particular, post-employment benefits for state employees as they reach retirement could require increased payments by the State in upcoming years.

The State is also subject to additional liabilities as required by Governmental Accounting Standards Board (GASB) Statement 45, which requires the State to perform an actuarial valuation every two years for purposes of calculating liabilities resulting from remedying pollution. The State reported an unfunded actuarial accrued liability for fiscal year 2015 of $77.4 billion, an increase of $9.2 billion from fiscal year 2014. The actuarially determined annual OPEB cost for fiscal year 2015 amounted to a total of $3.0 billion, and the difference between the State’s costs and the actuarially determined required annual contribution under GASB Statement 45 reduced the State’s net asset condition at the end of fiscal year 2015 by $1.5 billion. The State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis because GASB does not require that these additional costs be funded on a budgetary (cash) basis.

The State currently has labor contracts in place for approximately 99 percent of unionized State employees, including its three largest employee unions, Civil Service Employees Association, Public Employees Federation, and the United University Professions, as well as the New York State Police Benevolent Association. The contracts provided general salary increases in fiscal year 2015 of 2 percent to all employees with settled agreements and permit certain salary increases in fiscal years 2016, 2017, and 2018.

The State takes in significant amounts of Federal aid for health care, education, transportation and other governmental purposes, as well as Federal funding to respond to severe weather events. Any potential reduction in such funding could have a material adverse impact on the Updated Financial Plan. The State has reached an agreement with the Federal Centers for Medicare and Medicaid Services that authorizes up to $8 billion in new Federal funding, over several years to transform the State’s health care system. Additionally, despite adjustments to the budgetary caps on Federal discretionary spending, the State still faces the possibility of a reduction in Federal support as long as the caps remain in place.

The State’s retirement system provides pension benefits to the State’s public employees. The Common Retirement Fund (“CRF”) was subjected to significant investment losses in fiscal year 2009, which negatively impacted the value of assets held by the CRF for the Systems and led to increased employer contribution rates in fiscal years 2011 to 2014. However, due to recent investment gains, employer contribution rates decreased in fiscal years 2015, 2016, and 2017. In addition, the unfunded actuarial accrued liability for state employees who receive post-employment benefits was $77.4 billion in fiscal year 2015, an increase of $9.2 billion from fiscal year 2014. The State’s inability to recoup its investment losses or to appropriately fund the State’s post-employment benefits could lead to the inability of the State to meet its financial obligations.

Medicaid and School Aid Spending

Medicaid is intended to assist in providing health care services to low-income individuals and long-term care services for the elderly and disabled. The State’s share of Medicaid spending is estimated to total approximately $22.5 billion in fiscal year 2016 and is financed jointly by the State and local governments (including New York City). The number of Medicaid recipients in the State exceeded 6.1 million at the end of fiscal year 2015, as a result of the expanded eligibility and enrollment under the Affordable Care Act (“ACA”). The ACA provides that the Federal government will finance a larger share of Medicaid costs and lead to a lower State share of Medicaid costs, which is expected to ultimately lower the future growth rate of the State share of Medicaid costs.

The State provides funding to districts for School Aid in order to support elementary and secondary education for New York students. School Aid is expected to increase by 6.1 percent in School Year (“SY”) 2016 by $1.4 billion. Projected School Aid funding is tied to the State’s personal income growth index and is allocated more heavily to school districts that demonstrate significant student performance improvements. Based on current estimates of personal income growth, School Aid is projected to increase by an additional $937 million in SY 2017 and $1.1 billion in SY 2018. School Aid is projected to reach an annual total of $26.9 billion in SY 2019.

State spending for School Aid and New York Education Reform Initiatives is estimated to amount to a total of $23.4 billion in fiscal year 2016. In addition to State aid, school districts receive approximately $3 billion annually in Federal categorical aid.

Changes in the State’s Medicaid and School Aid spending or decreases in federal funds could have a significant impact on the State’s and City’s budget.

Debt Obligations

New York State is a large issuer of municipal debt and ranks second among the states in the total amount of outstanding debt and fifth in terms of debt per capita. The State’s total debt outstanding as of March 31, 2015 equaled $57.4 billion. This debt includes both State-supported debt and State-related debt.

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State-supported debt includes obligations that the State pays from traditional resources such as tax revenue and that impact the State’s budget. It includes general obligation debt as well as certain lease purchase and contractual obligations of public authorities and municipalities. State-related debt is a more broad measure of debt and includes all debt reported by the State on its financial statements, which includes moral obligation financings, or certain contingent-contractual obligation financings. The State’s debt, however, does not include debt issued by local governments, as such debt is accounted for in the local governments’ particular financial statements.

The Debt Reform Act of 2000 (“Act”) limits the issuance of State-supported debt to capital purposes only and limits it to a maximum 30 year term. The Act sets limits on the amount of new State-supported debt and restricts it to 4 percent of State personal income and restricts new State-supported debt service costs to 5 percent of the State’s receipts. For fiscal year 2015, the cumulative outstanding debt and debt service caps are 4.00 and 5.00 percent, respectively. From April 1, 2000 through March 31, 2015, the State issued new debt resulting in $40.4 billion of debt outstanding applicable to the debt reform cap, which is about $3.6 billion below the statutory debt outstanding limitation. Debt service costs on the new debt amounted to $4.0 billion in fiscal year 2015, or roughly $3.5 billion below the statutory debt service limitation. Although the debt outstanding is projected to remain within the Act’s limits, the available room under the cap on debt outstanding is projected to decline from $3.6 billion in fiscal year 2016 to $363 million in fiscal year 2020.

Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Other Localities

Certain localities other than New York City have recently encountered financial problems and have been dependent on State assistance over the past several years. Deficit financing by local governments in the State has become more common and has led to the State Legislature passing special acts that authorize bond issuances to finance local government’s operating deficits. In particular, the City of Buffalo, the City of Yonkers and Nassau County have faced financial difficulties in recent years. Legislation enacted in 2013 created the Fiscal Restructuring Board for Local Governments, which is authorized to review a municipality’s operations and finances, make recommendations on reforming and restructuring the municipality’s operations and take other measures to improve the municipality’s finances.

Local Assistance spending by the State includes payments to a variety of local entities such as local governments, school districts and health care providers. State-funded local assistance spending is projected to amount to $63.3 billion in fiscal year 2016, which is two-thirds of the State’s total Operating Funds spending. Of the $63.3 billion, two-thirds of the local assistance spending is comprised of education and health care spending.

Like the City and the State, localities are subject to a variety of factors that could have a significant impact on their fiscal condition. These include unanticipated problems from loss of Federal stimulus funding, pending litigation and judicial decision, as well as long-range economic trends. In the event of serious financial difficulties of a municipality, the local access to the public credit markets could be jeopardized and the marketability of notes and bonds issued by localities within the State could be adversely affected.

Bond Ratings

As of January 22, 2016, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
Aa1	AA+	AA+

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

New York City Economy

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.

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The City has a population of over 8 million and is a global center of business and culture. Its economy consists of a broad base of banking and securities, communications, life insurance, publishing, fashion design, retailing and construction industries. In addition, the City has a vibrant tourism industry. The City’s General Fund has achieved an operating surplus for every one of the fiscal years from 1981 through 2015 (except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”), as described below), although the City has frequently faced substantial gaps between forecasted revenues and forecasted expenditures that it was required to balance.

Although private sector jobs in the City declined by 103,400, or 3.0%, from 2008 to 2009, private sector jobs have increased by 430,800, or 14%, from 2009 to 2014. Recent job trends at the national and City level indicate modest growth. Nonetheless, the onset of changing economic factors could rapidly affect the outlook for continuing growth and the ability of the City to pay its obligations.

Financial Plan

As required by the New York State Financial Emergency Act For The City of New York and the New York City Charter, New York City prepares a four-year annual financial plan, which it revises quarterly. The City’s current financial plan projects a balanced budget for the 2016 fiscal year in accordance with GAAP (except for the application of GASB 49) and projects budget gaps for the 2017 through 2019 fiscal years. The City’s projections are based on various assumptions and contingencies and are dependent on local, national and international economic conditions, as well as State and federal aid. Implementation of the City’s financial plan also depends on the ability of financing entities such as the New York City Municipal Water Finance Authority and the New York City Transitional Finance Authority to publicly sell their bonds and notes.

In fiscal year 2015, the City’s General Fund had a total surplus of $3.70 billion, before discretionary and other transfers, and had balanced operating results in accordance with GAAP, except for the application of GASB 49. The financial plan for 2016-2019 fiscal years was submitted on June 26, 2015 (the “June Financial Plan”) and was subsequently modified on November 12, 2015 (the “Financial Plan”). The Financial Plan projects revenues and expenses for the 2016 fiscal year that are balanced in accordance with GAAP, except for the application of GASB 49, and estimates gaps of $1.239 billion, $1.923 billion and $2.908 billion in fiscal years 2017, 2018 and 2019, respectively. The Financial Plan discusses increases since the June Financial Plan in projected total revenues of $1.4 billion, $160 million, $233 million and $242 million in fiscal years 2016, 2017, 2018 and 2019 respectively. The Financial Plan also discusses an increase since the June Financial Plan in estimated total expenditures of $1.4 billion in fiscal year 2016, a decrease of $66 million in fiscal year 2017, and increases of $149 million and $297 million in fiscal years 2018 and 2019, respectively.

In order to follow its Financial Plan, the City is dependent on State aid and there is no assurance that there will not be delays or reductions in State aid to the City, which could have adverse effects on the City’s current projections. The Financial Plan is based on the fact that existing federal and State grant programs will continue and assumes any applicable projected increases for existing grant programs.

The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will decrease from an estimated level of 269,266 for June 30, 2016 to an estimated level of 267,173 by June 30, 2019. As of September 2015, the number of persons that receive benefits under cash assistance programs amounts to approximately 367,961 persons who receive nearly $651 million cumulatively in benefits per year. A significant portion of the Financial Plan consists of medical assistance payments, which are estimated at $6.3 billion for the 2016 fiscal year and are projected to remain at approximately this level through fiscal year 2019.

Obligations

The City, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the City might require the City to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the City to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments. In the fiscal year ended on June 30, 2015, the City expended nearly $680 million for judgments and claims. Although the outcome and fiscal implications of these lawsuits are not predictable, the City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2015 amounted to approximately $6.8 billion.

The New York Metropolitan Transportation Authority’s (“MTA’s”) Board approved the 2015-2019 Capital Program in October 2015, which includes $26.1 billion for all MTA agencies, including $15.8 billion to be invested in the New York City transit core system.

These obligations could have significant effects on the Financial Plan, if they are modified. Any changes in funding obligations or in the assumptions made, could affect the financial health of the City or of related municipal issuers.

Debt Obligations

As of June 30, 2015, approximately $40.46 billion of City general obligation bonds were outstanding, of which approximately $7 billion were variable rate demand bonds. As of June 30, 2015, $3 billion of bonds, which were issued to finance public improvements, were outstanding. As a result of past State legislation, the New York City Transitional Finance Authority (“TFA”) was authorized to have $13.5 billion of bonds outstanding. In fiscal year 2007, the $13.5 billion bonding authority was exhausted and the State Legislature authorized TFA to issue debt beyond the $13.5 billion limit, subject, however to the City’s general debt limit. At the end of fiscal year 2014, TFA debt totaled $33.85 billion. The estimated ten-year

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capital strategy for fiscal years 2016 to 2025 will require to $83.8 billion in funds of which approximately 90% is to be financed through funds borrowed by the City and such other entities. The financial significance of these obligations could impair the City’s ability to meet its financial obligations in the future and could have a severe impact on the City’s budget.

Environmental Risks

On October 29, 2012, Superstorm Sandy hit the Mid-Atlantic East Coast (“Superstorm Sandy”) and caused widespread damage to the City. Although estimates are uncertain, the current estimate of the costs to the City is approximately $9.7 billion. The Financial Plan has assumed that the costs of the storm will be borne mainly from non-City sources and predominantly by the federal government, subject to potential reductions as a result of federal sequestration.

In June 2013, the City released a comprehensive report that reviewed the City’s climate risks and recommended measures to be taken to combat a rise in sea levels and more severe weather events. The report estimated an initial cost of nearly $20 billion that would respond to these climate risks and that would help to implement the necessary precautionary measures.

In November 2006, the GASB issued Statement No. 49, “Accounting and Financial Reporting for Pollution Remediation Obligations,” which requires certain methods of accounting for and financial reporting of pollution remediation obligations. Although the City reported pollution remediation expenditures of $254.6 million in fiscal year 2015, the ultimate costs of known pollution to the City are unknown.

The City may be unable to meet the required expenditures to address the repairs of Superstorm Sandy, of potential additional climate events, or of its pollution remediation obligations. The magnitude of the costs involved in responding to such events can have a severe impact on the City’s budget for several years and can endanger the financial health of related municipal issuers.

General Obligation Bonds

As of January 22, 2016, the following ratings for the City’s general obligation bonds have been received from Moody’s, S&P and Fitch:

Moody’s	S&P	Fitch
Aa2	AA	AA

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the City, its political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a.	Declaration of Trust

1.	Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 — Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 16*

2.	Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 11*

3.	Form of Establishment and Designation of Additional Series of shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23*

4.	Form of Declaration of Trust as Amended and Restated December 31, 1994 — Previously filed as Exhibit a (4) to Post-Effective Amendment No. 53*

5.	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28*

6.	Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*

7.	Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(h) to Post-Effective Amendment No. 38*

8.	Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(i) to Post-Effective Amendment No. 47*

9.	Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(10) to Post-Effective Amendment No. 51*

10.	Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(11) to Post-Effective Amendment No. 51*

11.	Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(11) to Post-Effective Amendment No. 55*

12.	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share relating to the Mainstay U.S. Large Cap Equity Fund — Previously filed as Exhibit (a)(12) to Post-Effective Amendment No. 58*

13.	Establishment and Designation of Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(13) to Post-Effective Amendment No. 65*

14.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(14) to Post-Effective Amendment No. 65*

15.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 per Share — Previously filed as Exhibit (a) (15) to Post-Effective Amendment No. 65*

16.	Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(16) to Post-Effective Amendment No. 74*

17.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a) (17) to Post-Effective Amendment No. 74*

18.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a) (18) to Post-Effective Amendment No. 74*

19.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a) (19) to Post-Effective Amendment No. 74*

20.	Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(20) to Post-Effective Amendment No. 80*

21.	Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit 1(a) to Registrant’s Form N-14 filed with the Commission on August 10, 2007*

22.	Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(22) to Post-Effective Amendment No. 93*

23.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Small Cap Value) — Previously filed as Exhibit (a)(23) to Post-Effective Amendment No. 106*

24.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Institutional Bond) — Previously filed as Exhibit (a)(24) to Post-Effective Amendment No. 106*

25.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Value) — Previously filed as Exhibit (a)(25) to Post-Effective Amendment No. 106*

26.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Mid Cap Growth) —Previously filed as Exhibit (a)(26) to Post-Effective Amendment No. 106*

27.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Small Cap Growth) — Previously filed as Exhibit (a)(27) to Post-Effective Amendment No. 106*

28.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Mid Cap Value) — Previously filed as Exhibit (a)(28) to Post-Effective Amendment No. 106*

29.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Capital Appreciation) — Previously filed as Exhibit (a)(29) to Post-Effective Amendment No. 106*

30.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share (Total Return) — Previously filed as Exhibit (a)(30) to Post-Effective Amendment No. 106*

31.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share (Flexible Bond Opportunities) — Previously filed as Exhibit (a)(31) to Post-Effective Amendment No. 121*

32.	Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share (Class R3) dated December 2015 — Previously filed as Exhibit (a)(32) to Post-Effective Amendment No. 129 on February 29, 2016*

33.	Declaration of Trust dated January 9, 1986, as amended and restated August 19, 2016 — Previously filed as Exhibit (a)(3) to Post-Effective Amendment No. 131 on September 12, 2016*

b.	By-Laws

1.	Amended and Restated By-Laws dated June 4, 2015 — Previously filed as Exhibit (b)(1) to Post-Effective Amendment No. 129 on February 29, 2016*

c.	Instruments Defining Rights of Security Holders

1.	See the Declaration of Trust, as amended and supplemented from time to time and the Amended and Restated By-Laws dated December 31, 1994 (See above)

d.	Investment Advisory Contracts

1.	Amended and Restated Management Agreement dated February 27, 2015 between The MainStay Funds and New York Life Investment Management LLC — Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 126 on February 27, 2015*

2.	Subadvisory Agreements

(a)	Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated August 1, 2008 — Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 97*

i.	Amendment dated October 16, 2009 — Previously filed as Exhibit (d)(2)(1) to Post-Effective Amendment No. 100*

ii.	Amendment dated November 1, 2009 — Previously filed as Exhibit (d)(2)(m) to Post-Effective Amendment No. 100*

iii.	Amendment dated August 1, 2010 (High Yield Corporate Bond Fund) — Previously filed as Exhibit (d) (2)(o) to Post-Effective Amendment No. 107*

iv.	Amendment dated February 28, 2013 (Government Fund) — Previously filed as Exhibit (d)(2)(iv) to Post-Effective Amendment No. 121*

v.	Form of Amendment dated February 27, 2015 — Previously filed as Exhibit (d)(2)(a)(v) to Post-Effective Amendment No. 126 on February 27, 2015*

(b)	Subadvisory Agreement between New York Life Investment Management LLC and Winslow Capital Management, Inc. dated October 1, 2014 — Previously filed as Exhibit (d)(2)(b) to Post- Effective Amendment No. 126 on February 27, 2015*

i.	Amendment dated February 28, 2016 — Previously filed as Exhibit (d)(2)(b)(i) to Post-Effective Amendment No. 129 on February 29, 2016*

(c)	Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC dated August 1, 2008 — Previously filed as Exhibit d (2)(e) to Post-Effective Amendment No. 95*

(d)	Subadvisory Agreement between New York Life Investment Management LLC and Madison Square Investors LLC dated January 1, 2009 — Previously filed as Exhibit (d)(2)(h) to Post- Effective Amendment No. 97*

i.	Amendment to the Subadvisory Agreement dated July 1, 2011 between New York Life Investment Management LLC and Madison Square Investors LLC — Previously filed as Exhibit (d)(2)(s) to Post- Effective Amendment No. 110*

ii.	Amendment to the Subadvisory Agreement dated February 28, 2013 — Previously filed as Exhibit (d)(2)(d)(ii) to Post-Effective Amendment No. 126 on February 27, 2015*

(e)	Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated March 27, 2013 — Previously filed as Exhibit (d)(2)(e) to Post- Effective Amendment No. 121*

i.	Amendment dated February 29, 2016 – Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

ii.	Amendment dated March 25, 2016 – Previously filed as Exhibit (d)(2)(b) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

iii.	Amendment dated May 1, 2016 – Previously filed as Exhibit (d)(2)(c) to Post-Effective Amendment No. 94 to the MainStay Funds Trust’s Registration Statement on June 20, 2016.*

iv.	Amendment dated June 30, 2016 – Previously filed as Exhibit (d)(2)(d) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(f)	Assignment and Assumption Agreement between New York Life Investment Management LLC, MacKay Shields LLC and Madison Square Investors LLC dated July 1, 2011 — Previously filed as Exhibit (d)(2)(r) to Post Effective Amendment No. 110*

(g)	Subadvisory Agreement between New York Life Investment Management LLC and Markston International LLC dated December 15, 2011 — Previously filed as Exhibit (d)(2)(g) to Post-Effective Amendment No. 116 on February 28, 2013*

(h)	Subadvisory Agreement dated May 1, 2014 between New York Life Investment Management LLC and NYL Investors LLC — Previously filed as Exhibit (d)(2)(h) to Post-Effective Amendment No. 131 on September 12, 2016*

e.	Underwriting Contracts

1.	Amended and Restated Master Distribution Agreement between the MainStay Funds and NYLIFE Distributors Inc. dated August 1, 2014 — Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 126 on February 27, 2015*

2.	Form of Soliciting Dealer Agreement — Previously filed as Exhibit (e)(2) to Post-Effective Amendment No. 129 on February 29, 2016*

f.	Bonus or Profit Sharing Contracts — Inapplicable

g.	Custodian Agreements

1.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 — Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 28, 2011*

(a)	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(1)(a) to Post-Effective Amendment No. 73 to MainStay Funds Trust’s Registration Statement on February 27, 2015.*

(b)	Amendment to Custodian Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(1)(b) to Post- Effective Amendment No. 85 to MainStay Funds Trust’s Registration Statement on August 28, 2015.*

(c)	Amendment dated December 22, 2015 – Previously filed as Exhibit (g)(1)(c) to Post-Effective Amendment No. 89 to MainStay Funds Trust's Registration Statement on February 26, 2016.*

(d)	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(1)(d) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(e)	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(1)(e) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(f)	Amendment dated May 1, 2016 – Previously filed as Exhibit (g)(1)(f) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(g)	Amendment dated May 1, 2016 (Appendix) – Previously filed as Exhibit (g)(1)(g) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(h)	Amendment dated June 16, 2016 to the Master Custodian Agreement (appendix) - Previously filed as Exhibit (g)(1)(h) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(i)	Amendment dated June 17, 2016 to the Master Custodian Agreement (appendix) - Previously filed as Exhibit (g)(1)(i) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(j)	Amendment dated June 30, 2016 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(j) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

2.	Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 28, 2011.*

(a)	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(2)(a) to Post-Effective Amendment No. to MainStay Funds Trust’s Registration Statement on February 27, 2015.*

(b)	Amendment to Delegation Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(2)(b) to Post- Effective Amendment No. 85 to MainStay Funds Trust’s Registration Statement on August 28, 2015.*

(c)	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(2)(c) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(d)	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(d) to Post-Effective Amendment No. 89 to MainStay Funds Trust's Registration Statement on February 26, 2016.*

(e)	Amendment dated May 1, 2016 – Previously filed as Exhibit (g)(2)(e) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(f)	Amendment dated May 1, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(f) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(g)	Amendment dated June 16, 2016 to the Master Delegation Agreement (appendix) - Previously filed as Exhibit (g)(2)(g) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(h)	Amendment dated June 17, 2016 to the Master Delegation Agreement (appendix) - Previously filed as Exhibit (g)(2)(h) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(i)	Amendment dated June 30, 2016 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(i) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

h.	Other Material Contracts

1.	Transfer Agency

(a)	Amended and Restated Transfer Agency and Service Agreement dated October 1, 2008 — Previously filed as Exhibit h (1)(a) to Post-Effective Amendment No. 96*

i.	Amendment dated April 24, 2009 — Previously filed as Exhibit (h)(1)(a)(i) to Post-Effective Amendment No. 107 on February 28, 2011*

ii.	Amendment dated October 16, 2009 — Previously filed as Exhibit (h)(1)(a)(ii) to Post-Effective Amendment No. 107 on February 28, 2011*

iii.	Amendment dated October 23, 2009 — Previously filed as Exhibit (h)(1)(a)(iii) to Post-Effective Amendment No. 107 on February 28, 2011*

iv.	Amendment dated October 30, 2009 — Previously filed as Exhibit (h)(1)(a)(iv) to Post-Effective Amendment No. 107 on February 28, 2011*

v.	Amendment dated November 12, 2009 — Previously filed as Exhibit (h)(1)(a)(i) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

vi.	Amendment dated November 24, 2009 — Previously filed as Exhibit (h)(1)(a)(ii) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

vii.	Amendment dated February 26, 2010 — Previously filed as Exhibit (h)(1)(a)(iii) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

viii.	Amendment dated March 30, 2010 — Previously filed as Exhibit (h)(1)(a)(iv) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

ix.	Amendment dated January 1, 2011 — Previously filed as Exhibit (h)(1)(a)(v) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

x.	Amendment dated January 1, 2012 — Previously filed as Exhibit (h)(1)(a)(i) to MainStay Funds Trust’s Post-Effective Amendment No. 40 on February 27, 2013*

xi.	Amendment dated January 1, 2013 — Previously filed as Exhibit (h)(1)(a)(x) to Post-Effective Amendment No. 120 on June 17, 2013*

xii.	Amendment dated July 11, 2014 — Previously filed as Exhibit (h)(1)(a)(xii) to Post-Effective Amendment No. 126 on February 27, 2015*

xiii.	Amendment dated February 29, 2016 — Previously filed as Exhibit (h)(1)(a)(xiii) to Post-Effective Amendment No. 129 on February 29, 2016*

xiv.	Amendment dated June 30, 2016 – Previously filed as Exhibit (h)(1)(a)(xi) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

2.	Amended and Restated Service Agreement with New York Life Benefit Services, Inc. — Previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 80*

3.	Shareholder Services Plan (Class R1 shares) — Previously filed as Exhibit (h)(5) to Post-Effective Amendment No. 80*

4.	Shareholder Services Plan (Class R2 shares) — Previously filed as Exhibit (h)(6) to Post-Effective Amendment No. 80*

5.	Shareholder Services Plan (Class R3 shares) — Previously filed as Exhibit (h)(5) to Post-Effective Amendment No. 129 on February 29, 2016*

6.	Form of Indemnification Agreement — Previously filed as Exhibit (h)(10) to Post-Effective Amendment No. 80*

7.	Expense Limitation Agreements and Fee Waivers

(a)	Expense Limitation Agreement dated February 29, 2016 — Previously filed as Exhibit (h)(7)(a) to Post-Effective Amendment No. 129 on February 29, 2016*

(b)	Notice of Fee Waiver (Contractual — Large Cap Growth Fund) dated February 29, 2016 — Previously filed as Exhibit (h)(7)(b) to Post-Effective Amendment No. 129 on February 29, 2016*

i.	Legal Opinion

1.	Opinion and consent of counsel — To be filed by post-effective amendment

j.	Other Opinions

1.	Consent of Independent Registered Public Accounting Firm — To be filed by post-effective amendment

k.	Omitted Financial Statements — Inapplicable

l.	Initial Capital Agreements — Inapplicable

m.	Rule 12b-1 Plan

1.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) — Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 80*

2.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) — Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 80*

3.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) — Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 80*

4.	Plan of Distribution pursuant to Rule 12b-1 (Class R2 shares) — Previously filed as Exhibit (m)(4) to Post- Effective Amendment No. 80*

5.	Plan of Distribution pursuant to Rule 12b-1 (Class R3 shares) — Previously filed as Exhibit (m)(5) to Post-Effective Amendment No. 129 on February 29, 2016*

6.	Plan of Distribution pursuant to Rule 12b-1 (Investor Class shares) — Previously filed as Exhibit m(6) to Post- Effective Amendment No. 95*

7.	Revised Schedules A (as of February 28, 2013) to the Plans of Distribution pursuant to Rule 12b-1 for Class A shares, Class B shares, Class C shares and Investor Class shares — Previously filed as Exhibit m(7) to Post- Effective Amendment No. 123*

n.	Rule 18f-3 Plan — Amended Multiple Class Plan Pursuant to Rule 18f-3 dated February 29, 2016 — Previously filed as Exhibit (n) to Post-Effective Amendment No. 129 on February 29, 2016*

o.	Reserved

p.	Codes of Ethics

1.	Code of Ethics of The MainStay Funds dated September 2013 — Previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 129 on February 29, 2016*

2.	Code of Ethics of Markston International LLC as of March 2013 — Previously filed as Exhibit (p)(2) to Post-Effective Amendment No. 126 on February 27, 2015*

3.	Code of Ethics of MacKay Shields LLC Code of Ethics dated July 2014 — Previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 126 on February 27, 2015*

4.	Code of Ethics of New York Life Investment Management Holdings LLC dated October 2015 — Previously filed as Exhibit (p)(4) to Post-Effective Amendment No. 129 on February 29, 2016*

5.	Code of Ethics of Institutional Capital LLC (f/k/a Institutional Capital Corporation) dated November 2015 — Previously filed as Exhibit (p)(5)to Post-Effective Amendment No. 129 on February 29, 2016*

6.	Code of Ethics of Nuveen Investments Inc. (Winslow Capital Management, Inc.) dated April 2014 — Previously filed as Exhibit (p)(6) to Post-Effective Amendment No. 126 on February 27, 2015*

7.	Code of Ethics of Epoch Investment Partners, Inc. dated October 2015 — Previously filed as Exhibit (p)(7) to Post-Effective Amendment No. 129 on February 29, 2016*

Other Exhibits:

1.	Powers of Attorney — Previously filed as Exhibits to Post-Effective Amendment No. 106*

2.	Powers of Attorney (Blunt, Chow and Perold) — Previously filed as Exhibits to Post-Effective Amendment No. 129 on February 29, 2016*

* Incorporated herein by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

The MainStay Group of Funds, which includes MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article IV of The MainStay Funds’ (“Registrant’s”) Declaration of Trust states as follows:

Section 4.3. Mandatory Indemnification.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys ‘ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof:

(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, actions suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Non-interested Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In addition, each Trustee has entered into a written agreement with the Trust pursuant to which the Trust is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and Bylaws of the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC (“New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds.

The list of officers and directors of New York Life Investments, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investments (SEC File No: 801-57396).

CORNERSTONE CAPITAL MANAGEMENT HOLDINGS LLC

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Cornerstone Holdings, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Cornerstone Holdings (SEC File No: 801-69663).

EPOCH INVESTMENT PARTNERS, INC.

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Epoch, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Epoch (SEC File No: 801-63118).

INSTITUTIONAL CAPITAL LLC

Institutional Capital LLC (“ICAP”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of ICAP, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ICAP (SEC File No: 801-40779).

MACKAY SHIELDS

MacKay Shields LLC (“MacKay Shields”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of MacKay Shields, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MacKay Shields (SEC File No: 801-5594).

MARKSTON INTERNATIONAL LLC

Markston International LLC (“Markston”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Markston, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Markston (SEC File No: 801-56141).

NYL INVESTORS LLC

NYL Investors LLC (“NYL Investors “) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of NYL Investors, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NYL Investors (SEC File No: 801-78759).

WINSLOW CAPITAL MANAGEMENT INC.

Winslow Capital Management Inc. (“Winslow Capital”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Winslow Capital, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Winslow Capital (SEC File No: 801-41316 .

ITEM 32. PRINCIPAL UNDERWRITERS

a. Inapplicable

b. Inapplicable

c. Inapplicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010; New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany NJ 07054; Cornerstone Capital Management Holdings LLC, 1180 Avenue of the Americas, New York, NY 10036; Epoch Investment Partners, Inc., 399 Park Avenue, New York, NY 10022; Institutional Capital LLC, 253 North Clark Street, Suite 3500, Chicago, IL 60654; MacKay Shields LLC, 1345 Avenue of the Americas, New York, NY 10105; Markston International LLC, 50 Main Street, Suite 285, White Plains, NY 10606; and Winslow Capital Management, LLC, 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402. Records relating to the duties of the custodian for each series of The MainStay Funds are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111-2900. Records relating to the duties of the transfer agent of The MainStay Funds are maintained by Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, MA 02169.

ITEM 34. MANAGEMENT SERVICES.

Inapplicable.

ITEM 35. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 134 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City in the State of New Jersey, on the 23rd day of December, 2016.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 134 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 23, 2016.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
Stephen P. Fisher

/s/ Christopher O. Blunt*	Trustee
Christopher O. Blunt

/s/ David H. Chow*	Trustee
David H. Chow

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Peter Meenan*	Trustee and Chairman of the Board
Peter Meenan

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Jacques P. Perold*	Trustee
Jacques P. Perold

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ John A. Weisser*	Trustee
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

By: /s/ J. Kevin Gao
J. Kevin Gao
As Attorney-in-Fact

* Pursuant to Powers of Attorney previously filed.